Exhibit 10.1

EXECUTION VERSION

Dated       1         July 2021

for

EUROPEAN CENTRAL COUNTERPARTY N.V.

with

CBOE GLOBAL MARKETS, INC.

as the Guarantor

with

BANK OF AMERICA EUROPE DAC

acting as Co-ordinator and Facility Agent

and

CITIBANK N.A., LONDON BRANCH

acting as Security Agent

relating to a facility agreement originally dated 1 July 2020

CONTENTS

CLAUSE	PAGE

1.	Definitions and interpretation	2
2.	Conditions precedent	4
3.	Representations	4
4.	Amendment	4
5.	Cancellation, Reduction and Increase of Commitments	4
6.	Security, guarantee and security confirmation	5
7.	Transaction expenses	6
8.	Fees	6
9.	Facility Agent instructions	6
10.	Miscellaneous	7
11.	Governing law	7
12.	Enforcement	7

THE SCHEDULES

SCHEDULE	PAGE

Schedule 1 The Parties	10
Schedule 2 Conditions precedent	13
Schedule 3 Form of Amended Agreement	16

THIS AGREEMENT is dated           1 July          2021 and made between:

(1)	EUROPEAN CENTRAL COUNTERPARTY N.V., a public company (naamloze vennootschap), incorporated under the laws of the Netherlands, having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the trade register (handelsregister) of the Dutch chamber of commerce (Kamer van Koophandel) under number 34268194 (the "Company");

(2)	CBOE GLOBAL MARKETS, INC., a corporation incorporated under the laws of the State of Delaware, United States of America (the "Guarantor");

(3)	BANK OF AMERICA EUROPE DAC as co-ordinator (the "Co-ordinator");

(4)	THE ENTITIES listed in Part I of Schedule 1 (The Parties) as continuing bookrunner mandated lead arrangers (the "Continuing Bookrunner Mandated Lead Arrangers"), acceding bookrunner mandated lead arrangers (the "Acceding Bookrunner Mandated Lead Arrangers"), the acceding mandated lead arranger (the "Acceding Mandated Lead Arranger") and the outgoing original mandated lead arranger (the "Outgoing Original Mandated Lead Arranger") (whether acting individually or together, together with the Co-ordinator, the "Arrangers");

(5)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Parties) as continuing revolving lenders (the "Continuing Revolving Lenders"), acceding revolving lenders ("Acceding Revolving Lenders"), continuing swingline lenders (the "Continuing Swingline Lenders") and the acceding swingline lenders ("Acceding Swingline Lenders");

(6)	THE FINANCIAL INSTITUTIONS listed in Part III of Schedule 1 (The Parties) as outgoing original revolving lender (the "Outgoing Original Revolving Lender") and outgoing original swingline lenders (the "Outgoing Original Swingline Lenders");

(7)	The FINANCIAL INSTITUTIONS listed in Part IV of Schedule 1 (The Parties) as designated entities (the "Designated Entities");

(8)	BANK OF AMERICA EUROPE DAC as facility agent of the other Finance Parties (the "Facility Agent");

(9)	BANK OF AMERICA, N.A. as agent of the other Finance Parties in relation to Swingline Loans denominated in U.S. dollars (the "U.S. Dollar Swingline Agent");

(10)	BANK OF AMERICA EUROPE DAC as agent of the other Finance Parties in relation to Swingline Loans denominated in euro or sterling (the "€/£ Swingline Agent") and in relation to Swingline Loans denominated in Swiss Francs (the "Swiss Francs Swingline Agent");

(11)	NORDEA DANMARK, FILIAL AF NORDEA BANK ABP, FINLAND as agent of the other Finance Parties in relation to Swingline Loans denominated in Danish Krone, Norwegian Krone and Swedish Krona (the "Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent");

(12)	SKANDINAVISKA ENSKILDA BANKEN AB (PUBL) as agent in relation to Swingline Facility F Loans which are denominated in Danish Krone, Norwegian Krone and Swedish Krona (the "Facility F Swingline Agent"); and

(13)	CITIBANK N.A., LONDON BRANCH (the "Security Agent").

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IT IS AGREED as follows:

1.	Definitions and interpretation

1.1	Definitions

In this Agreement:

"2020 Security Agreement" means each of:

(a)	the English law governed security agreement dated 1 July 2020 between the Company and the Security Agent;

(b)	the Irish law governed security agreement dated 1 July 2020 between the Company and the Security Agent; and

(c)	the Swedish law governed security agreement dated 1 July 2020 between the Company and the Security Agent.

“Acceding Lenders” means the Financial Institutions listed in Part II of Schedule 1 (The Parties) as Acceding Revolving Lenders and Acceding Swingline Lenders and who were not lenders under the Original Facility Agreement immediately prior to the Amendment Effective Date.

"Amended Agreement" means the Original Facility Agreement, as amended and restated in the form set out in Schedule 3 (Form of Amended Agreement).

"Amendment Effective Date" means the date of the notification by the Facility Agent under Clause 2 (Conditions precedent).

"Collateral Monitoring Deed ARA" means an amendment and restatement deed dated on or about the date of this Agreement between the Company, the Security Agent, the Custodians and Collateral Monitor in relation to the collateral monitoring deed dated 1 July 2020 between the Company, the Security Agent, the Custodians and Collateral Monitor.

“Commitment” has the meaning given to that term in the Original Facility Agreement immediately prior to the Amendment Effective Date.

“Continuing Lenders” means the Financial Institutions listed in Part II of Schedule 1 (The Parties) as Continuing Revolving Lenders and Continuing Swingline Lenders.

“Existing Commitment Amount” means, in relation to a Continuing Lender, the amount of the Commitment of that Continuing Lender under the Original Facility Agreement immediately prior to the Amendment Effective Date.

“Increased Amount” means:

(a)	with respect to a Continuing Lender, the amount by which such Continuing Lender’s New Commitment Amount is greater than its Existing Commitment Amount; and

(b)	with respect to an Acceding Lender, such Acceding Lender’s New Commitment Amount.

"Latest Financial Statements" means:

(a)	in relation to the Company, the audited consolidated financial statements of the Group for the financial year ended 31 December 2020; and

(b)	in relation to the Guarantor, its audited consolidated financial statements for its financial year ended 31 December 2020.

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“New Commitment Amount” means the “Commitment” of each Lender as defined in the Amended Agreement.

"Original Facility Agreement" means the EUR1,500,000,000 facility agreement dated 1 July 2020 between the Company, the Guarantor, the Co-ordinator, the Arranger (as defined therein), the U.S. Dollar Swingline Agent, the €/£ Swingline Agent, the Swiss Francs Swingline Agent, the Facility Agent, the Danish Krone/ Norwegian Krone/ Swedish Krona Swingline Agent, the Security Agent and the Lenders named therein.

“Outgoing Lenders” means the Financial Institutions listed in Part III of Schedule 1 (The Parties) as the Outgoing Original Revolving Lender and the Outgoing Original Swingline Lenders.

"Party" means a party to this Agreement.

“Reducing Lender” means a Continuing Lender whose New Commitment Amount is less than its Existing Commitment Amount.

"Supplemental Security Agreement" means each of:

(a)	the English law governed supplemental security agreement dated on or about the date of this Agreement between the Company and the Security Agent (the "English Supplemental Security Agreement"); and

(b)	the Irish law governed supplemental security agreement dated on or about the date of this Agreement between the Company and the Security Agent (the "Irish Supplemental Security Agreement").

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, terms defined in the Original Facility Agreement have the same meaning in this Agreement.

(b)	The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3	Third Party Rights

A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.4	Designation

In accordance with the Original Facility Agreement, each of the Company and the Facility Agent designate this Agreement as a Finance Document.

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2.	Conditions precedent

The provisions of Clause 4 (Amendment) shall be effective only if the Facility Agent has received all the documents and other evidence listed in Schedule 2 (Conditions precedent) in form and substance satisfactory to the Facility Agent. The Facility Agent shall notify the Company, the Arrangers (as defined in the Amended Agreement) and the Security Agent promptly upon being so satisfied.

3.	Representations

3.1	Representations of the Company and the Guarantor on the date of this Agreement

On the date of this Agreement, the Company makes the representations and warranties set out in clause 20 (Representations of the Company) (save for paragraphs (a) to (d) of clause 20.10 (No misleading information)) and the Guarantor makes the representations and warranties set out in clause 21 (Representations of the Guarantor) (save for clause 21.9 (No misleading information)) of the Original Facility Agreement, in each case, by reference to the facts and circumstances then existing on the date of this Agreement, but as if references in clauses 20 (Representations of the Company) and 21 (Representations of the Guarantor) of the Original Facility Agreement to (i) "the Finance Documents" were instead to this Agreement; and (ii) the “Original Financial Statements” were instead to the Latest Financial Statements.

3.2	Representations of the Company and the Guarantor on the Amendment Effective Date

On the Amendment Effective Date, the Company makes the representations and warranties set out in clause 20 (Representations of the Company) (save for paragraphs (a) to (d) of clause 20.10 (No misleading information)) and the Guarantor makes the representations and warranties set out in clause 21 (Representations of the Guarantor) (save for clause 21.9 (No misleading information)) of the Amended Facility Agreement, in each case, by reference to the facts and circumstances then existing on the Amendment Effective Date, but as if references in clauses 20 (Representations of the Company) and 21 (Representations of the Guarantor) of the Original Facility Agreement to "the Finance Documents" were instead to this Agreement and the Amended Agreement.

4.	Amendment

4.1	Amendment

With effect from the Amendment Effective Date the Original Facility Agreement shall be amended and restated in the form set out in Schedule 3 (Form of Amended Agreement).

4.2	Continuing obligations

The provisions of the Original Facility Agreement and the other Finance Documents (including the guarantee and indemnity of the Guarantor) shall, save as amended by this Agreement, continue in full force and effect.

5.	Cancellation, Reduction and Increase of Commitments

5.1	Subject to the other provisions of this Agreement, on the Amendment Effective Date:

(a)	the Commitment of each Outgoing Lender shall be cancelled in full;

(b)	the Commitment of each Reducing Lender shall be reduced to an amount equal to its New Commitment Amount; and

(c)	in accordance with clause 5.2 below, each Acceding Lender and Continuing Lender in relation to its Increased Amount shall become (or, as applicable, continue as) a Lender under the Amended Agreement with a commitment in an amount equal to its New Commitment Amount.

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5.2	Subject to the other provisions of this Agreement, on and from the Amendment and Restatement Effective Date:

(a)	in relation to the Increased Amount, each Obligor and each Acceding Lender and each Continuing Lender shall assume obligations towards one another and/or acquire rights against one another as that Obligor and the Acceding Lender and Continuing Lender would have assumed and/or acquired had the Acceding Lender or Continuing Lender been an Original Lender with commitments equal to the New Commitment Amount;

(b)	each Acceding Lender shall become a party to the Amended Agreement as a “Lender” and each Acceding Lender, each Continuing Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Acceding Lender, Continuing Lender and those Finance Parties would have assumed and/or acquired had the Acceding Lender or Continuing Lender been an Original Lender with commitments equal to the New Commitment Amount; and

(c)	the Commitments of the Continuing Lenders (other than in relation to the Increased Amounts) shall continue in full force and effect except, in respect of a Reducing Lender, to the extent reduced pursuant to Clause 5.1.

5.3	Each Acceding Lender and Continuing Lender confirms (for the avoidance of doubt) that, in relation to the Increased Amount, the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in relation to and in accordance with the Amended Agreement on or prior to the Amendment Effective Date.

5.4	Clause 26.5 (Limitation of responsibility of Existing Lenders) of the Original Facility Agreement shall apply mutatis mutandis in this clause 5 in relation to an Acceding Lender as if references to:

(a)	an “Existing Lender” were references to all the Lenders immediately prior to the Amendment Effective Date; and

(b)	a “New Lender” were references to an Acceding Lender or (in relation to its Increased Amount) a Continuing Lender.

6.	Security, guarantee and security confirmation

(a)	Each Obligor confirms, with effect from (and including) the Amendment Effective Date:

(i)	its acceptance of the terms of the Amended Agreement;

(ii)	that it is bound as an Obligor by the terms of the Amended Agreement;

(iii)	that the guarantees and indemnities set out in Clause 19 (Guarantee and Indemnity) of the Original Facility Agreement shall:

(A)	continue in full force and effect on the terms of the Amended Agreement; and

(B)	extend to all obligations of each Obligor under each of the Finance Documents (including the Amended Agreement),

in each case, subject to the limitations set out in any Finance Document.

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(b)	The Company expressly confirms, acknowledges and agrees that with effect from (and including) the Amendment Effective Date:

(i)	any Security created by it under each 2020 Security Agreement extends to the obligations of the Obligors under the Finance Documents without any further action (including, without limitation, the Amended Agreement and any new obligations and liabilities owed at any time by any Obligor to any of the Secured Parties under the Finance Documents), subject to any limitations set out in the 2020 Security Agreements;

(ii)	the obligations of the Obligors arising under the Amended Agreement are included in the Secured Liabilities, subject to any limitations set out in the 2020 Security Agreements; and

(iii)	the Security created under each 2020 Security Agreement continues in full force and effect pursuant to the terms of the respective 2020 Security Agreement.

(c)	No part of this Agreement will create, creates, or is intended to create, a registrable Security.

7.	Transaction expenses

The Company shall within five Business Days of written request (accompanied by a breakdown showing in reasonable detail the costs incurred) reimburse the Facility Agent, the Security Agent and the Co-ordinator for the amount of all costs and expenses (including legal fees) reasonably incurred by the Facility Agent, the Security Agent or the Co-ordinator, as applicable, in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

8.	Fees

(a)	The Company shall pay to the Facility Agent (for the account of each Arranger) a fee in the amount and at the time agreed in a Fee Letter.

(b)	The Company shall pay to the Facility Agent, the U.S. Dollar Swingline Agent, the €/£ Swingline Agent and the Swiss Francs Swingline Agent (for their own account) a fee in the amount and at the time agreed in a Fee Letter.

(c)	The Company shall pay to the Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent (for its own account) a fee in the amount and at the time agreed in a Fee Letter.

(d)	In this clause 8, defined terms have the meaning given to them in the Amended Facility Agreement.

9.	Facility Agent instructions

In accordance with clause 28.3 (Instructions) of the Original Facility Agreement, the Facility Agent (acting on the instructions of the Majority Lenders (as defined in the Original Facility Agreement)), by entering into and executing this Agreement, instructs the Security Agent to execute and enter into this Agreement, the Supplemental Security Agreements, the Collateral Monitoring Deed ARA and any other related documents or agreements contemplated by this Agreement.

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10.	Miscellaneous

10.1	Incorporation of terms

The provision of clause 34 (Notices) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" are references to this Agreement.

10.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10.3	Addresses

For the purposes of clause 34.2 (Addresses) of the Original Facility Agreement, the address (and the department or officer, if any, for whose attention the communication is to be made) for the Parties shall be that identified with its name below. These administrative details shall apply from the date of this Agreement and the Parties agree that the five Business Days’ notice set out in clause 34.2 (Addresses) of the Original Facility Agreement shall be deemed to have been given.

11.	Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

12.	Enforcement

12.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)	Notwithstanding paragraph (a) above, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

12.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law:

(a)	the Company irrevocably appoints European Central Counterparty N.V. (ATTN: Legal & Compliance Department) of The Monument Building, 11 Monument Street, 5th floor, London, EC3R 8AF, United Kingdom, as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document;

(b)	the Guarantor irrevocably appoints Cboe Worldwide Holdings Limited (ATTN: Antonio Amelia, Company Secretary) of The Monument Building, 11 Monument Street, London, EC3R 8AF, United Kingdom, as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(c)	each of the Company and the Guarantor agrees that failure by a process agent to notify the Company or Guarantor, as applicable, of the process will not invalidate the proceedings concerned.

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12.3	USA Patriot Act

Each Lender hereby notifies each Obligor that, pursuant to the requirements of the USA Patriot Act, such Lender is required to obtain, verify and record information that identifies such Obligor, which information includes the name and address of such Obligor and other information that will allow such Lender to identify such Obligor in accordance with the USA Patriot Act.

12.4	Waiver of Jury Trial

Each Party hereby waives any right it may have to a jury trial in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Finance Documents or any dealings between the Parties relating to the subject matter of this Agreement or the Lender/Company/Guarantor relationship. Each Party hereby acknowledges that this waiver is a material inducement to enter into a business relationship, it has relied on this waiver in entering into this Agreement and it will continue to rely on this waiver in related future dealings. Each Party hereby further warrants and represents that it has reviewed this waiver with its legal counsel and it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable and may not be modified other than by a written waiver specifically referring to this Clause 11.4 and executed by each of the Parties. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

12.5	U.S. QFC rules

To the extent that the Finance Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, "QFC Credit Support", and each such QFC, a "Supported QFC"), the Parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support:

(a)	In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Finance Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Finance Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

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(b)	As used in this Clause 11.5, the following terms have the following meanings:

"BHC Act Affiliate" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

"Covered Entity" means any of the following:

(i)	a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

"Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

"QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Schedule 1

The Parties

Part I

A. Continuing Bookrunner Mandated Lead Arrangers

1.	Bank of America Europe DAC
2.	Bank of China Limited, London Branch
3.	Barclays Bank PLC
4.	Citigroup Global Markets Limited
5.	Deutsche Bank Luxembourg S.A.
6.	Goldman Sachs Bank USA
7.	Industrial and Commercial Bank of China Limited London Branch
8.	J.P. Morgan Securities PLC
9.	Nordea Danmark, filial af Nordea Bank Abp, Finland
10.	Royal Bank of Canada
11.	The Toronto-Dominion Bank, London Branch

B. Acceding Bookrunner Mandated Lead Arrangers

1.	Commerzbank AG
2.	Skandinaviska Enskilda Banken AB (publ)
3.	Wells Fargo Bank International Unlimited Company

C. Acceding Mandated Lead Arranger

1.	Lloyds Bank Plc

D. Outgoing Original Mandated Lead Arranger

1.	Sumitomo Mitsui Banking Corporation Brussels Branch

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Part II

A. Continuing Revolving Lenders

1.	Bank of America Europe DAC
2.	Bank of China Limited, London Branch
3.	Barclays Bank PLC
4.	Citibank N.A. London Branch
5.	Deutsche Bank Luxembourg S.A.
6.	Goldman Sachs Bank USA
7.	Industrial and Commercial Bank of China Limited London Branch
8.	JPMorgan Chase Bank, N.A., London Branch
9.	Nordea Danmark, filial af Nordea Bank Abp, Finland
10.	Royal Bank of Canada
11.	The Toronto-Dominion Bank, London Branch

B. Acceding Revolving Lenders

1.	Commerzbank AG
2.	Lloyds Bank Plc
3.	Skandinaviska Enskilda Banken AB (publ)
4.	Wells Fargo Bank International Unlimited Company

C. Continuing Swingline Lenders

1.	Bank of America Europe DAC
2.	Bank of China Limited, London Branch
3.	Barclays Bank PLC
4.	Citibank N.A. London Branch
5.	Deutsche Bank Luxembourg S.A.
6.	Goldman Sachs Bank USA
7.	Industrial and Commercial Bank of China Limited London Branch
8.	JPMorgan Chase Bank, N.A., London Branch
9.	Nordea Danmark, filial af Nordea Bank Abp, Finland
10.	Royal Bank of Canada
11.	The Toronto-Dominion Bank, London Branch

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D. Acceding Swingline Lenders

1.	Commerzbank AG
2.	Lloyds Bank Plc
3.	Skandinaviska Enskilda Banken AB (publ)
4.	Wells Fargo Bank International Unlimited Company

Part III

A. Outgoing Original Revolving Lender

1.	Sumitomo Mitsui Banking Corporation Brussels Branch

B. Outgoing Original Swingline Lenders

1.	Deutsche Bank AG New York Branch
2.	Sumitomo Mitsui Banking Corporation Brussels Branch

Part IV

Designated Entities

1.	Bank of America, N.A. (as a Designated Entity for USD drawdowns)
2.	Citibank N.A. (as a Designated Entity for USD drawdowns in respect of Swingline Facility E only)

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Schedule 2

Conditions precedent

1.	Obligors

(a)	A copy of the constitutional documents of each Obligor or a certificate of an authorised signatory confirming that the constitutional documents previously delivered to the Facility Agent for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect.

(b)	A copy of a resolution of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by this Agreement, any Supplemental Security Agreement, any Fee Letter and the other documents referred to in this Schedule 2 to which it is a party and resolving that it execute, deliver and perform this Agreement, any Supplemental Security Agreement, any Fee Letter and the other documents referred to in this Schedule 2 to which it is a party;

(ii)	authorising a specified person or persons to execute this Agreement, any Supplemental Security Agreement, any Fee Letter and the other documents referred to in this Schedule 2 to which it is a party; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with this Agreement, any Supplemental Security Agreement, any Fee Letter and the other documents referred to in this Schedule 2 to which it is a party.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

(d)	A certificate of each Obligor (signed by a director or, in the case of the Guarantor only, by an executive officer) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing, security or similar limit binding on that Obligor to be exceeded.

(e)	A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

(f)	In respect of the Company:

(i)	an up-to-date extract from the Dutch trade register (handelsregister) relating to it dated no earlier than five Business Days prior to the date of this Agreement;

(ii)	if applicable, a copy of a resolution of its board of supervisory directors approving the execution of, and the terms of, and the transactions contemplated by, the Finance Documents; and

(iii)	if applicable, a completed form MR01 in respect of the English Supplemental Security Agreement and a completed CRO registration template in agreed form for the Irish Supplemental Security Agreement.

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(g)	In respect of the Guarantor, a certificate as to the existence and good standing (including verification of tax status, if available) of the Guarantor from the appropriate governmental authorities in the Guarantor's jurisdiction of organisation, in form and substance reasonably satisfactory to the Facility Agent and its counsel.

(h)	Evidence that the Company is recognised as a Qualifying Central Counterparty by the DNB and the AFM under EMIR and the Dutch Financial Supervision Act.

2.	Security

(a)	A copy of each Supplemental Security Agreement, duly executed by the Parties to it.

(b)	A copy of the Collateral Monitoring Deed ARA, duly executed by the Parties to it (and the amended and restated form of the collateral monitoring deed attached thereto).

(c)	An account control letter to the Custodians, signed by the Company and acknowledged by each Custodian, as required by the Collateral Monitoring Deed.

(d)	A Collateral Schedule, in accordance with Part I of Schedule 6 (Borrowing Base) of the Original Facility Agreement.

3.	Legal opinions

(a)	A legal opinion of Linklaters LLP, legal advisers to the Arrangers and the Facility Agent in England, substantially in the form distributed to the Lenders prior to signing this Agreement.

(b)	A capacity legal opinion of Linklaters LLP, legal advisers to the Arrangers and the Facility Agent in the Netherlands, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(c)	An enforceability legal opinion of Arthur Cox, legal advisers to the Arrangers, the Facility Agent and the Security Agent in Ireland, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(d)	A capacity legal opinion of Sidley Austin LLP, legal advisers to the Guarantor in the State of Delaware, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

4.	Other documents and evidence

(a)	A certified copy of the Rules or a certificate of an authorised signatory of the Company confirming that the copy of the Rules previously delivered to the Facility Agent for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect.

(b)	A certified copy of the form of Clearing Participant’s Agreement and security deed or a certificate of an authorised signatory of the Company confirming that the copy of the form of Clearing Participant’s Agreement and security deed previously delivered to the Facility Agent for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect.

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(c)	Evidence that any process agent referred to in Clause 11.2 (Service of process) has accepted its appointment.

(d)	A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent, Security Agent or Lenders consider to be reasonably necessary or desirable (if they have notified the Company accordingly prior to the date of this Agreement) in connection with the entry into and performance of the transactions contemplated by this Agreement or for the validity and enforceability of this Agreement and any other Finance Document.

(e)	A copy of the Latest Financial Statements.

(f)	Evidence that the fees, costs and expenses then due from the Company pursuant to Clause 6 (Transaction expenses) and Clause 7 (Fees) have been paid or will be paid at the times and in the manner set out in the relevant Fee Letters.

(g)	Evidence of a positive advice of any works council which has advisory rights in respect of the entry into and performance of the transactions contemplated in the Finance Documents.

15

Schedule 3
Form of Amended Agreement

16

FACILITY AGREEMENT

originally dated 1 July 2020, as amended and restated on 1 July 2021 for

EUROPEAN CENTRAL COUNTERPARTY N.V.

as the Company

with

Cboe GLOBAL MARKETS, INC.

as the Guarantor

and

BANK OF AMERICA Europe DAC, BANK OF CHINA LIMITED, LONDON BRANCH, BARCLAYS BANK PLC, CITIGROUP GLOBAL MARKETS LIMITED, COMMERZBANK AG, DEUTSCHE BANK LUXEMBOURG S.A., GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED LONDON BRANCH, J.P. MORGAN SECURITIES PLC, LLOYDS BANK PLC, NORDEA DANMARK, FILIAL AF NORDEA BANK ABP, FINLAND, ROYAL BANK OF CANADA, SKANDNAVISKA ENSKILDA BANKEN AB (publ), THE TORONTO-DOMINION BANK, LONDON BRANCH, WELLS FARGO BANK INTERNATIONAL UNLIMITED COMPANY

as Arrangers

and

BANK OF AMERICA Europe DAC

as Co-ordinator

and

BANK OF AMERICA Europe DAC

acting as Facility Agent

and

CITIBANK N.A., LONDON BRANCH

acting as Security Agent

Ref: L-292794/EC/YAA

Linklaters LLP

CONTENTS

CLAUSE	PAGE

SECTION 1

INTERPRETATION

1.	Definitions and interpretation	2

SECTION 2

The Facility

2.	The Facility	41

3.	Purpose	47

4.	Conditions of Utilisation	48

SECTION 3

UTILISATION

5.	Utilisation – Revolving Loans	51

6.	Utilisation – Swingline Loans	53

7.	Optional Currencies	59

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

8.	Repayment	60

9.	Prepayment and cancellation	61

SECTION 5

COSTS OF UTILISATION

10.	Interest	66

11.	Interest Periods	68

12.	Changes to the calculation of interest	68

13.	Fees	71

(i)

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

14.	Tax gross-up and indemnities	72

15.	Increased costs	77

16.	Other indemnities	80

17.	Mitigation by the Lenders	82

18.	Costs and expenses	83

SECTION 7

guarantee

19.	Guarantee and indemnity	85

SECTION 8

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

20.	Representations of the Company	88

21.	Representations of the Guarantor	94

22.	Information undertakings	97

23.	Company general undertakings	101

24.	Guarantor general undertakings	107

25.	Events of Default	109

SECTION 9

CHANGES TO PARTIES

26.	Changes to the Lenders	114

27.	Changes to the Obligors	119

SECTION 10

FINANCE PARTIES

28.	Role of the Agents, the Security Agent and the Arranger	120

29.	Application of Proceeds	134

30.	Conduct of business by the Secured Parties	135

31.	Sharing among the Finance Parties	136

(ii)

SECTION 11

ADMINISTRATION

32.	Payment mechanics	138

33.	Set-off	143

34.	Notices	143

35.	Calculations and certificates	145

36.	Partial invalidity	146

37.	Remedies and waivers	146

38.	Amendments and waivers	146

39.	Confidential Information	150

40.	Confidentiality of Funding Rates	154

41.	Counterparts	155

42.	Contractual Recognition of Bail-In	155

SECTION 12

GOVERNING LAW AND ENFORCEMENT

43.	Governing law	156

44.	Enforcement	156

THE SCHEDULES

SCHEDULE	PAGE

(iii)

(iv)

THIS AGREEMENT is originally dated 1 July 2020, as amended and restated on 1 July 2021 and made between:

(1)	EUROPEAN CENTRAL COUNTERPARTY N.V., a public company (naamloze vennootschap), incorporated under the laws of the Netherlands, having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the trade register (handelsregister) of the Dutch chamber of commerce (Kamer van Koophandel) under number 34268194 (the "Company");

(2)	CBOE GLOBAL MARKETS, INC., a corporation incorporated under the laws of the State of Delaware, United States of America (the "Guarantor");

(3)	BANK OF AMERICA EUROPE DAC as co-ordinator (the "Co-ordinator");

(4)	BANK OF AMERICA EUROPE DAC and BANK OF CHINA LIMITED, LONDON BRANCH, BARCLAYS BANK PLC, CITIGROUP GLOBAL MARKETS LIMITED, COMMERZBANK AG, DEUTSCHE BANK LUXEMBOURG S.A., GOLDMAN SACHS BANK USA, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED LONDON BRANCH, J.P. MORGAN SECURITIES PLC, NORDEA DANMARK, FILIAL AF NORDEA BANK ABP, FINLAND, ROYAL BANK OF CANADA, SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), THE TORONTO-DOMINION BANK, LONDON BRANCH, WELLS FARGO BANK INTERNATIONAL UNLIMITED COMPANY as bookrunners (the "Bookrunner Mandated Lead Arrangers") and , LLOYDS BANK PLC as mandated lead arranger (the "Mandated Lead Arranger") (the Bookrunner Mandated Lead Arrangers, the Mandated Lead Arranger and the Co-ordinator each an "Arranger");

(5)	THE FINANCIAL INSTITUTIONS listed in Part I of Schedule 1 (The Original Revolving Lenders) and the FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Original Swingline Lenders) as lenders;

(6)	BANK OF AMERICA EUROPE DAC as agent of the other Finance Parties (the "Facility Agent");

(7)	BANK OF AMERICA, N.A. as agent of the other Finance Parties in relation to Swingline Loans denominated in U.S. dollars (the "U.S. Dollar Swingline Agent");

(8)	BANK OF AMERICA EUROPE DAC as agent of the other Finance Parties in relation to Swingline Loans denominated in euro or sterling (the "€/£ Swingline Agent") and in relation to Swingline Loans denominated in Swiss Francs (the "Swiss Francs Swingline Agent");

(9)	NORDEA DANMARK, FILIAL AF NORDEA BANK ABP, FINLAND as agent of the other Finance Parties in relation to Swingline Loans denominated in Danish Krone, Norwegian Krone, and Swedish Krona (the "Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent");

(10)	CITIBANK N.A., LONDON BRANCH as security agent for the Secured Parties (the "Security Agent"); and

(11)	SKANDINAVISKA ENSKILDA BANKEN AB (PUBL) as agent in relation to Swingline Facility F Loans which are denominated in Danish Krone, Norwegian Krone, and Swedish Krona (the “Swingline Facility F Nordic Loans”) (the “Facility F Swingline Agent”).

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1.	Definitions and interpretation

1.1	Definitions

In this Agreement:

"2021 Amendment and Restatement Agreement" means an amendment and restatement agreement dated 1 July 2021 between among others, the Company and the Facility Agent, pursuant to which this Agreement is amended and restated.

"2021 Amendment and Restatement Effective Date" has the meaning given to the term "Amendment Effective Date" in the 2021 Amendment and Restatement Agreement.

"€STR" means, in relation to any day:

(a)	the applicable euro short-term rate administered by the European Central Bank (or any other person which takes over the administration of that rate) displayed (before any correction, recalculation or republication by the administrator) on page €STR of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate); or

(b)	as otherwise determined pursuant to Clause 12.4 (Interest calculation if no Swingline Rate – Swingline Loans),

and if, in either case, that rate is less than zero, €STR shall be deemed to be zero.

"Acceptable Bank" means a bank or financial institution which has a rating for its long-term unsecured and non credit-enhanced debt obligations of BBB+ or higher by Standard & Poor's Rating Services or Fitch Ratings Ltd or Baa1 or higher by Moody's Investors Services Limited or a comparable rating from an internationally recognised credit rating agency.

"Acceptable Bonds" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Acceptable Currency" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Accordion Increase Amount" means, in respect of an Accordion Increase Request, the amount of the increase in the Revolving Facility Commitments requested in that Accordion Increase Request.

"Accordion Increase Confirmation" means a confirmation substantially in the form set out in Schedule 11 (Form of Accordion Increase Confirmation).

"Accordion Increase Date" has the meaning given to it in paragraph (d) of Clause 2.3 (Increase – Accordion Option).

"Accordion Increase Lender" has the meaning given to it in paragraph (b)(ii) of Clause 2.3 (Increase – Accordion Option).

"Accordion Increase Request" means a request substantially in the form set out in Schedule 10 (Form of Accordion Increase Request).

"Additional Business Day" means any day specified as such in the applicable Reference Rate Terms.

"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

"AFM" means the Netherlands Authority for the Financial Markets.

"Agent" means the Facility Agent, the U.S. Dollar Swingline Agent, the €/£ Swingline Agent, the Swiss Francs Swingline Agent, the Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent or (in relation to the Swingline Facility F Nordic Loans only) the Facility F Swingline Agent.

"Alternative Term Rate" means any rate specified as such in Schedule 13 (Term Rate Terms).

"Alternative Term Rate Adjustment" means any rate which is either:

(a)	specified as such in Schedule 13 (Term Rate Terms); or

(b)	determined by the Facility Agent (or by any other Finance Party which agrees to determine that rate in place of the Facility Agent) in accordance with the methodology specified in Schedule 13 (Term Rate Terms).

"Article 55 BRRD" means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

"Appointing Lender" has the meaning given to it in paragraph (a) of Clause 2.5 (Designated Entities).

"Assignment Agreement" means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor, the assignee and the Facility Agent.

"Authorisation" means an authorisation, permission, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

"Availability Period" means:

(a)	in relation to Revolving Facility A, Revolving Facility B, Revolving Facility C, Revolving Facility D, Revolving Facility E and Revolving Facility F, the period from and including 1 July 2020 to and including the Termination Date; and

(b)	in relation to Swingline Facility A, Swingline Facility B, Swingline Facility C, Swingline Facility D, Swingline Facility E and Swingline Facility F, the period from and including 1 July 2020 to and including the Termination Date.

"Available Commitment" means:

(a)	in relation to a Revolving Facility (and without limiting Clause 6.5 (Relationship with a Revolving Facility)), a Lender's Revolving Facility Commitment under that Revolving Facility minus:

(i)	the Base Currency Amount of its participation in any outstanding Revolving Loans under that Revolving Facility; and

(ii)	in relation to any proposed Utilisation under a Revolving Facility, the Base Currency Amount of its participation in any Revolving Loans that are due to be made under that Revolving Facility on or before the proposed Utilisation Date, other than, in relation to any proposed Utilisation under a Revolving Facility, that Lender's participation in any Revolving Loans that are due to be repaid or prepaid under that Revolving Facility on or before the proposed Utilisation Date; and

(b)	in relation to each Swingline Facility (and without limiting Clause 6.5 (Relationship with a Revolving Facility)), a Lender's Swingline Commitment under that Swingline Facility minus:

(i)	the Base Currency Amount of its participation in any outstanding Swingline Loans under that Swingline Facility; and

(ii)	in relation to any proposed Utilisation under a Swingline Facility, the Base Currency Amount of its participation in any Swingline Loans that are due to be made under that Swingline Facility on or before the proposed Utilisation Date, other than, in relation to any proposed Utilisation under a Swingline Facility, that Lender's participation in any Swingline Loans that are due to be repaid or prepaid under that Swingline Facility on or before the proposed Utilisation Date.

"Available Facility" means, in relation to a Facility, the aggregate for the time being of each Lender's Available Commitment in respect of that Facility.

"Available Swingline Facility" means, in relation to a Swingline Facility, the aggregate for the time being of each Swingline Lender's Available Commitment under that Swingline Facility.

"Bail-In Action" means the exercise of any Write-down and Conversion Powers.

"Bail-In Legislation" means:

(a)	in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;

(b)	in relation to the United Kingdom, the UK Bail-In Legislation; and

(c)	in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

"Base Currency" or "€" means euro.

"Base Currency Amount" means, in relation to a Loan, the amount specified in the Utilisation Request delivered by the Company for that Loan (or, if the amount requested is not denominated in the Base Currency, that amount converted into the Base Currency at the Facility Agent's Spot Rate of Exchange on the date which is three Business Days before the Utilisation Date or, if later, on the date the Facility Agent (or, in the case of a Swingline Loan, the relevant Swingline Agent) receives the Utilisation Request) adjusted to reflect any repayment or prepayment of the Loan.

"Benchmark Rate" means:

(a)	in relation to any Loan in a Nordic Currency or a Euro Revolving Loan:

(i)	the applicable Primary Term Rate as of the applicable Specified Time for the currency of that Loan and for a period equal in length to the Interest Period of that Loan; or

(ii)	as otherwise determined pursuant to Clause 12.1 (Interest calculation if no Primary Term Rate – Revolving Loans) or, other than in relation to a Euro Revolving Loan, Clause 12.4 (Interest calculation if no Swingline Rate – Swingline Loans),

(b)	in relation to a U.S. Dollar Swingline Loan:

(i)	the higher of:

(A)	the prime commercial lending rate in U.S. dollars announced by the U.S. Dollar Swingline Agent at the Specified Time and in force on that day; and

(B)	0.50 per cent. per annum over the rate per annum determined by the U.S. Swingline Agent to be the Federal Funds Rate (as published by the Federal Reserve Bank of New York) for that day; or

(ii)	as otherwise determined pursuant Clause 12.4 (Interest calculation if no Swingline Rate – Swingline Loans),

and if, in either case, that rate is less than zero, the Benchmark Rate shall be deemed to be zero.

"Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230, with the C.F.R. being the U.S. Code of Federal Regulations.

"Board" means the Board of Governors of the Federal Reserve System of the United States (or any successor thereto).

"Break Costs" means:

(a)	subject to paragraph (b) below, the amount (if any) by which:

(i)	the interest which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(ii)	the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period; and

(b)	in relation to any RFR Loan, any amount specified as such in the applicable RFR Terms.

"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in London and New York and:

(a)	(in relation to any date for payment or purchase of a currency other than euro or a Nordic Currency) the principal financial centre of the country of that currency;

(b)	(in relation to any date for payment or purchase of euro) which is a TARGET Day;

(c)	(in relation to any date for payment or purchase of (or the fixing of an interest rate in relation to) a Nordic Currency) Stockholm and any day specified as such in respect of that currency in Schedule 13 (Term Rate Terms); and

(d)	(in relation to:

(i)	the fixing of an interest rate in relation to a Term Rate Revolving Loan;

(ii)	any date for payment or purchase of an amount relating to an RFR Loan; or

(iii)	the determination of the first day or the last day of an Interest Period for an RFR Loan, or otherwise in relation to the determination of the length of such an Interest Period),

which is an Additional Business Day relating to that Loan or Unpaid Sum.

"Cboe Group" means the Guarantor and its Subsidiaries for the time being.

"Cboe Merger Event" means any amalgamation, demerger or merger (however so described) of the Guarantor, provided that a Cboe Merger Event shall not occur if:

(a)	no Event of Default has occurred as a result of any such amalgamation, demerger or merger (however so described) and is continuing;

(b)	the Guarantor is the surviving legal entity following any such amalgamation, demerger or merger (however so described); and

(c)	any such amalgamation, demerger or merger (however so described) does not affect the validity or enforceability of any of the Guarantor’s obligations under any Finance Document.

"Central Bank Rate" has the meaning given to that term in the applicable RFR Terms.

"Central Bank Rate Adjustment" has the meaning given to that term in the applicable RFR Terms.

"CIBOR" means, in relation to any Loan in Danish Krone:

(a)	the applicable Primary Term Rate as of the applicable Specified Time for Danish Krone and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 12.1(Interest calculation if no Primary Term Rate – Revolving Loans) or Clause 12.4 (Interest calculation if no Swingline Rate – Swingline Loans), and if, in either case, that rate is less than zero, CIBOR shall be deemed to be zero.

"Clearing Fund" has the meaning given to it in the Clearing Rule Book.

"Clearing Participant" means a person recognised as such by the Company pursuant to and in accordance with the Rules.

"Clearing Participant Agreement" means the written agreement entered into between the Company and a Clearing Participant pursuant to the Rules.

"Clearing Regulations" has the meaning given to "Regulations" in the Clearing Rule Book.

"Clearing Rule Book" means the Clearing Rule Book of the Company dated 1 July 2020 as may be amended, supplemented or modified from time to time.

"Clearing System" means the Company’s Clearing System as defined in the Rules.

"Code" means the U.S. Internal Revenue Code of 1986.

"Collateral" means the Eligible Collateral which from time to time is, or is expressed to be, the subject of the Transaction Security in accordance with paragraph 2 (Collateral) of Part I of Schedule 6 (Borrowing Base).

"Collateral Accounts" means each of the Collateral Cash Accounts or the Collateral Securities Accounts.

"Collateral Cash Accounts" means each of the following cash accounts: account number 0012751003, 0012751011, 0012759071, 0012751038 and 0012759098 held in the name of the Company with Citibank N.A., London Branch, account number 0032860214, 0032860028 and 0032860036 held in the name of the Company with Citibank Europe plc, Dublin and account number 90401852468 held in the name of the Company with Citibank Europe plc, Sweden Branch pursuant to the Custody Agreement.

"Collateral Monitor" means Citibank N.A., New York Offices or any successor collateral monitor which may be appointed in accordance with the terms of the Collateral Monitoring Deed.

"Collateral Monitoring Deed" means the Collateral Monitoring Deed originally dated 1 July 2020 between the Company, the Security Agent and the Custodians and Collateral Monitor, as amended and restated by an amendment and restatement deed dated on or about the date of the 2021 Amendment and Restatement Agreement.

"Collateral Report" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Collateral Schedule" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Collateral Securities Accounts" means each of the following securities accounts: account number 7012759001 and 6012751003 held in the name of the Company with Citibank N.A., London Branch, account number 0328600001, 1007389 and 6148293178 held in the name of the Company with Citibank Europe plc, Dublin and account number 1022461 held in the name of the Company with Citibank Europe plc, Sweden Branch pursuant to the Custody Agreement.

"Collateral Value" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Commitment" means a Revolving Facility A Commitment, a Revolving Facility B Commitment, a Revolving Facility C Commitment, a Revolving Facility D Commitment, a Revolving Facility E Commitment, a Revolving Facility F Commitment, a Swingline Facility A Commitment, a Swingline Facility B Commitment, a Swingline Facility C Commitment, a Swingline Facility D Commitment, a Swingline Facility E Commitment or a Swingline Facility F Commitment.

"Company Repeating Representations" means each of the representations set out in Clauses 20.1 (Status) to 20.6 (Governing law and enforcement), paragraph (a) of Clause 20.9 (No Default), paragraph (e) of Clause 20.10 (No misleading information), Clauses 20.12 (Pari passu ranking) to 20.14 (No proceedings), Clause 20.16 (Clearing Participant Agreements), Clause 20.22 (Sanctions and anti-corruption) and Clause 20.23 (Margin regulations).

"Compliance Certificate" means a certificate substantially in the form set out in Schedule 7 (Form of Compliance Certificate).

"Compounding Methodology Supplement" means, in relation to the Daily Non-Cumulative Compounded RFR Rate, a document which:

(a)	is agreed in writing by the Company, the Facility Agent (in its own capacity) and the Facility Agent (acting on the instructions of the Majority Lenders);

(b)	specifies a calculation methodology for that rate; and

(c)	has been made available to the Company and each Finance Party.

"Confidential Information" means all information relating to any Obligor, the Group, the Cboe Group, the Finance Documents or a Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or a Facility from either:

(a)	any member of the Group, any member of the Cboe Group or any of its respective advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group, any member of the Cboe Group or any of its respective advisers,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes:

(i)	information that:

(A)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 40 (Confidential Information);

(B)	is identified in writing at the time of delivery as non-confidential by any member of the Group, any member of the Cboe Group or any of its respective advisers; or

(C)	is known by that Finance Party before the date the information is disclosed to it in accordance with paragraph (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group or the Cboe Group (as the case may be) and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and

(ii)	any Funding Rate.

"Confidentiality Undertaking" means a confidentiality undertaking substantially in a recommended form of the LMA or in any other form agreed between the Company and the Facility Agent.

"Co-operating Clearing House" has the meaning given to it in the Rules.

"Credit Adjustment Spread" means, in relation to an RFR Revolving Loan, any rate specified as such in the applicable RFR Terms.

"Custodian" means Citibank N.A., London Branch, Citibank Europe plc, Dublin and Citibank Europe plc, Sweden Branch each acting in its capacity as settlement agent and account operator.

"Custody Agreement" means the global and direct settlement services agreement dated January 2014 between the Company and Citibank, N.A., London Branch.

"Daily Non-Cumulative Compounded RFR Rate" means, in relation to any RFR Banking Day during an Interest Period for an RFR Revolving Loan, the percentage rate per annum determined by the Facility Agent (or by any other Finance Party which agrees to determine that rate in place of the Facility Agent) in accordance with the methodology set out in Schedule 15 (Daily Non-Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement.

"Daily Rate" means the rate specified as such in the applicable RFR Terms.

"Danish Krone Swingline Loan" means a Swingline Loan denominated in Danish Krone.

"Default" means an Event of Default or any event or circumstance specified in Clause 25 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

"Defaulting Lender" means any Lender:

(a)	which has failed to make its participation in a Loan available (or has notified an Agent or the Company (which has notified an Agent) that it will not make its participation in a Loan available) by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders' participation in Revolving Loans);

(b)	which has otherwise rescinded or repudiated a Finance Document; or

(c)	with respect to which an Insolvency Event has occurred and is continuing,

unless, in the case of paragraph (a) above:

(i)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event,

and payment is made within three Business Days of its due date; or

(ii)	the Lender is disputing in good faith whether it is contractually obliged to make the payment in question.

"Delegate" means any delegate, agent, attorney, nominee or co-trustee appointed by the Security Agent.

"Designated Entity" has the meaning given to it in paragraph (a) of Clause 2.5 (Designated Entities).

"Designated Entity Accession Agreement" means an accession agreement substantially in the form set out in Part II of Schedule 12 (Designated Entities) or any other form agreed between the Facility Agent and the Company.

"Disruption Event" means either or both of:

(a)	a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with a Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

"DNB" means the De Nederlandsche Bank, the central bank of the Netherlands or any other bank or authority which replaces all or any of the functions of the central bank of the Netherlands that is relevant to the terms of Agreement.

"Dutch Financial Supervision Act" means the Wet op het financieel toezicht.

"Dutch Group Member" means a member of the Group incorporated in the Netherlands.

"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.

"Eligible Collateral" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Eligible Equities" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Eligible Institution" means any Lender or other bank, financial institution, trust, fund or other entity selected by the Company and which, in each case, is not a member of the Group and is not the Guarantor or any of the Subsidiaries of the Guarantor.

"Eligible Securities" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"EMIR" means Regulation (EU) No 648/2012 on OTC derivatives, central counterparties and trade repositories, sometimes referred to as the "European Markets Infrastructure Regulation" as amended by Regulation (EU) 2019/834 of the European Parliament and of the Council of 20 May 2019.

"Erroneous Payment" means a payment of an amount by the Facility Agent to another Party which the Facility Agent determines (in its sole discretion) was made in error.

"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

"Euro Revolving Loan" means a Revolving Loan denominated in euro.

"Euro Swingline Loan" means a Swingline Loan denominated in euro.

"Event of Default" means any event or circumstance specified as such in Clause 25 (Events of Default).

"Exchange" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Facility" means a Revolving Facility or a Swingline Facility.

"Facility Agent's Spot Rate of Exchange" means:

(a)	the Facility Agent's spot rate of exchange; or

(b)	(if the Facility Agent does not have an available spot rate of exchange) any other publicly available spot rate of exchange selected by the Facility Agent (acting reasonably),

for the purchase of the relevant currency with the Base Currency in the London foreign exchange market at or about 11:00 a.m. on a particular day.

"Facility Office" means the office or offices notified by a Lender to the Facility Agent (and, in the case of the Swingline Lenders, to the relevant Swingline Agent) in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement.

"Fallback Interest Period" means the period specified as such in the applicable Reference Rate Terms.

"FATCA" means:

(a)	sections 1471 to 1474 of the Code and any associated regulations;

(b)	any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the U.S. and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; and

(c)	any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraph (a) or (b) above with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction.

"FATCA Application Date" means:

(a)	in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the U.S.), 1 July 2014; or

(b)	in relation to a "passthru payment" described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

"FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA.

"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction.

"Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that:

(a)	if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day; and

(b)	if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1 per cent.) charged to the U.S. Dollar Swingline Agent on such day on such transactions as determined by the U.S. Dollar Swingline Agent, provided that if any such rate is below zero, the Federal Funds Rate will be deemed to be zero.

"Fee Letter" means any letter or letters dated 9 December 2019, 1 July 2020, 27 May 2021 or on or about the date of the 2021 Amendment and Restatement Agreement between, as the case may be, an Arranger(s) and the Company, each of the Agents and the Security Agent and the Company or the Company and the Custodians and Collateral Monitor setting out any of the fees referred to in Clause 13 (Fees) or otherwise required to be paid in accordance with the Finance Documents.

"Finance Document" means this Agreement, the 2021 Amendment and Restatement Agreement, any Fee Letter, any Security Document, any Accordion Increase Request, any Accordion Increase Confirmation, any RFR Supplement, any Compounding Methodology Supplement and any other document designated as such by the Facility Agent and the Company.

"Finance Party" means the Facility Agent, the Security Agent, a Swingline Agent, an Arranger or a Lender.

"Financial Indebtedness" means any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a balance sheet liability;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing;

(g)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

"Financial Instrument" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Financial Quarter" means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.

"Funding Rate" means any individual rate notified by a Lender to the relevant Agent pursuant to paragraph (a)(ii) of Clause 12.3 (Cost of funds – Revolving Loans); or paragraph (a)(ii) of Clause 12.5 (Cost of funds – Swingline Loans).

"GAAP" means:

(a)	in relation to the Company, generally accepted accounting principles, standards and practices in the Netherlands, including IFRS; and

(b)	in relation to the Guarantor, generally accepted accounting principles standards and practices in the United States.

"Group" means the Company and its Subsidiaries for the time being.

"Guarantor Material Adverse Effect" means:

(a)	a material adverse effect upon the operations, business or financial condition of the Cboe Group;

(b)	a material impairment of the Guarantor to perform its payment obligations under any Finance Document to which it is a party; or

(c)	a material adverse effect upon the validity or enforceability against the Guarantor of any Finance Document to which it is a party, subject in each case to the Legal Reservations.

"Guarantor Repeating Representations" means each of the representations set out in Clauses 21.1 (Status), Clause 21.2 (Binding obligations), paragraph (c) of Clause 21.3 (Non-conflict with other obligations), Clause 21.4 (Power and authority), Clause 21.5 (Validity and admissibility in evidence), Clause 21.6 (Governing law and enforcement), Clause 21.11 (Pari passu ranking), Clause 21.12 (US regulation), Clause 21.13 (Solvency) and Clause 21.14 (Sanctions and anti-corruption).

"Hedging Agreement" means any agreement in respect of any swap, forward, future or derivative transaction or option or similar agreement.

"Historic Primary Term Rate" means, in relation to any Term Rate Revolving Loan, the most recent applicable Primary Term Rate for a period equal in length to the Interest Period of that Loan and which is as of a day which is no more than one day before the Quotation Day.

"Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary.

"IFRS" means International Accounting Standards, International Financial Reporting Standards and related Interpretations, together with any future standards and related interpretations issued or adopted by the International Accounting Standards Board, in each case as amended and to the extent applicable to the relevant financial statements.

"Impaired Agent" means an Agent at any time when:

(a)	it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment;

(b)	that Agent otherwise rescinds or repudiates a Finance Document;

(c)	(if that Agent is also a Lender) it is a Defaulting Lender (and, in the case of the events and circumstances referred to in paragraph (a) of the definition of "Defaulting Lender", none of the exceptions referred to in that definition apply); or

(d)	an Insolvency Event has occurred and is continuing with respect to that Agent;

unless, in the case of paragraph (a) above:

(i)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event,

and payment is made within three Business Days of its due date; or

(ii)	that Agent is disputing in good faith whether it is contractually obliged to make the payment in question.

"Increase Confirmation" means a confirmation substantially in the form set out in Schedule 9 (Form of Increase Confirmation).

"Increase Lender" has the meaning given to it in paragraph (a)(i) of Clause 2.2 (Increase).

"Information Memorandum" means the document in the form approved by the Company concerning the Company and the Guarantor which, at the Company's request and on its behalf, was prepared in relation to this transaction and distributed by the Co-ordinator to selected financial institutions before 1 July 2020.

"Insolvency Event" in relation to a Finance Party means the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of that person or all or substantially all of that Finance Party's assets or any analogous procedure or step is taken in any jurisdiction with respect to that Finance Party.

"Interest Period" means, in relation to a Loan, each period determined in accordance with Clause 11 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 10.6 (Default interest).

"Interim Period" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Interpolated Alternative Term Rate" means, in relation to any Term Rate Revolving Loan, the rate (rounded to the same number of decimal places as the two relevant Alternative Term Rates) which results from interpolating on a linear basis between:

(a)	the applicable Alternative Term Rate for the longest period (for which that Alternative Term Rate is available) which is less than the Interest Period of that Loan; and

(b)	the applicable Alternative Term Rate for the shortest period (for which that Alternative Term Rate is available) which exceeds the Interest Period of that Loan,

each as of the Quotation Day.

"Interpolated Historic Primary Term Rate" means, in relation to any Term Rate Revolving Loan, the rate (rounded to the same number of decimal places as the two relevant Primary Term Rates) which results from interpolating on a linear basis between:

(a)	the most recent applicable Primary Term Rate for the longest period (for which that Primary Term Rate is available) which is less than the Interest Period of that Loan; and

(b)	the most recent applicable Primary Term Rate for the shortest period (for which that Primary Term Rate is available) which exceeds the Interest Period of that Loan,

each of which is as of a day which is no more than three days before the Quotation Day.

"Interpolated Primary Term Rate" means, in relation to any Term Rate Revolving Loan, the rate (rounded to the same number of decimal places as the two relevant Primary Term Rates) which results from interpolating on a linear basis between:

(a)	the applicable Primary Term Rate for the longest period (for which that Primary Term Rate is available) which is less than the Interest Period of that Loan; and

(b)	the applicable Primary Term Rate for the shortest period (for which that Primary Term Rate is available) which exceeds the Interest Period of that Loan, each as of the Quotation Time.

"Legal Reservations" means:

(a)	the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under the Limitation Act 1980 or the Foreign Limitation Periods Act 1984, or any similar legislation (including the customary, common or other laws applicable under the laws of any Relevant Jurisdiction), the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(d)	any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered to the Facility Agent pursuant to Clause 4.1 (Initial conditions precedent).

"Lender" means a Revolving Facility A Lender, Revolving Facility B Lender, Revolving Facility C Lender, a Revolving Facility D Lender, a Revolving Facility E Lender, a Revolving Facility F Lender, a Swingline Facility A Lender, a Swingline Facility B Lender, a Swingline Facility C Lender, a Swingline Facility D Lender, a Swingline Facility E Lender or a Swingline Facility F Lender.

"Link Agreement" has the meaning given to it in the Rules.

"Liquidity Financing" means any facility or funding made available to the Company by a provider of liquidity for the purposes of assisting the Company in financing the operation of the Clearing System.

"LMA" means the Loan Market Association.

"Loan" means a Revolving Facility A Loan, Revolving Facility B Loan, Revolving Facility C Loan, a Revolving Facility D Loan, a Revolving Facility E Loan, a Revolving Facility F Loan, a Swingline Facility A Loan, Swingline Facility B Loan, a Swingline Facility C Loan, a Swingline Facility D Loan, a Swingline Facility E Loan or a Swingline Facility F Loan.

"London Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in London.

"Lookback Period" means the number of days specified as such in the applicable RFR Terms.

"Majority Lenders" means a Lender or Lenders whose Revolving Facility Commitments aggregate more than 66 2/3 per cent. of the Total Revolving Facility Commitments (or, if the Total Revolving Facility Commitments have been reduced to zero, aggregated more than 66 2/3 per cent. of the Total Revolving Facility Commitments immediately prior to the reduction).

"Margin" means 1.75 per cent. per annum.

"Margin Amount" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Market Disruption Rate" means the rate (if any) specified as such in the applicable Reference Rate Terms.

"Material Adverse Effect" means a material adverse effect on:

(a)	the business, financial condition or operations of the Group taken as a whole;

(b)	the ability of the Obligors (taken as a whole) to perform any of their payment or other obligations under any Finance Document;

(c)	subject to any Legal Reservations, the validity or enforceability of any Finance Document; or

(d)	subject to any Perfection Requirements and any Legal Reservations, the validity or enforceability of any Security expressed to be created pursuant to any Security Document or on the priority and ranking of any of that Security.

"Month" means, in relation to an Interest Period (or any other period for the accrual of commission or fees in a currency), a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month:

(a)	in relation to an Interest Period for any RFR Loan, the rules specified as Business Day Conventions in the applicable RFR Terms shall apply; and

(b)	in relation to an Interest Period for any Term Rate Revolving Loan (or any other period for the accrual of commission or fees) for which there are rules specified as "Business Day Conventions" in respect of that currency in Schedule 13 (Term Rate Terms), those rules shall apply, provided that the rules above will only apply to the last Month of any period.

"Net Worth" means, at any time in relation to the Guarantor, the Guarantor's stockholders' equity determined in accordance with GAAP in effect at that time (as modified pursuant to any requirement of federal or state law of the United States or any rule or regulation of any United States federal or state governmental authority, including any applicable rule or regulation of the Securities and Exchange Commission).

"New Lender" has the meaning given to it in paragraph (b) of Clause 26.1 (Assignments and transfers by the Lenders).

"New York Business Day" means a day (other than a Saturday or a Sunday) on which banks are open for general business in New York City.

"NIBOR" means, in relation to any Loan in Norwegian Krone:

(a)	the applicable Primary Term Rate as of the applicable Specified Time for Norwegian Krone and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 12.1(Interest calculation if no Primary Term Rate – Revolving Loans) or Clause 12.4 (Interest calculation if no Swingline Rate – Swingline Loans),

and if, in either case, that rate is less than zero, NIBOR shall be deemed to be zero.

"Non-Eligible Equity" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Nordic Currency" means Danish Krone, Norwegian Krone and Swedish Krona.

"Norwegian Krone Swingline Loan" means a Swingline Loan denominated in Norwegian Krone.

"Obligor" means the Company or the Guarantor.

"Optional Currency" means a currency (other than the Base Currency) which complies with the conditions set out in Clause 4.3 (Conditions relating to Optional Currencies).

"Optional Currency Swingline Loan" means a Swingline Loan denominated in an Optional Currency other than euro, sterling, U.S. dollars, Swiss Francs or Danish Krone/Norwegian Krone/Swedish Krona.

"Original Financial Statements" means:

(a)	in relation to the Company, the audited consolidated financial statements of the Group for the financial year ended 31 December 2020; and

(b)	in relation to the Guarantor, its audited consolidated financial statements for its financial year ended 31 December 2020.

"Original Lender" means an Original Revolving Lender or an Original Swingline Lender.

"Original Revolving Facility A Lender" means a Lender listed in Part I of Schedule 1 (The Original Lenders) as having a Revolving Facility A Commitment.

"Original Revolving Facility B Lender" means a Lender listed in Part I of Schedule 1 (The Original Lenders) as having a Revolving Facility B Commitment.

"Original Revolving Facility C Lender" means a Lender listed in Part I of Schedule 1 (The Original Lenders) as having a Revolving Facility C Commitment.

"Original Revolving Facility D Lender" means a Lender listed in Part I of Schedule 1 (The Original Lenders) as having a Revolving Facility D Commitment.

"Original Revolving Facility E Lender" means a Lender listed in Part I of Schedule 1 (The Original Lenders) as having a Revolving Facility E Commitment.

"Original Revolving Facility F Lender" means a Lender listed in Part I of Schedule 1 (The Original Lenders) as having a Revolving Facility F Commitment.

"Original Revolving Lender" means an Original Revolving Facility A Lender, Original Revolving Facility B Lender, Original Revolving Facility C Lender, Original Revolving Facility D Lender, Original Revolving Facility E Lender or Original Revolving Facility F Lender.

"Original Security Agreements" means each of:

(a)	the English law governed security document dated 1 July 2020 between the Company and the Security Agent;

(b)	the Irish law governed security document dated 1 July 2020 between the Company and the Security Agent; and

(c)	the Swedish law governed security document dated 1 July 2020 between the Company and the Security Agent.

"Original Swingline Facility A Lender" means a Lender listed in Part II of Schedule 1 (The Original Lenders) as having a Swingline Facility A Commitment.

"Original Swingline Facility B Lender" means a Lender listed in Part II of Schedule 1 (The Original Lenders) as having a Swingline Facility B Commitment.

"Original Swingline Facility C Lender" means a Lender listed in Part II of Schedule 1 (The Original Lenders) as having a Swingline Facility C Commitment.

"Original Swingline Facility D Lender" means a Lender listed in Part II of Schedule 1 (The Original Lenders) as having a Swingline Facility D Commitment.

"Original Swingline Facility E Lender" means a Lender listed in Part II of Schedule 1 (The Original Lenders) as having a Swingline Facility E Commitment.

"Original Swingline Facility F Lender" means a Lender listed in Part II of Schedule 1 (The Original Lenders) as having a Swingline Facility F Commitment.

"Original Swingline Lender" means an Original Swingline Facility A Lender, Original Swingline Facility B Lender, Original Swingline Facility C Lender, Original Swingline Facility D Lender, Original Swingline Facility E Lender, or an Original Swingline Facility F Lender.

"Outstanding Facility Amount" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Overall Commitment" of a Lender means in relation to each Revolving Facility:

(a)	its Revolving Facility Commitment in relation to that Facility; or

(b)	in the case of a Swingline Lender which does not have a Revolving Facility Commitment in relation to that Revolving Facility, the Revolving Facility Commitment of its Related Lender in relation to that Facility.

"Participating Member State" means any member state of the European Union that adopts or has adopted, and in each case continues to adopt, the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

"Party" means a party to this Agreement.

"Perfection Requirements" means the making of the appropriate registrations, filings or notifications of the Security Documents as specifically contemplated by any legal opinion delivered pursuant to Clause 4 (Conditions of Utilisation).

"Primary Term Rate" means for a currency and the applicable category of Loan, the rate specified as such in Schedule 13 (Term Rate Terms).

"Proposed Loan" has the meaning given to it in paragraph 7(a)(ii) (Utilisation Date disbursement procedures – Revolving Loans and Swingline Loans) of Part I of Schedule 6 (Borrowing Base).

"Published Rate" means:

(a)	the Alternative Term Rate for any Quoted Tenor;

(b)	the Benchmark Rate for any Quoted Tenor;

(c)	an RFR; or

(d)	an interest rate which is a constituent element of the rates described in paragraphs (a) to (c) above.

"Published Rate Replacement Event" means, in relation to a Published Rate:

(a)	the methodology, formula or other means of determining that Published Rate has, in the opinion of the Majority Lenders and the Company, materially changed;

(b)

(i)

(A)	the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or

(B)	information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate;

(ii)	the administrator of that Published Rate publicly announces that it has ceased, or will cease, to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate;

(iii)	the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued;

(iv)	the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used;

(v)	in the case of the Primary Term Rate for any Quoted Tenor for a currency to which Schedule 13 (Term Rate Terms) applies or the Swingline Rate in respect of U.S. Dollars, the supervisor of the administrator of that rate makes a public announcement or publishes information:

(A)	stating that that rate for that Quoted Tenor is no longer, or as of a specified future date will no longer be, representative of the underlying market or economic reality that it is intended to measure and that representativeness will not be restored (as determined by such supervisor); and

(B)	with awareness that any such announcement or publication will engage certain triggers for fallback provisions in contracts which may be activated by any such pre-cessation announcement or publication;

(c)	the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published Rate) determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:

(i)	the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority Lenders and the Company) temporary; or

(ii)	that Published Rate is calculated in accordance with any such policy or arrangement for a period no less than one month; or

(d)	in the opinion of the Majority Lenders and the Company, that Published Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement.

"Qualifying Central Counterparty" means a central counterparty that has been either authorised in accordance with Article 14 of EMIR or recognised in accordance with Article 25 of EMIR.

"Quarter Date" means each of 31 March, 30 June, 30 September and 31 December.

"Quotation Day" means, in relation to any period for which an interest rate is to be determined the day specified as such for that currency in Schedule 13 (Term Rate Terms).

"Quotation Time" means the relevant time (if any) specified as such in Schedule 13 (Term Rate Terms).

"Quoted Tenor" means, in relation to a Primary Term Rate or an Alternative Term Rate, any period for which that rate is customarily displayed on the relevant page or screen of an information service.

"Receiver" means a receiver or receiver and manager or administrative receiver of the whole or any part of the Security Assets.

"Reference Rate Terms" means, in relation to:

(a)	a currency;

(b)	a Loan or an Unpaid Sum in that currency;

(c)	an Interest Period for such a Loan or Unpaid Sum (or other period for the accrual of commission or fees in a currency); or

(d)	any term of this Agreement relating to the determination of a rate of interest in relation to such a Loan or Unpaid Sum,

the terms set out for that currency, and (where such terms are set out for different categories of Loan, Unpaid Sum or accrual of commission of fees in that currency) for the applicable category of that Loan, Unpaid Sum or accrual, in Clause 1.1 (Definitions), Schedule 13 (Term Rate Terms) or Schedule 14 (RFR Terms) or in any relevant RFR Supplement, as applicable.

"Regulation T, U or X" means Regulation T, U or X, as the case may be, of the Federal Reserve Board, as from time to time in effect and all official rulings and interpretations thereunder or thereof.

"Regulatory Authorisation" means any Authorisation required under any law or regulation or by or from any Regulatory Authority necessary or material to the conduct of the business of the Company and its Subsidiaries as it is being conducted from time to time and to comply with its obligations under the Finance Documents.

"Regulatory Authority" means:

(a)	the DNB;

(b)	the AFM; and/or

(c)	any governmental, inter-governmental or supranational body, agency or department, or any regulatory, self-regulatory or other authority or organisation of or in the European Economic Area or any other country or jurisdiction in which the Company operates or provides services, or in which those securities supported by it are settled, from time to time.

"Related Fund" in relation to a fund (the "first fund"), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

"Related Lender" means:

(a)	in relation to each Revolving Facility, in the case of a Revolving Lender which does not have a Swingline Commitment related to that Revolving Facility, the Affiliate or branch of that Lender which has such a Swingline Commitment; and

(b)	in the case of a Swingline Lender which does not have a Revolving Facility Commitment in respect of the Revolving Facility related to that Swingline Facility, the Affiliate or branch of that Lender which has such a Revolving Facility Commitment.

"Relevant Delivery Date" has the meaning given to it in paragraph (b) of Clause 23.18 (Tangible Net Worth and Guarantor Net Worth).

"Relevant Jurisdiction" means, in relation to an Obligor:

(a)	its jurisdiction of incorporation;

(b)	any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	any jurisdiction whose laws govern the perfection of the Transaction Security.

"Relevant Market" means:

(a)	subject to paragraph (b) below:

(i)	in relation to a U.S. Dollar Swingline Loan, the London interbank market;

(ii)	in relation to a Euro Swingline Loan, the euro wholesale market;

(iii)	in relation to a Nordic Currency and a Euro Revolving Loan, the market specified as such in respect of that currency in Schedule 13 (Term Rate Terms); and

(b)	in relation to a currency and applicable category of Loan to which Schedule 14 (RFR Terms) applies, the market specified as such in the applicable RFR Terms.

"Relevant Nominating Body" means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

"Repayment Date" means, in relation to a Loan, the date specified as the Repayment Date in the Utilisation Request for that Loan (or, if that day is not a Business Day, or (in the case of a Swingline Loan) a Swingline Business Day, the immediately preceding Business Day or Swingline Business Day (as the case may be)).

"Repeating Representations" means the Company Repeating Representations and the Guarantor Repeating Representations.

"Replacement Reference Rate" means a reference rate which is:

(a)	formally designated, nominated or recommended as the replacement for a Published Rate by:

(i)	the administrator of that Published Rate (provided that the market and the economic reality that such reference rate measures is the same as that measured by that Published Rate); or

(ii)	any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the "Replacement Reference Rate" will be the replacement under paragraph (ii) above;

(b)	in the opinion of the Majority Lenders and the Company, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Published Rate; or

(c)	in the opinion of the Majority Lenders and the Company, an appropriate successor to a Published Rate.

"Reporting Day" means the day (if any) specified as such in the applicable RFR Terms.

"Reporting Time" means the relevant time (if any) specified as such in the applicable RFR Terms.

"Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

"Required Value" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Required Value Notice" has the meaning given to it in paragraph 18.7(a) of Part I of Schedule 6 (Borrowing Base).

"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.

"Restricted Payment" means:

(a)	any dividend or other distribution (whether in cash, securities or other property) with respect to any shares or any class of capital stock of the Company or any other member of the Group;

(b)	any payment (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Company or any other member of the Group;

(c)	any option warrant or other right to acquire any such shares of capital stock of the Company or any other member of the Group;

(d)	any voluntary rebate to any Clearing Participant or to any Co-operating Clearing House; or

(e)	any payment to any Clearing Participant or to any Co-operating Clearing House, other than as contemplated in, and in accordance with, the Rules.

"Revolving Facility" means Revolving Facility A, Revolving Facility B, Revolving Facility C, Revolving Facility D, Revolving Facility E or Revolving Facility F.

"Revolving Facility A" means the revolving loan facility made available under this Agreement as described in paragraph (a)(i) of Clause 2.1 (The Facility) and incorporating as an option, the Swingline Facility A.

"Revolving Facility A Commitment" means:

(a)	in relation to an Original Revolving Lender, the amount in the Base Currency set opposite its name under the heading "Revolving Facility A Commitment" in Part I of Schedule 1 (The Original Lenders) and the amount of any other Revolving Facility A Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Revolving Lender, the amount in the Base Currency of any Revolving Facility A Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), in each case to the extent not cancelled, reduced or transferred by it under this Agreement.

"Revolving Facility A Lender" means:

(a)	any Original Revolving Facility A Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party as a "Revolving Facility A Lender" in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Revolving Facility A Loan" means a loan made or to be made under the Revolving Facility A (other than a Swingline Loan) or the principal amount outstanding for the time being of that loan.

"Revolving Facility B" means the revolving loan facility made available under this Agreement as described in paragraph (a)(ii) of Clause 2.1 (The Facility) and incorporating as an option, the Swingline Facility B.

"Revolving Facility B Commitment" means:

(a)	in relation to an Original Revolving Lender, the amount in the Base Currency set opposite its name under the heading "Revolving Facility B Commitment" in Part I of Schedule 1 (The Original Lenders) and the amount of any other Revolving Facility B Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Revolving Lender, the amount in the Base Currency of any Revolving Facility B Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), in each case to the extent not cancelled, reduced or transferred by it under this Agreement.

"Revolving Facility B Lender" means:

(a)	any Original Revolving Facility B Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party as a "Revolving Facility B Lender" in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Revolving Facility B Loan" means a loan made or to be made under the Revolving Facility B Loan (other than a Swingline Loan) or the principal amount outstanding for the time being of that loan.

"Revolving Facility C" means the revolving loan facility made available under this Agreement as described in paragraph (a)(iii) of Clause 2.1 (The Facility) and incorporating as an option, the Swingline Facility C.

"Revolving Facility C Commitment" means:

(a)	in relation to an Original Revolving Lender, the amount in the Base Currency set opposite its name under the heading "Revolving Facility C Commitment" in Part I of Schedule 1 (The Original Lenders) and the amount of any other Revolving Facility C Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Revolving Lender, the amount in the Base Currency of any Revolving Facility C Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), in each case to the extent not cancelled, reduced or transferred by it under this Agreement.

"Revolving Facility C Lender" means:

(a)	any Original Revolving Facility C Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party as a "Revolving Facility C Lender" in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 27 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Revolving Facility C Loan" means a loan made or to be made under the Revolving Facility C Loan (other than a Swingline Loan) or the principal amount outstanding for the time being of that loan.

"Revolving Facility Commitments" means a Revolving Facility A Commitment, a Revolving Facility B Commitment, a Revolving Facility C Commitment, a Revolving Facility D Commitment a Revolving Facility E Commitment or a Revolving Facility F Commitment.

"Revolving Facility D" means the revolving loan facility made available under this Agreement as described in paragraph (a)(iv) of Clause 2.1 (The Facility) and incorporating as an option, the Swingline Facility D.

"Revolving Facility D Commitment" means:

(a)	in relation to an Original Revolving Lender, the amount in the Base Currency set opposite its name under the heading "Revolving Facility D Commitment" in Part I of Schedule 1 (The Original Lenders) and the amount of any other Revolving Facility D Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Revolving Lender, the amount in the Base Currency of any Revolving Facility D Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), in each case to the extent not cancelled, reduced or transferred by it under this Agreement.

"Revolving Facility D Lender" means:

(a)	any Original Revolving Facility D Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party as a "Revolving Facility D Lender" in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Revolving Facility D Loan" means a loan made or to be made under the Revolving Facility D (other than a Swingline Loan) or the principal amount outstanding for the time being of that loan.

"Revolving Facility E" means the revolving loan facility made available under this Agreement as described in paragraph (a)(v) of Clause 2.1 (The Facility) and incorporating as an option, the Swingline Facility E.

"Revolving Facility E Commitment" means:

(a)	in relation to an Original Revolving Lender, the amount in the Base Currency set opposite its name under the heading "Revolving Facility E Commitment" in Part I of Schedule 1 (The Original Lenders) and the amount of any other Revolving Facility E Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Revolving Lender, the amount in the Base Currency of any Revolving Facility E Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), in each case to the extent not cancelled, reduced or transferred by it under this Agreement.

"Revolving Facility E Lender" means:

(a)	any Original Revolving Facility E Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party as a "Revolving Facility E Lender" in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Revolving Facility E Loan" means a loan made or to be made under the Revolving Facility E Loan (other than a Swingline Loan) or the principal amount outstanding for the time being of that loan.

"Revolving Facility F" means the revolving loan facility made available under this Agreement as described in paragraph 2.1(a)(vi) of Clause 2.1 (The Facility) and incorporating as an option, the Swingline Facility F.

"Revolving Facility F Commitment" means:

(a)	in relation to an Original Revolving Lender, the amount in the Base Currency set opposite its name under the heading "Revolving Facility F Commitment" in Part I of Schedule 1 (The Original Lenders) and the amount of any other Revolving Facility F Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Revolving Lender, the amount in the Base Currency of any Revolving Facility F Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), in each case to the extent not cancelled, reduced or transferred by it under this Agreement.

"Revolving Facility F Lender" means:

(a)	any Original Revolving Facility F Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party as a "Revolving Facility F Lender" in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Revolving Facility F Loan" means a loan made or to be made under the Revolving Facility F Loan (other than a Swingline Loan) or the principal amount outstanding for the time being of that loan.

"Revolving Lender" means:

(a)	any Original Revolving Lender; or

(c)	any bank, financial institution, trust, fund or other entity which has become a Party as a "Revolving Lender" in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Revolving Loan" means a Revolving Facility A Loan, a Revolving Facility B Loan, Revolving Facility C Loan, a Revolving Facility D Loan, a Revolving Facility E Loan or a Revolving Facility F Loan.

"Revolving Loan Rate" means:

(a)	in relation to an RFR Banking Day during the Interest Period of a RFR Revolving Loan:

(i)	in respect of a Revolving Loan in sterling, Swiss Francs or U.S. Dollar, the percentage rate per annum which is the aggregate of:

(A)	the Daily Non-Cumulative Compounded RFR Rate for that RFR Banking Day; and

(B)	the applicable Credit Adjustment Spread;

(b)	in relation to a Term Rate Revolving Loan in euro or a Nordic Currency, the Benchmark Rate for that currency.

"Revolving Loan RFR Rate" means the rate specified in paragraph (a) of the definition of “Revolving Loan Rate”.

"Revolving Loan Term Rate" means:

(a)	in respect of a Revolving Loan denominated in a Nordic Currency, the Benchmark Rate for that currency;

(b)	in respect of a Euro Revolving Loan, the Benchmark Rate for euro,

and if, in each case, that rate is less than zero, the Revolving Loan Term Rate shall be deemed to be zero.

"RFR" means the risk free rate specified as such in the applicable RFR Terms.

"RFR Banking Day" means any day specified as such in the applicable RFR Terms.

"RFR Interest Payment" means the aggregate amount of interest that:

(a)	is, or is scheduled to become, payable under any Finance Document; and

(b)	relates to an RFR Revolving Loan.

"RFR Loan" means any RFR Revolving Loan, Sterling Swingline Loan or Swiss Francs Swingline Loan.

"RFR Revolving Loan" means any Revolving Loan or, if applicable, Unpaid Sum, denominated in sterling, U.S. Dollar or Swiss Francs.

"RFR Supplement" means, in relation to any currency to which RFR Terms apply, a document which:

(a)	is agreed in writing by the Company, the Facility Agent (in its own capacity) and the Facility Agent (acting on the instructions of a Lender or Lenders whose Revolving Facility Commitments or Swingline Facility Commitments (as applicable) for an RFR Loan in that currency aggregate more than 66 2/3 per cent. of the Total Revolving Facility Commitments or the Total Swingline Commitments (as applicable) for an RFR Loan in which that currency may be utilised) or, in the case of any RFR Supplement which has the effect of a reduction in the Margin, all the Lenders of an RFR Loan under which that currency may be utilised);

(b)	specifies for that currency and applicable category of Loan the relevant terms which are expressed in this Agreement to be determined by reference to RFR Terms; and

(c)	has been made available to the Company and each Finance Party.

"RFR Terms" means, in relation to:

(a)	an RFR Loan;

(b)	a Loan or an Unpaid Sum in that currency;

(c)	an Interest Period for such a Loan or Unpaid Sum (or other period for the accrual of commission or fees in a currency); or

(d)	any term of this Agreement relating to the determination of a rate of interest in relation to such a Loan or Unpaid Sum,

the risk free rate terms set out for that currency, and (where such terms are set out for different categories of Loan, Unpaid Sum or accrual of commission or fees in that currency) for the applicable category of that Loan, Unpaid Sum or accrual, in Schedule 14 (RFR Terms) or in any relevant RFR Supplement.

"Rollover Loan" means one or more Revolving Loans:

(a)	made or to be made on the same day that one or more maturing Revolving Loans is or are due to be repaid;

(b)	the aggregate amount of which is equal to or less than the amount of the maturing Revolving Loan(s) (unless it is more than the maturing Revolving Loan(s) solely because it arose as a result of the operation of Clause 7.2 (Unavailability of a currency));

(c)	in the same currency as the maturing Revolving Loan(s) (unless it arose as a result of the operation of Clause 7.2 (Unavailability of a currency)); and

(d)	made or to be made to the Company for the purpose of refinancing the maturing Revolving Loan(s).

"Rules" means the rules set out in the Clearing Rule Book, including all Clearing Regulations as in effect on the date of the 2021 Amendment and Restatement Agreement and as may be amended, supplemented or modified from time to time.

"Sanctions" means any economic or financial sanctions, trade embargoes or other similar restrictive measures imposed, enacted, administered or enforced from time to time by any Sanctions Authority.

"Sanctions Authority" means:

(a)	the US government (including the US Department of State and the US Department of the Treasury (including the Office of Foreign Assets Control));

(b)	the United Kingdom government (including Her Majesty's Treasury, the Foreign and Commonwealth Office and the Department for Business, Energy & Industrial Strategy);

(c)	the United Nations Security Council; or

(d)	the European Union (or any of its member states),

including, in each case, any other governmental institution or agency of the foregoing.

"Sanctions Restricted Person" means any person that is, or is owned or controlled (as such terms are interpreted in accordance with applicable Sanctions laws and regulations) by one or more persons that is, (a) publicly designated by a Sanctions Authority to be the target of Sanctions, (b) a citizen of, located or resident in, or incorporated or organised under the laws of a country or territory that is the target of country-wide or territory-wide Sanctions or (c) otherwise the target of Sanctions.

"Secured Liabilities" means all present and future liabilities and obligations at any time due, owing or incurred by an Obligor to the Secured Parties under the Finance Documents, both actual and contingent and whether incurred solely or jointly or as principal or surety or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

(a)	any refinancing, novation, deferral or extension;

(b)	any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition;

(c)	any claim for damages or restitution; and

(d)	any claim as a result of any recovery by an Obligor of a payment, prepayment, repayment, redemption, defeasance or discharge of those liabilities or obligations on the grounds of preference or otherwise, and any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

"Secured Party" means a Finance Party, a Receiver or any Delegate.

"Security" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

"Security Assets" means all the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

"Security Document" means each Original Security Agreement, each Supplemental Security Agreement, the Collateral Monitoring Deed, the Custody Agreement and any other security document that may at any time be given as security for any of the Secured Liabilities pursuant to or in connection with a Finance Document.

"Security Property" means:

(a)	the Transaction Security expressed to be granted in favour of the Security Agent as security agent for the Secured Parties and all proceeds of that Transaction Security;

(b)	all obligations expressed to be undertaken by an Obligor to pay amounts in respect of the Secured Liabilities to the Security Agent as security agent for the Secured Parties and secured by the Transaction Security together with all representations and warranties and undertakings expressed to be given by an Obligor or any other person in favour of the Security Agent as security agent for the Secured Parties; and

(c)	any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Finance Documents to hold as security agent for the Secured Parties.

"Specified Time" means:

(a)	in relation to an RFR Loan, a day or time determined in accordance with Schedule 8 (Timetables); and

(b)	in relation to a Term Rate Revolving Loan, a day or time specified as such in respect of that currency in Schedule 13 (Term Rate Terms).

"Sterling Swingline Loan" means a Swingline Loan denominated in sterling.

"Subsidiary" means in relation to any company, corporation or other legal entity (a "Holding Company"), a company, corporation or other legal entity:

(a)	which is controlled, directly or indirectly, by the Holding Company;

(b)	in which a majority of the voting rights are held by the Holding Company, either alone or pursuant to an agreement with others;

(c)	more than half the issued share capital of which is beneficially owned, directly or indirectly, by the Holding Company; or

(d)	which is a subsidiary of another Subsidiary of the Holding Company,

and, for this purpose, a company, corporation or other legal entity shall be treated as being controlled by another if that other company, corporation or other legal entity is able to determine the composition of the majority of its board of directors or equivalent body.

"Supplemental Security Agreement" means each of:

(a)	the English law governed security document dated on or about the date of the 2021 Amendment and Restatement Agreement between the Company and the Security Agent; and

(b)	the Irish law governed security document dated on or about the date of the 2021 Amendment and Restatement Agreement between the Company and the Security Agent.

"STIBOR" means, in relation to any Loan in Swedish Krona:

(a)	the applicable Primary Term Rate as of the applicable Specified Time for Swedish Krona and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 12.1 (Interest calculation if no Primary Term Rate – Revolving Loans) or Clause 12.4 (Interest calculation if no Swingline Rate – Swingline Loans),

and if, in either case, that rate is less than zero, STIBOR shall be deemed to be zero.

"Swedish Krona Swingline Loan" means a Swingline Loan denominated in Swedish Krona.

"Swingline Agent" means the U.S. Dollar Swingline Agent, the €/£ Swingline Agent, the Swiss Francs Swingline Agent, the Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent or (in respect of the Swingline Facility F Nordic Loans only) the Facility F Swingline Agent.

"Swingline Business Day" means:

(a)	in the case of a Euro Swingline Loan, a day which is any TARGET Day;

(b)	in the case of a Sterling Swingline Loan, a day which is a Business Day for that currency;

(c)	in the case of a U.S. Dollar Swingline Loan, a New York Business Day;

(d)	in the case of a Swiss Francs Swingline Loan, any day which is a Business Day for that currency; or

(e)	in the case of a Danish Krone Swingline Loan/Norwegian Krone Swingline Loan/Swedish Krona Swingline Loan, any day (other than a Saturday or a Sunday) on which banks are open for general business in Stockholm and in the principal centre of the country of that currency.

"Swingline Commitments" means a Swingline Facility A Commitment, a Swingline Facility B Commitment, a Swingline Facility C Commitment, a Swingline Facility D Commitment, a Swingline Facility E Commitment or a Swingline Facility F Commitment.

"Swingline Facility" means Swingline Facility A, Swingline Facility B, Swingline Facility C, Swingline Facility D, Swingline Facility E or Swingline Facility F.

"Swingline Facility A" means the euro multicurrency swingline loan facility made available under this Agreement as described in paragraph (b)(i) of Clause 2.1 (The Facility).

"Swingline Facility A Commitment" means:

(a)	in relation to an Original Swingline Lender, the amount in the Base Currency set out opposite its name under the heading "Swingline Facility A Commitment" in Part II of Schedule 1 (The Original Lenders) and the amount of any other Swingline Facility A Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Swingline Lender, the amount in the Base Currency of any Swingline Facility A Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), to the extent not cancelled, reduced or transferred by it under this Agreement.

"Swingline Facility A Lender" means:

(a)	an Original Swingline Facility A Lender; or

(b)	any bank or financial institution, trust, fund or other entity which has become a Swingline Facility A Lender in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 27 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Swingline Facility A Loan" means a loan made or to be made under the Swingline Facility A or the principal amount outstanding for the time being of that loan.

"Swingline Facility B" means the euro multicurrency swingline loan facility made available under this Agreement as described in paragraph (b)(ii) of Clause 2.1 (The Facility).

"Swingline Facility B Commitment" means:

(a)	in relation to an Original Swingline Lender, the amount in the Base Currency set out opposite its name under the heading "Swingline Facility B Commitment" in Part II of Schedule 1 (The Original Lenders) and the amount of any other Swingline Facility B Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Swingline Lender, the amount in the Base Currency of any Swingline Facility B Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), to the extent not cancelled, reduced or transferred by it under this Agreement.

"Swingline Facility B Lender" means:

(a)	an Original Swingline Facility B Lender; or

(b)	any bank or financial institution, trust, fund or other entity which has become a Swingline Facility B Lender in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Swingline Facility B Loan" means a loan made or to be made under the Swingline Facility B or the principal amount outstanding for the time being of that loan.

"Swingline Facility C" means the euro multicurrency swingline loan facility made available under this Agreement as described in paragraph (b)(iii) of Clause 2.1 (The Facility).

"Swingline Facility C Commitment" means:

(a)	in relation to an Original Swingline Lender, the amount in the Base Currency set out opposite its name under the heading "Swingline Facility C Commitment" in Part II of Schedule 1 (The Original Lenders) and the amount of any other Swingline Facility C Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Swingline Lender, the amount in the Base Currency of any Swingline Facility C Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), to the extent not cancelled, reduced or transferred by it under this Agreement.

"Swingline Facility C Lender" means:

(a)	an Original Swingline Facility C Lender; or

(b)	any bank or financial institution, trust, fund or other entity which has become a Swingline Facility C Lender in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Swingline Facility C Loan" means a loan made or to be made under the Swingline Facility C or the principal amount outstanding for the time being of that loan.

"Swingline Facility D" means the euro multicurrency swingline loan facility made available under this Agreement as described in paragraph (b)(iv) of Clause 2.1 (The Facility).

"Swingline Facility D Commitment" means:

(a)	in relation to an Original Swingline Lender, the amount in the Base Currency set out opposite its name under the heading "Swingline Facility D Commitment" in Part II of Schedule 1 (The Original Lenders) and the amount of any other Swingline Facility D Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Swingline Lender, the amount in the Base Currency of any Swingline Facility D Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), to the extent not cancelled, reduced or transferred by it under this Agreement.

"Swingline Facility D Lender" means:

(a)	an Original Swingline Facility D Lender; or

(b)	any bank or financial institution, trust, fund or other entity which has become a Swingline Facility D Lender in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Swingline Facility D Loan" means a loan made or to be made under the Swingline Facility D or the principal amount outstanding for the time being of that loan.

"Swingline Facility E" means the euro multicurrency swingline loan facility made available under this Agreement as described in paragraph (b)(v) of Clause 2.1 (The Facility).

"Swingline Facility E Commitment" means:

(a)	in relation to an Original Swingline Lender, the amount in the Base Currency set out opposite its name under the heading "Swingline Facility E Commitment" in Part II of Schedule 1 (The Original Lenders) and the amount of any other Swingline Facility E Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(b)	in relation to any other Swingline Lender, the amount in the Base Currency of any Swingline Facility E Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), to the extent not cancelled, reduced or transferred by it under this Agreement.

"Swingline Facility E Lender" means:

(a)	an Original Swingline Facility E Lender; or

(b)	any bank or financial institution, trust, fund or other entity which has become a Swingline Facility E Lender in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Swingline Facility E Loan" means a loan made or to be made under the Swingline Facility E or the principal amount outstanding for the time being of that loan.

"Swingline Facility F" means the euro multicurrency swingline loan facility made available under this Agreement as described in paragraph 2.1(b)(vi) of Clause 2.1 (The Facility).

"Swingline Facility F Commitment" means:

(d)	in relation to an Original Swingline Lender, the amount in the Base Currency set out opposite its name under the heading "Swingline Facility F Commitment" in Part II of Schedule 1 (The Original Lenders) and the amount of any other Swingline Facility E Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option); and

(e)	in relation to any other Swingline Lender, the amount in the Base Currency of any Swingline Facility F Commitment transferred to it under this Agreement, assumed by it in accordance with Clause 2.2 (Increase) or assumed by it in accordance with Clause 2.3 (Increase – Accordion Option), to the extent not cancelled, reduced or transferred by it under this Agreement.

"Swingline Facility F Lender" means:

(f)	an Original Swingline Facility F Lender; or

(g)	any bank or financial institution, trust, fund or other entity which has become a Swingline Facility F Lender in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Swingline Facility F Loan" means a loan made or to be made under the Swingline Facility F or the principal amount outstanding for the time being of that loan.

"Swingline Lender" means:

(a)	an Original Swingline Lender; or

(b)	any bank or financial institution, trust, fund or other entity which has become a Swingline Lender in accordance with Clause 2.2 (Increase), Clause 2.3 (Increase – Accordion Option) or Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Swingline Loan" means a Swingline Facility A Loan, a Swingline Facility B Loan, a Swingline Facility C Loan, Swingline Facility D Loan, Swingline Facility E Loan or a Swingline Facility F Loan.

"Swingline Rate" means, on any day:

(a)	in the case of a Euro Swingline Loan, €STR;

(b)	in the case of a Sterling Swingline Loan, the Daily Rate as specified in the applicable RFR Terms;

(c)	in the case of a U.S. Dollar Swingline Loan, the higher of:

(i)	the prime commercial lending rate in U.S. dollars announced by the U.S. Dollar Swingline Agent at the Specified Time and in force on that day; and

(ii)	0.50 per cent. per annum over the rate per annum determined by the U.S. Swingline Agent to be the Federal Funds Rate (as published by the Federal Reserve Bank of New York) for that day;

(d)	in the case of a Danish Krone Swingline Loan, CIBOR 1 week;

(e)	in the case of a Norwegian Krone Swingline Loan, NIBOR 1 week;

(f)	in the case of a Swedish Krona Swingline Loan, STIBOR 1 week; and

(g)	in the case of a Swiss Francs Swingline Loan, the Daily Rate as specified in the applicable RFR Terms,

or as otherwise determined pursuant to Clause 12.4 (Interest calculation if no Swingline Rate – Swingline Loans).

"Swiss Francs Swingline Loan" means a Swingline Loan denominated in Swiss Francs.

"Tangible Net Worth" means, as at any particular time in relation to the Company, the aggregate of:

(a)	the amount paid up or credited as paid up on the issued share capital of the Company (other than any shares which are expressed to be redeemable),

plus (if a positive number) or minus (if a negative number):

(b)	the amount of the consolidated reserves of the Group,

less (but without double counting) any amount included in the above which is attributable to:

(i)	the value of the fixed assets as reported under the Company’s balance sheet in accordance with IFRS;

(ii)	the value of intangible assets as reported under the Company’s balance sheet in accordance with IFRS;

(iii)	any expenses which are prepaid by the Company;

(iv)	minority interests; and

(v)	any dividend or other distribution declared, recommended or made by any member of the Group,

but ignoring any variation in the credit or debit balance on the Group consolidated profit and loss account since the date of the then latest audited consolidated balance sheet of the Group except to the extent reflected in any later Group consolidated profit and loss statement delivered to the Facility Agent under Clause 22 (Information undertakings).

"TARGET2" means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007.

"TARGET Day" means any day on which TARGET2 is open for the settlement of payments in euro.

"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

"Term Rate Revolving Loan" means any Revolving Loan or, if applicable, Unpaid Sum to which Schedule 13 (Term Rate Terms) applies.

"Termination Date" means the date which is 364 days from the date of the 2021 Amendment and Restatement Effective Date (except that, if the Termination Date would otherwise fall on a day which is not a Business Day, it will instead be the immediately preceding Business Day).

"Test Drawing" has the meaning given to it in Clause 3.3 (Test Utilisation Request and Test Drawing).

"Test Utilisation Request" means a utilisation request for a Test Drawing (as such term is defined in Clause 3.3 (Test Utilisation Request and Test Drawing)).

"Total Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Commitments, being €1,500,000,000 at the 2021 Amendment and Restatement Effective Date.

"Total Revolving Facility A Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Revolving Facility A Commitments, being €510,000,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Revolving Facility B Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Revolving Facility B Commitments, being €167,500,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Revolving Facility C Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Revolving Facility C Commitments, being €138,500,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Revolving Facility Commitments" means subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Total Revolving Facility A Commitments, Total Revolving Facility B Commitments, the Total Revolving Facility C Commitments, the Total Revolving Facility D Commitments, the Total Revolving Facility E Commitments and the Total Revolving Facility F Commitments being €1,500,000,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Revolving Facility D Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Revolving Facility D Commitments, being €451,000,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Revolving Facility E Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Revolving Facility E Commitments, being €131,000,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Revolving Facility F Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Revolving Facility F Commitments, being €102,000,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Swingline Facility A Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Swingline Facility A Commitments, being €510,000,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Swingline Facility B Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Swingline Facility B Commitments, being €167,500,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Swingline Facility C Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Swingline Facility C Commitments, being €138,500,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Swingline Facility Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Total Swingline Facility A Commitments, the Total Swingline Facility B Commitments, the Total Swingline Facility C Commitments, the Total Swingline Facility D Commitments, the Total Swingline Facility E Commitments and the Total Swingline Facility F Commitments.

"Total Swingline Facility D Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Swingline Facility D Commitments, being €451,000,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Swingline Facility E Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Swingline Facility E Commitments, being €131,000,000 as at the 2021 Amendment and Restatement Effective Date.

"Total Swingline Facility F Commitments" means, subject to any increase pursuant to Clause 2.2 (Increase) or Clause 2.3 (Increase – Accordion Option), the aggregate of the Swingline Facility F Commitments, being €102,000,000 as at the 2021 Amendment and Restatement Effective Date.

"Transaction Security" means the Security created or evidenced or expressed to be created or evidenced under the Security Documents.

"Transfer Certificate" means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Facility Agent and the Company.

"Transfer Date" means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the Facility Agent executes the relevant Assignment Agreement or Transfer Certificate.

"UK" or "United Kingdom" means the United Kingdom of Great Britain and Northern Ireland.

"UK Bail-In Legislation" means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

"Unpaid Sum" means any sum due and payable but unpaid by an Obligor under the Finance Documents.

"U.S." and "United States" means the United States of America.

"U.S. Bankruptcy Law" means the United States Bankruptcy Code of 1978 (Title 11 of the United States Code) or any other United States federal or state bankruptcy, insolvency or similar law.

"U.S. Dollar Swingline Loan" means a Swingline Loan denominated in U.S. dollars.

"U.S. Tax Obligor" means:

(a)	the Company, if it is resident for tax purposes in the US; or

(b)	an Obligor some or all of whose payments under the Finance Documents are from sources within the U.S. for U.S. federal income tax purposes.

"USA Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 of the United States, as amended.

"Utilisation" means a utilisation of a Facility.

"Utilisation Date" means the date of a Utilisation, being the date on which the relevant Loan is to be made.

"Utilisation Request" means:

(a)	in relation to a Revolving Loan, a notice substantially in the form set out in Part I of Schedule 3 (Requests); and

(b)	in relation to a Swingline Loan, a notice substantially in the form set out in Part II of Schedule 3 (Requests).

"VAT" means:

(a)	any value added tax imposed by the Value Added Tax Act 1994;

(b)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(c)	any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraphs (a) and (b) above, or imposed elsewhere.

"Write-down and Conversion Powers" means:

(a)	in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;

(b)	in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and

(c)	in relation to any other applicable Bail-In Legislation:

(vi)	any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(vii)	any similar or analogous powers under that Bail-In Legislation.

1.2	Construction

(a)	Unless a contrary indication appears, any reference in this Agreement to:

(i)	the "Facility Agent", any "Arranger", the "Co-ordinator", any "Finance Party", any "Lender", the "€/£ Swingline Agent", the "U.S. Dollar Swingline Agent", the "Swiss Francs Swingline Agent", any "Obligor", any "Party", any "Secured Party", an "Agent", the "Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent", the “Facility F Swingline Agent” or the "Security Agent" shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents;

(ii)	"assets" includes present and future properties, revenues and rights of every description;

(iii)	a Lender's "cost of funds" in relation to its participation in a Loan is a reference to the average cost (determined either on an actual or a notional basis) which that Lender would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount of that participation in that Loan for a period equal in length to the Interest Period of that Loan;

(iv)	an Agent's "cost of funds" is a reference to the average cost (determined either on an actual or a notional basis) which that Agent would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount referred to in paragraph (b) of Clause 32.4 (Clawback and pre-funding);

(v)	a "Finance Document" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended, restated (however fundamentally and whether or not more onerously) or replaced and includes any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under that Finance Document or other agreement or instrument;

(vi)	a "group of Lenders" includes all the Lenders;

(vii)	"indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(viii)	an "Interest Period" includes each period determined under this Agreement by reference to which interest on a Swingline Loan is calculated;

(ix)	a "Lender" includes a Swingline Lender unless the context otherwise requires;

(x)	a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(xi)	a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(xii)	"take all necessary action to authorise" includes, in the case of the Company, complying with its obligations under the Dutch Works Council Act (Wet op de ondernemingsraden);

(xiii)	a provision of law is a reference to that provision as amended or re-enacted; and

(xiv)	a time of day is a reference to London time.

(b)	Section, Clause and Schedule headings are for ease of reference only.

(c)	Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)	A Default (other than an Event of Default) is "continuing" if it has not been remedied or waived.

(e)	An Event of Default (other than an Event of Default under paragraph 1 (Borrowing Base), paragraph 8 (Collateral Reports) and paragraph 17 (Concentration Limit) of Part I of Schedule 6 (Borrowing Base)) is "continuing" if it has not been remedied or waived.

(f)	An Event of Default under paragraph 1 (Borrowing Base) of Part I of Schedule 6 (Borrowing Base) is "continuing" unless and until it ceases to be continuing in accordance with paragraph 1(b) of Part I of Schedule 6 (Borrowing Base).

(g)	An Event of Default under paragraph 8 (Collateral Reports) and paragraph 17 (Concentration Limit) of Part I of Schedule 6 (Borrowing Base) is "continuing" if it has not been waived.

(h)	A reference in this Agreement to a page or screen of an information service displaying a rate shall include:

(i)	any replacement page of that information service which displays that rate; and

(ii)	the appropriate page of such other information service which displays that rate from time to time in place of that information service,

and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the relevant Agent after consultation with the Company.

(i)	A reference in this Agreement to a Central Bank Rate (as specified in Schedule 14 (RFR Terms) or in any RFR Supplement) shall include any successor rate to, or replacement rate for, that rate.

(j)	Any RFR Supplement relating to a currency overrides anything relating to that currency in:

(i)	Schedule 14 (RFR Terms) for the applicable category of Loan; or

(ii)	any earlier RFR Supplement.

(k)	A Compounding Methodology Supplement relating to the Daily Non-Cumulative Compounded RFR Rate overrides anything relating to that rate in:

(i)	Schedule 15 (Daily Non-Cumulative Compounded RFR Rate); or

(ii)	any earlier Compounding Methodology Supplement.

(l)	The determination of the extent to which a rate is "for a period equal in length" to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.

1.3	Currency symbols and definitions

"U.S.$", "USD" and "U.S. dollars" denote the lawful currency of the United States of America, "£", "GBP" and "sterling" denote the lawful currency of the United Kingdom, "€", "EUR" and "euro" denote the single currency of the Participating Member States, "DKK" and "Danish Krone" denote the lawful currency of Denmark, "NOK" and "Norwegian Krone" denote the lawful currency of Norway, "SEK" and "Swedish Krona" denote the lawful currency of Sweden and "CHF" and "Swiss Francs" denote the lawful currency of Switzerland.

1.4	Third party rights

(a)	Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Subject to Clause 38.3 (Other exceptions) but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)	Any Receiver, Delegate or any person described in paragraph (b) of Clause 28.11 (Exclusion of liability) may, subject to this Clause 1.4 and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

SECTION 2

THE FACILITY

2.	The Facility

2.1	The Facility

(a)	Subject to the terms of this Agreement:

(i)	the Revolving Facility A Lenders make available to the Company a multicurrency revolving loan facility in the Base Currency or sterling in an aggregate amount the Base Currency of which is equal to the Total Revolving Facility A Commitments;

(ii)	the Revolving Facility B Lenders make available to the Company a multicurrency revolving loan facility in the Base Currency, sterling, U.S. dollars and Swiss Francs in an aggregate amount the Base Currency of which is equal to the Total Revolving Facility B Commitments;

(iii)	the Revolving Facility C Lenders make available to the Company a multicurrency revolving loan facility in the Base Currency, sterling, Swedish Krona, Danish Krone and Norwegian Krone in an aggregate amount the Base Currency of which is equal to the Total Revolving Facility C Commitments;

(iv)	the Revolving Facility D Lenders make available to the Company a multicurrency revolving loan facility in the Base Currency, sterling or U.S. dollars in an aggregate amount the Base Currency of which is equal to the Total Revolving Facility D Commitments;

(v)	the Revolving Facility E Lenders make available to the Company a multicurrency revolving loan facility in the Base Currency, sterling, U.S. dollars and Swiss Francs in an aggregate amount the Base Currency of which is equal to the Total Revolving Facility E Commitments; and

(vi)	the Revolving Facility F Lender makes available to the Company a multicurrency revolving loan facility in the Base Currency, sterling, Swedish Krona, Danish Krone and Norwegian Krone in an aggregate amount the Base Currency of which is equal to the Total Revolving Facility F Commitments.

(b)	Subject to the terms of this Agreement:

(i)	the Swingline Facility A Lenders make available to the Company (as an option under the Revolving Facility A) a multicurrency swingline loan facility in the Base Currency or sterling in an aggregate amount the Base Currency of which is equal to the Total Swingline Facility A Commitments;

(ii)	the Swingline Facility B Lenders make available to the Company (as an option under the Revolving Facility B) a multicurrency swingline loan facility in the Base Currency, sterling, U.S. dollars and Swiss Francs in an aggregate amount the Base Currency of which is equal to the Total Swingline Facility B Commitments;

(iii)	the Swingline Facility C Lenders make available to the Company (as an option under the Revolving Facility C) a multicurrency swingline loan facility in the Base Currency, sterling, Swedish Krona, Danish Krone and Norwegian Krone in an aggregate amount the Base Currency of which is equal to the Total Swingline Facility C Commitments;

(iv)	the Swingline Facility D Lenders make available to the Company (as an option under the Revolving Facility D) a multicurrency swingline loan facility in the Base Currency, sterling and U.S. dollars in an aggregate amount the Base Currency of which is equal to the Total Swingline Facility D Commitments;

(v)	the Swingline Facility E Lenders make available to the Company (as an option under the Revolving Facility E) a multicurrency swingline loan facility in the Base Currency, sterling, U.S. dollars and Swiss Francs in an aggregate amount the Base Currency of which is equal to the Total Swingline Facility E Commitments; and

(vi)	the Swingline Facility F Lender makes available to the Company (as an option under the Revolving Facility F) a multicurrency swingline loan facility in the Base Currency, sterling, Swedish Krona, Danish Krone and Norwegian Krone in an aggregate amount the Base Currency of which is equal to the Total Swingline Facility F Commitments.

(c)	Paragraphs (a) and (b) above are subject to the conditions that:

(i)	at no time may the aggregate of the Base Currency Amounts of all outstanding Loans exceed the Total Revolving Facility Commitments; and

(ii)	at no time may the aggregate of the Base Currency Amount of all outstanding Swingline Loans under a Facility exceed the Total Revolving Facility A Commitments, Total Revolving Facility B Commitments, Total Revolving Facility C Commitments, Total Revolving Facility D Commitments, Total Revolving Facility E Commitments or Total Revolving Facility F Commitments (as applicable).

2.2	Increase

(a)	The Company may by giving prior notice to the Facility Agent (with a copy to the relevant Swingline Agent) by no later than the date falling five Business Days after the effective date of a cancellation of:

(i)	the Available Commitments of a Defaulting Lender in accordance with paragraph (g) of Clause 9.6 (Right of replacement or repayment and cancellation in relation to a single Lender); or

(ii)	the Commitments of a Lender in accordance with:

(A)	Clause 9.1 (Illegality); or

(B)	paragraph (a) of Clause 9.6 (Right of replacement or repayment and cancellation in relation to a single Lender),

request that the Commitments relating to any Revolving Facility (and related Swingline Facility) be increased (and the Commitments relating to that Facility shall be so increased) in an aggregate amount in the Base Currency of up to the amount of the Available Commitments or Commitments relating to that Revolving Facility (including the amount of the Available Commitments under the relevant Swingline Facility or the relevant Swingline Commitments) so cancelled as follows:

(i)	the increased Commitments (including any Swingline Commitments) will be assumed by one or more Eligible Institutions (each an "Increase Lender") each of which confirms in writing (whether in the relevant Increase Confirmation or otherwise) its willingness to assume and does assume all the obligations of a Lender corresponding to that part of the increased Commitments which it is to assume, as if it had been an Original Lender in respect of those Commitments;

(ii)	each of the Obligors and any Increase Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Increase Lender would have assumed and/or acquired had the Increase Lender been an Original Lender in respect of that part of the increased Commitments which it is to assume;

(iii)	each Increase Lender shall become a Party as a "Lender" and any Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Increase Lender and those Finance Parties would have assumed and/or acquired had the Increase Lender been an Original Lender in respect of that part of the increased Commitments which it is to assume;

(iv)	the Commitments of the other Lenders shall continue in full force and effect; and

(v)	any increase in the Commitments relating to a Facility shall take effect on the date specified by the Company in the notice referred to above or any later date on which the Facility Agent executes an otherwise duly completed Increase Confirmation delivered to it by the relevant Increase Lender.

(b)	The Facility Agent shall, subject to paragraph (c) below, as soon as reasonably practicable after receipt by it of a duly completed Increase Confirmation appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Increase Confirmation.

(c)	The Facility Agent shall only be obliged to execute an Increase Confirmation delivered to it by an Increase Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Commitments by that Increase Lender.

(d)	Each Increase Lender, by executing the Increase Confirmation, confirms (for the avoidance of doubt) that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as it would have been had it been an Original Lender.

(e)	The Company shall promptly on demand pay the Facility Agent and the Security Agent the amount of all costs and expenses (including legal fees) reasonably incurred by either of them and, in the case of the Security Agent, by any Receiver or Delegate in connection with any increase in Commitments under this Clause 2.2.

(f)	The Increase Lender shall, on the date upon which the increase takes effect, pay to the Facility Agent (for its own account) a fee in an amount equal to the fee which would be payable under Clause 26.4 (Assignment or transfer fee) if the increase was a transfer pursuant to Clause 26.6 (Procedure for transfer) and if the Increase Lender was a New Lender.

(g)	The Company may pay to the Increase Lender a fee in the amount and at the times agreed between the Company and the Increase Lender in a letter between the Company and the Increase Lender setting out that fee. A reference in this Agreement to a Fee Letter shall include any letter referred to in this paragraph (g).

(h)	Neither the Facility Agent nor any Lender shall have any obligation to find an Increase Lender and in no event shall any Lender whose Commitment is replaced by an Increase Lender be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents.

(i)	Clause 26.5 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 2.2 in relation to an Increase Lender as if references in that Clause to:

(i)	an "Existing Lender" were references to all the Lenders immediately prior to the relevant increase;

(ii)	the "New Lender" were references to that "Increase Lender"; and

(iii)	a "re-transfer" and "re-assignment" were references to respectively a "transfer" and "assignment".

2.3	Increase – Accordion Option

(a)	The Company may, by delivery to the Facility Agent (with a copy to the relevant Swingline Agent) of a duly completed Accordion Increase Request, request that the Total Revolving Facility A Commitments, Total Revolving Facility B Commitments, Total Revolving Facility C Commitments, Total Revolving Facility D Commitments, Total Revolving Facility E Commitments and/or Total Revolving Facility F Commitments be increased (and the Total Revolving Facility Commitments shall be so increased) as described in, and in accordance with, this Clause 2.3.

(b)	The increase in the Total Revolving Facility Commitments requested in an Accordion Increase Request is subject to the following conditions:

(i)	the Company specifies the Revolving Facility (or Revolving Facilities) whose Revolving Facility Commitment is to be increased (and if more than one Facility, the amount per Facility);

(ii)	the increased Revolving Facility Commitment will be assumed by one or more existing Lenders in relation to that Facility willing to provide such increase and/or by one or more other Eligible Institutions (each an "Accordion Increase Lender") selected by the Company which shall become a Party as a Lender to that Facility;

(iii)	the Facility Agent receives the Accordion Increase Request no later than 10 Business Days before the proposed Accordion Increase Date;

(iv)	the Accordion Increase Amount is a minimum amount of €25,000,000 or any lower amount agreed to by the Facility Agent and a maximum (in aggregate) of €500,000,000;

(v)	the Total Revolving Facility Commitments, after the increase, will not exceed €2,000,000,000;

(vi)	no amendment shall be made to the Termination Date;

(vii)	no Default is continuing or would result from the proposed increase in a Revolving Facility (and a related Swingline Facility), in each case on the date of the Accordion Increase Request or the Accordion Increase Date;

(viii)	in respect of each existing Lender which has agreed to increase its Revolving Facility Commitment in relation to that Facility:

(A)	that Lender has agreed to increase its related Swingline Commitment by the same amount or, if that Lender is not a Swingline Lender under that Facility, the Related Lender of that Lender has agreed to increase its Swingline Commitment under that Facility by the same amount; and

(B)	the Facility Agent has received and executed a duly completed Accordion Increase Confirmation from that Lender and (if applicable) its Related Lender in respect of each such increased Revolving Facility Commitment and Swingline Commitment;

(ix)	in respect of each Accordion Increase Lender which is not already a Lender under that Facility on the date of the Accordion Increase Confirmation:

(A)	that Accordion Increase Lender has agreed to accede to this Agreement in respect of an additional Revolving Facility Commitment and a Swingline Commitment in relation to that Facility in the same amount, or an Affiliate or branch of that Accordion Increase Lender has agreed to accede to this Agreement in respect of a related Swingline Commitment in the same amount as the additional Revolving Facility Commitment in relation to that Facility of that Accordion Increase Lender;

(B)	the Facility Agent has received and executed a duly completed Accordion Increase Confirmation from that Accordion Increase Lender and (if applicable) its Affiliate or branch in respect of each such additional Revolving Facility Commitment in relation to that Facility and a related Swingline Commitment; and

(C)	the Facility Agent has performed all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assumption of the additional Commitments by that Accordion Increase Lender, the completion of which the Facility Agent shall promptly notify to the Company and the Accordion Increase Lender; and

(x)	the Accordion Increase Lender(s) agree(s) to assume additional Commitments in an aggregate amount equal to the Accordion Increase Amount.

(c)	Each Obligor hereby acknowledges that its obligations under the Finance Documents, including the guarantee and indemnity of the Guarantor and all Security created by the Company pursuant to the Security Documents, shall extend and apply to the Commitments as increased by this Clause 2.3 and shall, save as amended by this Clause 2.3, continue in full force and effect.

(d)	The increase in the Total Revolving Facility Commitments and the assumption of the additional Commitments by the Accordion Increase Lenders will take effect on the date (the "Accordion Increase Date") which is the later of:

(i)	the date specified by the Company in the Accordion Increase Request; and

(ii)	the date on which all of the conditions described in paragraph (b) above have been met.

(e)	On and from the Accordion Increase Date:

(i)	the Total Revolving Facility Commitments and the Total Swingline Facility Commitments will each be increased in an aggregate amount by the Base Currency Amount equal to the Accordion Increase Amount;

(ii)	each Accordion Increase Lender will assume all the obligations of a Lender in respect of the additional Commitments in relation to the relevant Facility specified in the Accordion Increase Confirmation of that Accordion Increase Lender;

(iii)	each of the Obligors and each Accordion Increase Lender in relation to the relevant Facility which is not a Lender immediately prior to the Accordion Increase Date shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Accordion Increase Lender would have assumed and/or acquired had the Accordion Increase Lender been an Original Lender in relation to the relevant Facility;

(iv)	each Accordion Increase Lender which is not a Lender in relation to the relevant Facility immediately prior to the Accordion Increase Date shall become a Party as a "Lender" in relation to the relevant Facility and any such Accordion Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Accordion Increase Lender and those Finance Parties would have assumed and/or acquired had the Accordion Increase Lender been an Original Lender in relation to the relevant Facility; and

(v)	the Commitments of the other Lenders shall continue in full force and effect.

(f)	The Facility Agent shall, as soon as reasonably practicable after the Accordion Increase Date, notify the Company, the relevant Swingline Agent and the Finance Parties of the Accordion Increase Amount.

(g)	Each Accordion Increase Lender, by executing the Accordion Increase Confirmation, confirms (for the avoidance of doubt) that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the Accordion Increase Date and that it is bound by that decision to the same extent as it would have been had it been an Original Lender.

(h)	The Company shall, on the Accordion Increase Date, pay to the Facility Agent (for its own account) a fee in an amount equal to the fee which would be payable under Clause 26.4 (Assignment or transfer fee) if the increase was a transfer pursuant to Clause 26.6 (Procedure for transfer) and the Company shall promptly on demand pay to the Facility Agent the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with any increase in the Facility under this Clause 2.3.

(i)	The Company may pay to an Accordion Increase Lender a fee in the amount and at the times agreed between the Company and the Accordion Increase Lender in a letter between the Company and the Accordion Increase Lender setting out that fee. A reference in this Agreement to a Fee Letter shall include any letter referred to in this paragraph (i).

(j)	No Lender shall be under any obligation to participate in any increase requested by the Company pursuant to this Clause 2.3 and no Lender shall be under any obligation to execute any Accordion Increase Confirmation.

(k)	Clause 26.5 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 2.3 in relation to an Accordion Increase Lender as if references in that Clause to:

(i)	an "Existing Lender" were references to all the Lenders immediately prior to the relevant Accordion Increase Date;

(ii)	the "New Lender" were references to that Accordion Increase Lender; and

(iii)	a "re-transfer" and "re-assignment" were references to respectively a "transfer" and "assignment".

2.4	Finance Parties' rights and obligations

(a)	The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)	The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by an Obligor which relates to a Finance Party's participation in a Facility or its role under a Finance Document (including any such amount payable to the Facility Agent on its behalf) is a debt owing to that Finance Party by that Obligor.

(c)	A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.

2.5	Designated Entities

(a)	A Lender (the "Appointing Lender") may, in relation to the relevant Facility, designate an Affiliate or substitute Facility Office (a "Designated Entity") as its Facility Office for the purpose of participating in Loans in that Facility to the Company in a particular currency.

(b)	An Affiliate or Facility Office of a Lender may be designated for the purposes of paragraph (a) above by:

(i)	appearing in the list of Designated Entities in Part I of Schedule 12 (Designated Entities) and signing this Agreement as a Designated Entity; or

(ii)	acceding as a Designated Entity by signing a Designated Entity Accession Agreement.

(c)	A Designated Entity does not have any Commitment and does not have any obligations under this Agreement prior to such Designated Entity participating in a Loan.

(d)	When a Designated Entity participates in a Loan:

(i)	subject to paragraph (e) below, it shall be entitled to all the rights of a Lender in relation to that Facility and have the corresponding obligations of a Lender in relation to that Facility, in each case under the Finance Documents relating to its participation in any such Loans; and

(ii)	the other parties to the Finance Documents shall treat the Designated Entity as a Lender in relation to that Facility for these purposes.

The Designated Entity is a party to this Agreement for these purposes.

(e)	For the purposes only of voting in connection with any Finance Document, the participation of a Designated Entity in any outstanding Loans in relation to that Facility shall be deemed to be a participation of the Appointing Lender in relation to that Facility.

(f)	Any notice or communication to be made to a Designated Entity shall be served directly on the Designated Entity at the address supplied to the Facility Agent by the Appointing Lender where the Appointing Lender or Designated Entity reasonably requests or, if no such request has been made, shall be delivered to the Appointing Lender in accordance with this Agreement.

(g)	A Designated Entity may assign or transfer any of its rights and obligations under this Agreement in respect of its participation in any Loan (and the Appointing Lender may assign or transfer any corresponding Commitment) in accordance with Clause 26 (Changes to the Lenders).

(h)	Paragraphs (d) and (g) shall also apply to any Lenders which are specified in Schedule 1 (The Original Lenders) as lending in relation to the same Facility for a particular currency.

3.	Purpose

3.1	Purpose

(a)	The Company shall apply all amounts borrowed by it under each Revolving Facility and each Swingline Facility towards:

(i)	financing unsettled amounts in connection with the settlement of transactions in securities and other items processed through the Clearing System of the Company as a central counterparty in accordance with the Rules;

(ii)	financing any other liability or liquidity requirement of the Company incurred in the operation of the Clearing System (including the settlement of transactions but excluding the corporate overheads of the Company); and

(iii)	(in the case of amounts borrowed by it under a Revolving Facility only) towards refinancing any other Loan.

(b)	Without limiting paragraph (a) above:

(i)	a Swingline Loan may not be applied in repayment or prepayment of another Loan; and

(ii)	a Revolving Loan may, and may only, be applied in repayment or prepayment of another Loan if:

(A)	the Repayment Date of that Loan is not more than 30 days after the Utilisation Date of the Loan being repaid or prepaid (or, if earlier, the Utilisation Date of any earlier Loan repaid or prepaid (directly or indirectly through one or more subsequent Loans) with the proceeds of the Loan being repaid or prepaid); or

(B)	the Facility Agent consents, acting on the instructions of all the Lenders.

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

3.3	Test Utilisation Request and Test Drawing

The Company may deliver a Test Utilisation Request for a Swingline Loan or a Revolving Loan (as specified in the Test Utilisation Request) in order to determine the operational capabilities of the Lenders to make a Loan (a "Test Drawing"). A Test Utilisation Request must satisfy the requirements of a Utilisation Request for a Swingline Loan or a Revolving Loan (as applicable) other than Clause 3.1 (Purpose), paragraph (c) of Clause 5.3 (Term, currency and amount) or (as applicable) paragraph (c) of Clause 6.3 (Term, currency and amount) and the amount of the Test Drawing must be no less than a minimum amount of €500,000 (or its equivalent in any Optional Currency) or if less the Available Facility in relation to the Facility applicable to that Revolving Loan or Swingline Loan. The Repayment Date shall be at least one day and not more than five Swingline Business Days and a Test Drawing shall not to be made more often than once every six Months.

4.	Conditions of Utilisation

4.1	Initial conditions precedent

(a)	The Company may not deliver a Utilisation Request unless the Facility Agent has received all of the documents and other evidence listed in Schedule 2 (Conditions precedent to initial Utilisation) in form and substance satisfactory to the Facility Agent. The Facility Agent shall notify the Company and the Lenders promptly upon being so satisfied.

(b)	Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Facility Agent to give that notification. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

4.2	Further conditions precedent

(a)	The Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation in Revolving Loans) if:

(i)	on the date of the Utilisation Request, the Company has delivered:

(A)	a Required Value Notice; and

(B)	a CSV Collateral File,

in each case, in accordance with paragraph 6 (Required Value Notice and CSV Collateral File) of Part I of Schedule 6 (Borrowing Base); and

(ii)	on the date of the Utilisation Request and on the proposed Utilisation Date:

(A)	in the case of a Rollover Loan, no notice of acceleration has been provided in accordance with Clause 25.15 (Acceleration) and, in the case of any other Revolving Loan, no Default is continuing or would result from the proposed Revolving Loan; and

(B)	the Repeating Representations to be made by each Obligor are true in all material respects; and

(iii)	on the proposed Utilisation Date, the Collateral Monitor has delivered to the Security Agent and the Facility Agent (and, if applicable, the relevant Swingline Agent) a Collateral Report pursuant to and in accordance with paragraph 7 (Utilisation Date disbursement procedures – Revolving Loans and Swingline Loans) of Part I of Schedule 6 (Borrowing Base).

(b)	Where a Lender has made its participation in a Revolving Loan available to the Facility Agent, the Facility Agent will only be obliged to make that participation available to the Company if the Company has transferred Eligible Collateral to the extent and in the manner required under and in accordance with paragraph 7 (Utilisation Date disbursement procedures – Revolving Loans and Swingline Loans) of Part I of Schedule 6 (Borrowing Base) and the Company has otherwise complied with the provisions set out in Schedule 6 (Borrowing Base).

4.3	Conditions relating to Optional Currencies

(a)	A currency will constitute an Optional Currency in relation to a Loan if:

(i)	it is readily available in the amount required and freely convertible into the Base Currency in the wholesale market for that currency at the applicable Specified Time and the Utilisation Date for that Loan; and

(ii)	in relation to Revolving Facility A or Swingline Facility A, it is requested in sterling;

(iii)	in relation to Revolving Facility B or Swingline Facility B, it is requested in sterling, U.S. dollars, or Swiss Francs;

(iv)	in relation to Revolving Facility C or Swingline Facility C, it is requested in sterling, Danish Krone, Norwegian Krone or Swedish Krona;

(v)	in relation to Revolving Facility D or Swingline Facility D, it is requested in sterling or U.S. dollars;

(vi)	in relation to Revolving Facility E or Swingline Facility E, it is requested in sterling, U.S. dollars, or Swiss Francs;

(vii)	in relation to Revolving Facility F or Swingline Facility F, it is requested in sterling, Danish Krone, Norwegian Krone or Swedish Krona; or

(viii)	in relation to any Revolving Facility or any Swingline Facility, it has been approved by the relevant Agent (acting on the instructions of all the Revolving Lenders or all the Swingline Lenders (as the case may be)) in relation to that Facility on or prior to receipt by the relevant Agent of the relevant Utilisation Request for that Loan.

(b)	If the relevant Agent has received a written request from the Company for a currency to be approved under paragraph (a)(viii) above, the relevant Agent will confirm to the Company by the applicable Specified Time:

(i)	whether or not the relevant Lenders have granted their approval; and

(ii)	if approval has been granted, the minimum amount (and, if required, integral multiples) for any subsequent Utilisation in that currency.

4.4	Maximum number of Loans

(a)	The Company may not deliver a Utilisation Request if as a result of the proposed Utilisation:

(i)	more than 15 Revolving Loans would be outstanding; or

(ii)	more than 15 Swingline Loans would be outstanding.

(b)	Any Loan made by a single Lender under Clause 7.2 (Unavailability of a currency) shall not be taken into account in this Clause 4.4.

SECTION 3

UTILISATION

5.	Utilisation – Revolving Loans

5.1	Delivery of a Utilisation Request for Revolving Loans

(a)	The Company may utilise a Revolving Facility by delivery to the Facility Agent of a duly completed Utilisation Request not later than the applicable Specified Time.

(b)	The Company shall send a copy of each Utilisation Request to the Security Agent.

5.2	Completion of a Utilisation Request for Revolving Loans

(a)	Each Utilisation Request for a Revolving Loan is irrevocable and will not be regarded as having been duly completed unless:

(i)	it identifies the Revolving Facility to be utilised;

(ii)	the proposed Utilisation Date is a Business Day within the Availability Period;

(iii)	the proposed Repayment Date complies with Clause 5.3 (Term, currency and amount);

(iv)	the term, currency and amount of the Utilisation comply with Clause 5.3 (Term, currency and amount);

(v)	the proposed Interest Period complies with Clause 11 (Interest Periods); and

(vi)	it specifies the Company’s account and bank (which must be in the principal financial centre of the country of the currency of the Utilisation or, in the case of euro, the principal financial centre of a Participating Member State in which banks are open for general business on that day or London) to which the proceeds of the Utilisation are to be credited.

(b)	Only one Loan may be requested in each Utilisation Request.

5.3	Term, currency and amount

(a)	The proposed Repayment Date of the Revolving Loan:

(i)	is a Business Day;

(ii)	is at least one Business Day and not more than 30 days after the Utilisation Date of the Loan, subject to Clause 11.1 (Interest Periods for Revolving Loans) in respect of a RFR Revolving Loan;

(iii)	is not later than the Termination Date; and

(iv)	(where that Loan is to be applied in repayment or prepayment of another Loan) is not more than 30 days after the Utilisation Date of the Loan being repaid or prepaid (or, if earlier, the Utilisation Date of any earlier Loan repaid or prepaid (directly or indirectly through one or more subsequent Loans) with the proceeds of the Loan being repaid or prepaid), or, in each case, as otherwise agreed between the Company and the Facility Agent (acting on the instructions of all the Lenders).

(b)	The currency specified in a Utilisation Request for a Revolving Loan must be the Base Currency or an Optional Currency applicable for that Facility.

(c)	The amount of the proposed Revolving Loan must be:

(i)	if the currency selected is the Base Currency, a minimum of €5,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Revolving Loan; or

(ii)	if the currency selected is sterling, a minimum of £5,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Revolving Loan; or

(iii)	if the currency selected is U.S. dollars, a minimum of U.S.$5,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Revolving Loan; or

(iv)	if the currency selected is Danish Krone a minimum of DKK35,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Revolving Loan; or

(v)	if the currency selected is Norwegian Krone a minimum of NOK50,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Revolving Loan; or

(vi)	if the currency selected is Swedish Krona a minimum of SEK50,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Revolving Loan; or

(vii)	if the currency selected is Swiss Francs a minimum of CHF5,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Revolving Loan; or

(viii)	if the currency selected is an Optional Currency other than sterling, U.S. dollars, Danish Krone, Norwegian Krone, Swedish Krona or Swiss Francs, the minimum amount (and, if required, integral multiple) specified by the relevant Agent pursuant to paragraph (b)(ii) of Clause 4.3 (Conditions relating to Optional Currencies) or, if less, the Available Facility in relation to the Facility applicable to that Revolving Loan; and

(ix)	in any event, such that its Base Currency Amount is less than or equal to the Available Facility in relation to the Facility applicable to that Revolving Loan.

5.4	Lenders' participation in Revolving Loans

(a)	If the conditions set out in this Agreement have been met, and subject to Clause 8.1 (Repayment of Revolving Loans), each Revolving Lender in relation to the applicable Facility shall make its participation in each Revolving Loan available to the Facility Agent by the applicable Specified Time on the Utilisation Date through its Facility Office.

(b)	The amount of each Lender's participation in each Loan will, in relation to the applicable Facility, be equal to the proportion borne by its Available Commitment in relation to that Facility to the Available Facility in relation to that Facility immediately prior to making the Loan.

(c)	The Facility Agent shall determine the Base Currency Amount of each Revolving Loan which is to be made in an Optional Currency and shall notify each relevant Revolving Lender of the amount, the currency and the Base Currency Amount of each Revolving Loan, the amount of its participation in that Loan and, if different, the amount of that participation to be made available in cash, in each case by the applicable Specified Time.

5.5	Cancellation of Revolving Facility Commitments

The Revolving Facility Commitments which, at that time, are unutilised (taking into account a utilisation of a Revolving Facility by way of a Swingline Loan) shall be immediately cancelled at the end of the Availability Period.

6.	Utilisation – Swingline Loans

6.1	Delivery of a Utilisation Request for Swingline Loans

(a)	The Company may utilise a Swingline Facility by delivery of a duly completed Utilisation Request:

(i)	(in the case of a U.S. Dollar Swingline Loan) to the U.S. Dollar Swingline Agent at the address notified by the U.S. Dollar Swingline Agent for this purpose;

(ii)	(in the case of a Euro Swingline Loan or a Sterling Swingline Loan or any Optional Currency Swingline Loan) to the €/£ Swingline Agent at the address notified by the €/£ Swingline Agent for this purpose;

(iii)	(in the case of a Swiss Francs Swingline Loan) to the Swiss Francs Swingline Agent at the address notified by the Swiss Francs Swingline Agent for this purpose;

(iv)	(in the case of a Danish Krone/Norwegian Krone/Swedish Krona Swingline Loan (other than a Danish Krone/Norwegian Krone/Swedish Krona Swingline Loan in respect of Swingline Facility F) to the Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent at the address notified by the Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent for this purpose; and

(v)	(in the case of a Swingline Facility F Nordic Loan) to the Facility F Swingline Agent at the address notified by the Facility F Swingline Agent for this purpose,

in each case, not later than the applicable Specified Time.

(b)	The Company shall send a copy of each Utilisation Request under a Swingline Facility to the Facility Agent and the Security Agent.

6.2	Completion of a Utilisation Request for Swingline Loans

(a)	Each Utilisation Request for a Swingline Loan is irrevocable and will not be regarded as having been duly completed unless:

(i)	it identifies the Swingline Facility to be utilised;

(ii)	it specifies that it is for a U.S. Dollar Swingline Loan, a Euro Swingline Loan, a Sterling Swingline Loan, a Danish Krone Swingline Loan, a Norwegian Krone Swingline Loan, a Swedish Krona Swingline Loan, a Swiss Francs Swingline Loan, a Swingline Facility F Loan or an Optional Currency Swingline Loan;

(iii)	the proposed Utilisation Date is a Swingline Business Day within the Availability Period;

(iv)	the proposed Repayment Date complies with Clause 6.3 (Term, currency and amount);

(v)	the term, currency and amount of the Utilisation comply with Clause 6.3 (Term, currency and amount);

(vi)	the proposed Interest Period complies with Clause 11.2 (Interest Periods for Swingline Loans); and

(vii)	it specifies the Company’s account and bank (which must be in the principal financial centre of the country of the currency of the Utilisation or, in the case of euro, the principal financial centre of a Participating Member State in which banks are open for general business on that day or London or, in the case of a U.S. Dollar Swingline Loan only, must be located in New York) to which the proceeds of the Utilisation are to be credited.

(b)	Only one Loan may be requested in each Utilisation Request.

6.3	Term, currency and amount

(a)	The proposed Repayment Date of the Swingline Loan:

(i)	is a Swingline Business Day;

(ii)	is at least one day, and not more than five Swingline Business Days, after the proposed Utilisation Date; and

(iii)	is not later than the Termination Date.

(b)	The currency specified in a Utilisation Request for a Swingline Loan must be the Base Currency or an Optional Currency applicable to that Facility.

(c)	The amount of the proposed Swingline Loan must be:

(i)	in the case of a Euro Swingline Loan, a minimum of €5,000,000 or, if less, the Available Swingline Facility; or

(ii)	in the case of a Sterling Swingline Loan, a minimum of £5,000,000 or, if less, the Available Swingline Facility; or

(iii)	in the case of a U.S. Dollar Swingline Loan, a minimum of U.S.$5,000,000 or, if less, the Available Swingline Facility; or

(iv)	in the case of a Danish Krone Swingline Loan, a minimum of DKK5,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Swingline Loan; or

(v)	in the case of a Norwegian Krone Swingline Loan, a minimum of NOK5,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Swingline Loan; or

(vi)	in the case of a Swedish Krona Swingline Loan, a minimum of SEK5,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Swingline Loan Facility; or

(vii)	in the case of a Swiss Francs Swingline Loan, a minimum of CHF5,000,000 or, if less, the Available Facility in relation to the Facility applicable to that Swingline Loan; or

(viii)	if the currency selected is an Optional Currency Swingline Loan, the minimum amount specified by the relevant Agent pursuant to paragraph (b)(ii) of Clause 4.3 (Conditions relating to Optional Currencies) or, if less, the Available Swingline Facility applicable to that Swingline Facility; and

(ix)	in any event, such that its Base Currency Amount is less than or equal to the Available Swingline Facility applicable to that Swingline Facility.

6.4	Lenders' participation in Swingline Loans

(a)	If the conditions set out in this Agreement have been met, each Swingline Lender shall make its participation in each Swingline Loan available by the applicable Specified Time on the Utilisation Date:

(i)	(in the case of a U.S. Dollar Swingline Loan) to the U.S. Dollar Swingline Agent through that Swingline Lender's Facility Office in New York City or through its or an Affiliate's Facility Office as notified to the U.S. Dollar Swingline Agent in writing from time to time;

(ii)	(in the case of a Euro Swingline Loan or a Sterling Swingline Loan or an Optional Currency Swingline Loan) to the €/£ Swingline Agent through that Swingline Lender's Facility Office in London or through its or an Affiliate's Facility Office as notified to the €/£ Swingline Agent in writing from time to time;

(iii)	(in the case of a Swiss Francs Swingline Loan) to the Swiss Francs Swingline Agent through that Swingline Lender’s Facility Office in London or through its or an Affiliate's Facility Office as notified to the Swiss Francs Swingline Agent in writing from time to time;

(iv)	(in the case of a Danish Krone Swingline Loan, a Norwegian Krone Swingline Loan or a Swedish Krona Swingline Loan (other than a Danish Krone Swingline Loan, a Norwegian Krone Swingline Loan or a Swedish Krona Swingline Loan in respect of Swingline Facility F) to the Danish Krone/ Norwegian Krone/Swedish Krona Swingline Agent through that Swingline Lender's Facility Office in London or through its or an Affiliate's Facility Office as notified to the Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent in writing from time to time; and

(v)	(in the case of a Swingline Facility F Nordic Loan) to the Facility F Swingline Agent through that Swingline Lender’s Facility Office in Stockholm or through its or an Affiliate’s Facility Office as notified to the Facility F Swingline Agent in writing from time to time.

(b)	The Swingline Lenders will only be obliged to comply with paragraph (a) above if:

(i)	on the date of the Utilisation Request, the Company has delivered:

(A)	a Required Value Notice; and

(B)	a CSV Collateral File,

in each case, in accordance with paragraph 6 (Required Value Notice and CSV Collateral File) of Part I of Schedule 6 (Borrowing Base); and

(ii)	on the date of the Utilisation Request and on the proposed Utilisation Date:

(A)	no Default is continuing or would result from the proposed Utilisation; and

(B)	the Repeating Representations to be made by each Obligor are true in all material respects; and

(iii)	on the proposed Utilisation Date the Collateral Monitor has delivered to the Security Agent and the Facility Agent and the relevant Swingline Agent a Collateral Report pursuant to and in accordance with paragraph 7 (Utilisation Date disbursement procedures – Revolving Loans and Swingline Loans) of Part I of Schedule 6 (Borrowing Base); and

(iv)	where a Lender has made its participation in a Swingline Loan available to the relevant Agent, that Agent will only be obliged to make that participation available to the Company if the Company has transferred Eligible Collateral to the extent and in the manner required under and in accordance with paragraph 7 (Utilisation Date disbursement procedures – Revolving Loans and Swingline Loans) of Part I of Schedule 6 (Borrowing Base) and the Company has otherwise complied with the provisions set out in Schedule 6 (Borrowing Base).

(c)	The amount of each Swingline Lender's participation in each Swingline Loan will in relation to the applicable Swingline Facility, be equal to the proportion borne by its Available Commitment under that Swingline Facility to the Available Swingline Facility in relation to that Swingline Facility immediately prior to making the Swingline Loan, adjusted to take account of any limit applying under Clause 6.5 (Relationship with a Revolving Facility).

(d)	The U.S. Dollar Swingline Agent shall determine the Base Currency Amount of each U.S. Dollar Swingline Loan and shall notify each Swingline Lender of the amount, currency and the Base Currency Amount of each U.S. Dollar Swingline Loan and the amount of its participation in that Swingline Loan, in each case by the applicable Specified Time.

(e)	The €/£ Swingline Agent shall determine the Base Currency Amount of each Sterling Swingline Loan, Euro Swingline Loan and Optional Currency Swingline Loan and shall notify each Swingline Lender of the amount, currency and the Base Currency Amount of each Sterling Swingline Loan, Euro Swingline Loan and Optional Currency Swingline Loan and the amount of its participation in that Swingline Loan, in each case by the applicable Specified Time.

(f)	The Swiss Francs Swingline Agent shall determine the Base Currency Amount of each Swiss Francs Swingline Loan and shall notify each Swingline Lender of the amount, currency and the Base Currency Amount of each Swiss Francs Swingline Loan and the amount of its participation in that Swingline Loan, in each case by the applicable Specified Time.

(g)	The Danish Krone/Norwegian Krone/Swedish Krona/Swiss Francs Swingline Agent shall determine the Base Currency Amount of each Danish Krone Swingline Loan/Norwegian Krone Swingline Loan/Swedish Krona Swingline Loan and shall notify each Swingline Lender of the amount, currency and the Base Currency Amount of each Danish Krone Swingline Loan/Norwegian Krone Swingline Loan/Swedish Krona Swingline Loan and the amount of its participation in that Swingline Loan, in each case by the applicable Specified Time.

(h)	The Facility F Swingline Agent shall determine the Base Currency Amount of each Swingline Facility F Nordic Loan and shall notify each Swingline Lender of the amount, currency and the Base Currency Amount of each Swingline Facility F Nordic Loan and the amount of its participation in that Swingline Facility F Nordic Loan, in each case by the applicable Specified Time.

6.5	Relationship with a Revolving Facility

(a)	This Clause 6.5 applies when a Swingline Loan is outstanding or is to be borrowed.

(b)	A Revolving Facility may be used by way of a Swingline Loan. Each of the Swingline Facility A, Swingline Facility B, Swingline Facility C, Swingline Facility D, Swingline Facility E or Swingline Facility F is not independent of a Revolving Facility A, Revolving Facility B, Revolving Facility C, Revolving Facility D, Revolving Facility E or Revolving Facility F (as applicable).

(c)	Notwithstanding any other term of this Agreement, in relation to each Facility, a Lender under that Facility is only obliged to participate in a Revolving Loan or a Swingline Loan in relation to that Facility to the extent that it would not result in the aggregate Base Currency Amount of its participation and that of the Related Lender (if any) of that Lender in the Revolving Loans and the Swingline Loans in relation to that Facility exceeding its Overall Commitment in relation to that Facility.

6.6	Cancellation of Swingline Commitments

The Swingline Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period.

6.7	Swingline Agents

(a)	Each Swingline Agent may perform its duties in respect of the relevant Swingline Facility through an Affiliate acting as its agent.

(b)	Notwithstanding any other term of this Agreement and without limiting the liability of any Obligor under the Finance Documents:

(i)	each Lender shall (in proportion to its share of the Total Revolving Facility Commitments or, if the Total Revolving Facility Commitments are then zero, to its share of the Total Revolving Facility Commitments immediately prior to their reduction to zero) pay to or indemnify the €/£ Swingline Agent, within three Business Days of demand, for or against any cost, loss or liability (including, without limitation, for negligence or any other category of loss whatsoever) incurred by that €/£ Swingline Agent or its Affiliate (other than by reason of that €/£ Swingline Agent's or its Affiliate's gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to payment systems etc.) notwithstanding that €/£ Swingline Agent’s or its Affiliate’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of that €/£ Swingline Agent or its Affiliate in acting as a €/£ Swingline Agent under the Finance Documents (unless that €/£ Swingline Agent or its Affiliate has been reimbursed by an Obligor pursuant to a Finance Document);

(ii)	each Revolving Facility B Lender shall (in proportion to its share of the Total Revolving Facility B Commitments or, if the Total Revolving Facility B Commitments are then zero, to its share of the Total Revolving Facility B Commitments immediately prior to their reduction to zero) pay to or indemnify the U.S. Dollar/Swiss Francs Swingline Agent (as applicable), within three Business Days of demand, for or against any cost, loss or liability (including, without limitation, for negligence or any other category of loss whatsoever) incurred by that U.S. Dollar/Swiss Francs Swingline Agent (as applicable) or its Affiliates (other than by reason of that U.S. Dollar/Swiss Francs Swingline Agent's (as applicable) or its Affiliate's gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to payment systems etc.) notwithstanding that U.S. Dollar/Swiss Francs Swingline Agent’s (as applicable) or its Affiliate’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of that U.S. Dollar/Swiss Francs Swingline Agent (as applicable) or its Affiliate in acting as a U.S. Dollar/Swiss Francs Swingline Agent (as applicable) under the Finance Documents (unless that U.S. Dollar/Swiss Francs Swingline Agent (as applicable) or its Affiliate has been reimbursed by an Obligor pursuant to a Finance Document);

(iii)	each Revolving Facility C Lender shall (in proportion to its share of the Total Revolving Facility C Commitments or, if the Total Revolving Facility C Commitments are then zero, to its share of the Total Revolving Facility C Commitments immediately prior to their reduction to zero) pay to or indemnify the Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent (as applicable), within three Business Days of demand, for or against any cost, loss or liability (including, without limitation, for negligence or any other category of loss whatsoever) incurred by that Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent (as applicable) or its Affiliate (other than by reason of that Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent’s (as applicable) or its respective Affiliate's gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to payment systems etc.) notwithstanding that Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent’s (as applicable) or its Affiliate’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of that Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent (as applicable) or its Affiliate in acting as a Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent (as applicable) under the Finance Documents (unless that Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent (as applicable) or its Affiliate has been reimbursed by an Obligor pursuant to a Finance Document);

(iv)	each Revolving Facility D Lender shall (in proportion to its share of the Total Revolving Facility D Commitments or, if the Total Revolving Facility D Commitments are then zero, to its share of the Total Revolving Facility D Commitments immediately prior to their reduction to zero) pay to or indemnify the U.S. Dollar Swingline Agent, within three Business Days of demand, for or against any cost, loss or liability (including, without limitation, for negligence or any other category of loss whatsoever) incurred by that U.S. Dollar Swingline Agent or its Affiliate (other than by reason of that U.S. Dollar Swingline Agent’s or its respective Affiliate's gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to payment systems etc.) notwithstanding that U.S. Dollar Swingline Agent’s or its Affiliate’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of that U.S. Dollar Swingline Agent, or its Affiliate in acting as a U.S. Dollar Swingline Agent under the Finance Documents (unless that U.S. Dollar Swingline Agent or its Affiliate have been reimbursed by an Obligor pursuant to a Finance Document);

(v)	each Revolving Facility E Lender shall (in proportion to its share of the Total Revolving Facility E Commitments or, if the Total Revolving Facility E Commitments are then zero, to its share of the Total Revolving Facility E Commitments immediately prior to their reduction to zero) pay to or indemnify the U.S. Dollar/Swiss Francs Swingline Agent (as applicable), within three Business Days of demand, for or against any cost, loss or liability (including, without limitation, for negligence or any other category of loss whatsoever) incurred by that U.S. Dollar/Swiss Francs Swingline Agent (as applicable) or its Affiliate (other than by reason of that U.S. Dollar/Swiss Francs Swingline Agent's (as applicable) or its Affiliate's gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to payment systems etc.) notwithstanding that U.S. Dollar/Swiss Francs Swingline Agent’s (as applicable) or its Affiliate’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of that U.S. Dollar/Swiss Francs Swingline Agent (as applicable) or its Affiliate in acting as a U.S. Dollar/Swiss Francs Swingline Agent (as applicable) under the Finance Documents (unless that U.S. Dollar/Swiss Francs Swingline Agent (as applicable) or its Affiliate has been reimbursed by an Obligor pursuant to a Finance Document); and

(vi)	the Revolving Facility F Lender shall (in proportion to its share of the Total Revolving Facility F Commitments or, if the Total Revolving Facility F Commitments are then zero, to its share of the Total Revolving Facility F Commitments immediately prior to their reduction to zero) pay to or indemnify the €/£ Swingline Agent or the Facility F Swingline Agent (as applicable) within three Business Days of demand, for or against any cost, loss or liability (including, without limitation, for negligence or any other category of loss whatsoever) incurred by the €/£ Swingline Agent or Facility F Swingline Agent (as applicable) or its Affiliate (other than by reason of the €/£ Swingline Agent’s or the Facility F Swingline Agent’s (as applicable) or its Affiliate's gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to payment systems etc.) notwithstanding that the €/£ Swingline Agent’s or the Facility F Swingline Agent’s (as applicable) or its Affiliate’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of that the €/£ Swingline Agent or the Facility F Swingline Agent (as applicable) or its Affiliate in acting as the €/£ Swingline Agent or the Facility F Swingline Agent (as applicable) under the Finance Documents (unless the €/£ Swingline Agent or the Facility F Swingline Agent (as applicable) or its Affiliate has been reimbursed by an Obligor pursuant to a Finance Document).

7.	Optional Currencies

7.1	Selection of currency

The Company shall select the currency of a Loan in a Utilisation Request.

7.2	Unavailability of a currency

If before the applicable Specified Time, a Lender notifies the Facility Agent, or in the case of a Swingline Loan, the relevant Swingline Agent that compliance with its obligation to participate in a Loan in the proposed Optional Currency would contravene a law or regulation applicable to it, the Facility Agent, or in the case of a Swingline Loan, the relevant Swingline Agent will give notice to the Company to that effect by the applicable Specified Time. In this event, any Lender that gives notice pursuant to this Clause 7.2 will be required to participate in the Loan in the Base Currency (in an amount equal to that Lender's proportion of the Base Currency Amount or, in respect of a Rollover Loan, an amount equal to that Lender's proportion of the Base Currency Amount of the Rollover Loan that is due to be made) and its participation will be treated as a separate Loan denominated in the Base Currency during that Interest Period.

7.3	Participation in a Loan

Each Lender's participation in a Loan will be determined in accordance with paragraph (b) of Clause 5.4 (Lenders' participation in Revolving Loans) or paragraph (c) of Clause 6.4 (Lenders' participation in Swingline Loans) (as applicable).

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

8.	Repayment

8.1	Repayment of Revolving Loans

(a)	The Company shall repay each Revolving Loan on its Repayment Date.

(b)	Without prejudice to the Company's obligation under paragraph (a) above, if in relation to a Revolving Facility one or more Revolving Loans are to be made available to the Company under that Revolving Facility:

(i)	on the same day that a maturing Revolving Loan under that Revolving Facility is due to be repaid by the Company;

(ii)	in the same currency as the maturing Revolving Loan (unless it arose as a result of the operation of Clause 7.2 (Unavailability of a currency)); and

(iii)	in whole or in part, for the purpose of refinancing the maturing Revolving Loan, the aggregate amount of the new Revolving Loan(s) shall, unless the Company notifies the Facility Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the maturing Revolving Loan so that:

(A)	if the amount of the maturing Revolving Loan exceeds the aggregate amount of the new Revolving Loan(s):

(1)	the Company will only be required to make a payment under Clause 32.1 (Payments to the Agents) in an amount in the relevant currency equal to that excess; and

(2)	each applicable Lender's participation in the new Revolving Loan(s) shall be treated as having been made available and applied by the Company in or towards repayment of that Lender's participation in the maturing Revolving Loan and that Lender will not be required to make a payment under Clause 32.1 (Payments to the Agents) in respect of its participation in the new Revolving Loan(s); and

(B)	if the amount of the maturing Revolving Loan is equal to or less than the aggregate amount of the new Revolving Loan(s):

(1)	the Company will not be required to make a payment under Clause 32.1 (Payments to the Agents); and

(2)	each applicable Lender will be required to make a payment under Clause 32.1 (Payments to the Agents) in respect of its participation in the new Revolving Loan(s) only to the extent that its participation in the new Revolving Loan(s) exceeds that Lender's participation in the maturing Revolving Loan and the remainder of that Lender's participation in the new Revolving Loan(s) shall be treated as having been made available and applied by the Company in or towards repayment of that Lender's participation in the maturing Revolving Loan.

8.2	Repayment of Swingline Loans

The Company shall repay each Swingline Loan on its Repayment Date.

9.	Prepayment and cancellation

9.1	Illegality

If, in any applicable jurisdiction, it becomes unlawful for any Lender or Related Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan:

(a)	that Lender or Related Lender shall promptly notify the Facility Agent upon becoming aware of that event;

(b)	upon the Facility Agent notifying the Company, each Available Commitment of that Lender or Related Lender together with any Affiliated Lender or Related Lender, will be immediately cancelled (to the greatest extent possible which does not result in that Lender and/or Related Lender failing to meet the requirement set out in paragraph (f) of Clause 26.3 (Other conditions of assignment or transfer)); and

(c)	to the extent that the Lender's and/or Related Lender’s participation has not been transferred pursuant to paragraph (d) of Clause 9.6 (Right of replacement or repayment and cancellation in relation to a single Lender), the Company shall repay that Lender's and/or Related Lender’s participation in the Loans on the last day of the Interest Period for each Loan occurring after the Facility Agent has notified the Company or, if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender's and/or Related Lender’s corresponding Commitment(s) shall be immediately cancelled in the amount of the participations repaid.

9.2	Change of control and Cboe Merger Event

(a)	If:

(i)	any person or group of persons acting in concert gains control of the Guarantor;

(ii)	the Company ceases to be a wholly owned Subsidiary of the Guarantor; or

(iii)	a Cboe Merger Event occurs,

then:

(A)	the Company shall promptly notify the Facility Agent upon becoming aware of that event;

(B)	a Lender shall not be obliged to fund a Utilisation (except for a Rollover Loan); and

(C)	if a Lender so requires and notifies the Facility Agent, the Facility Agent shall, by no less than 60 days' notice to the Company, cancel the Commitment of that Lender and its Related Lender (if any) and declare the participation of that Lender and of any such Related Lender in all outstanding Loans, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Commitment of that Lender and of any such Related Lender will be cancelled and all such outstanding amounts will become immediately due and payable.

(b)	For the purpose of paragraph (a) above, "control" means the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to cast, or control the casting of, more than 50 per cent. of the maximum number of votes that may be cast at a general meeting of the Guarantor.

(c)	For the purpose of paragraph (a) above, "acting in concert" has the meaning given to it in the City Code on Takeovers and Mergers.

9.3	Mandatory prepayment – Collateral shortfall

The Company shall (unless it elects to transfer additional Eligible Collateral into the Collateral Account(s) pursuant to paragraph 10(a) of Part I of Schedule 6 (Borrowing Base)) prepay Loan(s) at the times and in the amounts specified in paragraph 9 of Part I of Schedule 6 (Borrowing Base).

9.4	Voluntary cancellation

(a)	The Company may, if it gives the Facility Agent not less than three Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of €5,000,000) of an Available Facility under a Revolving Facility. Any cancellation under this Clause 9.4 shall reduce the Revolving Facility Commitments of the Lenders rateably under that Facility.

(b)	Upon the whole or part of the Revolving Facility Commitment of a Revolving Lender being cancelled in accordance with paragraph (a) above, the applicable Swingline Commitment of that Lender (or, if it does not have a Swingline Commitment, the Swingline Commitment of its Related Lender under that Facility) will be reduced by the same amount.

(c)	The Facility Agent may not make a cancellation pursuant to paragraph (a) above to the extent that that cancellation would result in a Lender (or its Related Lender, if any) failing to meet the requirement set out in paragraph (f) of Clause 26.3 (Other conditions of assignment or transfer).

(d)	At any time (following completion of the acquisition of the Company by the Guarantor) if and while the Company is not a wholly owned Subsidiary of the Guarantor, the Guarantor may, if it gives the Facility Agent not less than three Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the Total Commitments. On the date specified in the relevant cancellation notice, the Total Commitments will be cancelled in full and all outstanding Loans, together with accrued interest, and all other amounts accrued under the Finance Documents will become immediately due and payable.

9.5	Voluntary prepayment of Loans

(a)	The Company may, if it gives the Facility Agent not less than:

(i)	in the case of a Term Rate Revolving Loan, three Business Days' (or such shorter period as the Majority Lenders may agree) prior notice; or

(ii)	in the case of an RFR Revolving Loan, three Business Days’ (or such shorter period as the Majority Lenders and the Facility Agent may agree) prior notice, provided that, unless such prepayment is made at the end of an Interest Period and subject to paragraph (c) below, the Company makes no more than two voluntary prepayments in part of an RFR Revolving Loan in each 12-month period, prepay the whole or any part of a Revolving Loan (but if in part, being an amount that reduces the Base Currency Amount of the Loan by a minimum amount of €5,000,000).

(b)	The Company may, if it gives prior notice to (in the case of a U.S. Dollar Swingline Loan) the U.S. Dollar Swingline Agent or (in the case of a Euro Swingline Loan or a Sterling Swingline Loan) the €/£ Swingline Agent or (in the case of a Swiss Francs Swingline Loan) the Swiss Francs Swingline Agent or (in the case of a Danish Krone Swingline Loan/Norwegian Krone Swingline Loan/Swedish Krona Swingline Loan (other than a Danish Krone Swingline Loan/Norwegian Krone Swingline Loan/Swedish Krona Swingline Loan in respect of Swingline Facility F) the Danish Krone/Norwegian Krone/Swedish Krona/ Swingline Agent or (in the case of a Swingline Facility F Nordic Loan) the Facility F Swingline Agent by no later than 12:00 noon on the date of prepayment, prepay the whole or any part of a Swingline Loan (but if in part, being an amount that reduces the Base Currency Amount of the Loan by a minimum amount of €5,000,000), provided that, unless such prepayment is made at the end of an Interest Period and subject to paragraph (c) below, the Company makes no more than two voluntary prepayments in part of any Sterling Swingline Loan or Swiss Francs Swingline Loan in each 12-month period.

(c)	Any partial prepayment of an RFR Revolving Loan, a Sterling Swingline Loan or a Swiss Francs Swingline Loan made in accordance with this Clause 9.5 on a day which is not the last day of an Interest Period shall be made together with a prepayment fee in the amount of U.S.$3,000 by the Company to the relevant Agent.

9.6	Right of replacement or repayment and cancellation in relation to a single Lender

(a)	If:

(i)	any sum payable to any Lender by an Obligor is required to be increased under paragraph (c) of Clause 14.2 (Tax gross-up); or

(ii)	any Lender claims indemnification from the Company under Clause 14.3 (Tax indemnity) or Clause 15.1 (Increased costs),

the Company may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the Facility Agent notice of cancellation of all of the Commitment(s) of that Lender (and its Related Lender, if any) and its intention to procure the repayment of that Lender's (and that of its Related Lender, if any) participation in the Loans or give the Facility Agent notice of its intention to replace that Lender (and its Related Lender, if any) in accordance with paragraph (d) below.

(b)	On receipt of a notice of cancellation referred to in paragraph (a) above, the Commitment(s) of that Lender (and its Related Lender, if any) shall immediately be reduced to zero.

(c)	On the last day of each Interest Period which ends after the Company has given notice of cancellation under paragraph (a) above (or, if earlier, the date specified by the Company in that notice), the Company shall repay the participation in each Loan of that Lender (and its Related Lender, if any).

(d)	If:

(i)	any of the circumstances set out in paragraph (a) above apply to a Lender; or

(ii)	an Obligor becomes obliged to pay any amount in accordance with Clause 9.1 (Illegality) to any Lender,

the Company may, on five Business Days' prior notice to the Facility Agent and that Lender, replace that Lender (and its Related Lender, if any) by requiring that Lender (and its Related Lender, if any) to (and, to the extent permitted by law, that Lender (and its Related Lender, if any) shall) transfer, conditional on receipt of the purchase price referred to below, pursuant to Clause 26 (Changes to the Lenders), all (and not part only) of its rights and obligations under this Agreement to an Eligible Institution which confirms its willingness to assume and does assume all the obligations of the transferring Lender (and its Related Lender, if any) under each Facility in accordance with Clause 26 (Changes to the Lenders) for a purchase price in cash payable at the time of the transfer in an amount equal to the outstanding principal amount of such Lender's (and that of its Related Lender, if any) participation in the outstanding Loans and all accrued interest (to the extent that the Facility Agent has not given a notification under Clause 26.10 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents.

(e)	The replacement of a Lender pursuant to paragraph (d) above shall be subject to the following conditions:

(i)	the Company shall have no right to replace an Agent or the Security Agent;

(ii)	neither an Agent, Security Agent nor any Lender shall have any obligation to find a replacement Lender;

(iii)	in no event shall a Lender replaced under paragraph (d) above be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents;

(iv)	a Lender (and its Related Lender, if any) shall only be obliged to transfer its rights and obligations pursuant to paragraph (d) above once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer; and

(v)	a Lender shall not be obliged to transfer its rights and obligations pursuant to paragraph (d) above to the extent that the transfer would result in that Lender (or its Related Lender, if any) failing to meet the requirements set out in paragraph (f) of Clause 26.3 (Other conditions of assignment or transfer).

(f)	A Lender (and its Related Lender, if any) shall perform the checks described in paragraph (e)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (d) above and in any event within 10 Business Days after the transferring Lender(s) receive all information and documents reasonably requested by the transferring Lender(s) to perform those checks and shall notify the Facility Agent and the Company when it is satisfied that it has complied with those checks.

(g)

(i)	If any Lender becomes a Defaulting Lender, the Company may, at any time whilst the Lender continues to be a Defaulting Lender, give the Facility Agent three Business Days' notice of cancellation of each Available Commitment of that Lender.

(ii)	On the notice referred to in paragraph (i) above becoming effective, each Available Commitment of the Defaulting Lender shall (other than as set out in paragraph (iv) below) immediately be reduced to zero.

(iii)	The Facility Agent shall, as soon as practicable after receipt of a notice referred to in paragraph (i) above, notify all the Lenders.

(iv)	That Lender’s Available Commitment relating to each Revolving Facility shall immediately be reduced to the lowest amount possible which does not result in that Lender (or its Related Lender, if any) failing to meet the requirement set out in paragraph (f) of Clause 26.3 (Other conditions of assignment or transfer).

9.7	Restrictions

(a)	Any notice of cancellation or prepayment given by any Party under this Clause 9 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)	Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs (if any) or any prepayment fees set out in this Agreement, without premium or penalty.

(c)	Unless a contrary indication appears in this Agreement, any part of a Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement.

(d)	The Company shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	Subject to Clause 2.2 (Increase) and Clause 2.3 (Increase – Accordion Option), no amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Facility Agent receives a notice under this Clause 9 it shall promptly forward a copy of that notice to either the Company or the affected Lender, as appropriate.

(g)	If all or part of any Lender's participation in a Loan under a Facility is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further conditions precedent)), an amount of that Lender's Commitment (equal to the Base Currency Amount of the amount of the participation which is repaid or prepaid) in respect of that Facility will be deemed to be cancelled on the date of repayment or prepayment.

(h)	The Company shall not cancel or reduce all or any part of a Lender's Revolving Facility Commitment unless it, at the same time, rateably cancels the applicable Swingline Commitment (if any) of that Lender or of any Related Lender of that Lender.

9.8	Application of prepayments

Any prepayment of a Loan pursuant to Clause 9.5 (Voluntary prepayment of Loans) shall be applied pro rata to each Lender's participation in that Loan.

SECTION 5

COSTS OF UTILISATION

10.	Interest

10.1	Calculation of interest on Term Rate Revolving Loans

The rate of interest on each Term Rate Revolving Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	Margin; and

(b)	the relevant Revolving Loan Term Rate.

10.2	Calculation of interest on RFR Revolving Loans

(b)	The rate of interest on each RFR Revolving Loan for any day during an Interest Period is the percentage rate per annum which is the aggregate of:

(i)	the Margin; and

(ii)	the relevant Revolving Loan RFR Rate for that day.

(c)	If any day during an Interest Period for an RFR Revolving Loan is not an RFR Banking Day, the rate of interest on that RFR Revolving Loan for that day will be the rate applicable to the immediately preceding RFR Banking Day.

10.3	Calculation of interest on Swingline Loans

The rate of interest on each Swingline Loan for any day during an Interest Period is the percentage rate per annum which is the aggregate of:

(a)	the Margin; and

(b)	the relevant Swingline Rate for that day or, in relation to a Euro Swingline Loan, Sterling Swingline Loan and Swiss Francs Swingline Loan, the relevant Swingline Rate for the Swingline Business Day immediately preceding that day.

10.4	Payment of interest on Revolving Loans

The Company shall pay accrued interest on each Revolving Loan on the last day of each Interest Period for that Loan.

10.5	Payment of interest on Swingline Loans

The Company shall pay accrued interest on each Swingline Loan on the last day of its Interest Period.

10.6	Default interest

(a)	If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is the sum of 2 per cent. and the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Revolving Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Facility Agent (acting reasonably). Any interest accruing under this Clause 10.6 shall be immediately payable by the Obligor on demand by the Facility Agent.

(b)	If any overdue amount consists of all or part of a Loan other than an RFR Revolving Loan and which became due on a day which was not the last day of an Interest Period relating to that Loan:

(i)	the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)	the rate of interest applying to the overdue amount during that first Interest Period shall be the sum of 2 per cent. and the rate which would have applied if the overdue amount had not become due.

(c)	Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

10.7	Notifications

(a)	The Facility Agent shall promptly notify the relevant Revolving Lenders and the Company of the determination of a rate of interest under this Agreement in relation to a Revolving Loan (other than an RFR Revolving Loan), an Unpaid Sum or any other amount (other than a Swingline Loan). The relevant Agent shall promptly notify the Company of each Funding Rate relating to a Loan.

(b)	The €/£ Swingline Agent shall promptly notify the relevant Swingline Lenders and the Company of the determination of the rate of interest under this Agreement in relation to a Euro Swingline Loan.

(c)	The U.S. Dollar Swingline Agent shall promptly notify the relevant Swingline Lenders and the Company of the determination of the rate of interest under this Agreement in relation to a U.S. Dollar Swingline Loan.

(d)	The Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent shall promptly notify the Swingline Facility C Lenders and the Company of the determination of the rate of interest under this Agreement in relation to a Danish Krone Swingline Loan, Norwegian Krone Swingline Loan, or a Swedish Krona Swingline Loan, as applicable.

(e)	The Facility F Swingline Agent shall promptly notify the Swingline Facility F Lender and the Company of the determination of the rate of interest under this Agreement in relation to a Swingline Facility F Nordic Loan.

(f)	The Facility Agent shall promptly upon an RFR Interest Payment being determinable for an RFR Revolving Loan notify:

(i)	the Company of that RFR Interest Payment;

(ii)	each relevant Lender of the proportion of that RFR Interest Payment which relates to that Lender's participation in the relevant RFR Revolving Loan; and

(iii)	the relevant Lenders and the Company of:

(A)	each applicable rate of interest relating to the determination of that RFR Interest Payment; and

(B)	to the extent it is then determinable, the Market Disruption Rate (if any) relating to the relevant RFR Revolving Loan, provided that, for the avoidance of doubt, the Facility Agent shall have no obligation to notify any Party of a Market Disruption Rate on or prior to the relevant Reporting Day and the Facility Agent shall not be responsible or liable for any damages, costs or losses whatsoever as a result of providing any Market Disruption Rate.

(g)	The relevant Agent shall promptly notify the relevant Lenders and the Company of the determination of a rate of interest to which Clause 12.3 (Cost of funds – Revolving Loans) or Clause 12.5 (Cost of funds – Swingline Loans), as applicable, applies.

(h)	This Clause 10.7 shall not require any Agent to make any notification to any Party on a day which is not a Business Day.

11.	Interest Periods

11.1	Interest Periods for Revolving Loans

(a)	The Interest Period for a Revolving Loan begins on the Utilisation Date of that Loan and ends on the Repayment Date of that Loan or any other period agreed between the Company and the Facility Agent (acting on the instructions of all the Lenders).

(b)	A Revolving Loan has one Interest Period only.

(c)	In respect of a RFR Revolving Loan, the Interest Period shall be one Month.

11.2	Interest Periods for Swingline Loans

(a)	The Interest Period of a Swingline Loan begins on the Utilisation Date of that Loan and ends on the Repayment Date of that Loan.

(b)	A Swingline Loan has one Interest Period only.

11.3	Non-Business Days

(a)	If an Interest Period would otherwise end on a day which:

(i)	(in the case of a Term Rate Revolving Loan and other than where paragraph (b) below applies) is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not); or

(ii)	(in the case of a Swingline Loan but subject to paragraph (c) below) is not a Swingline Business Day, that Interest Period will instead end on the next Swingline Business Day in that calendar month (if there is one) or the preceding Swingline Business Day (if there is not).

(b)	If a Term Rate Revolving Loan is in a Nordic Currency and there are rules specified as "Business Day Conventions" for that currency in Schedule 13 (Term Rate Terms), those rules shall apply to each Interest Period for that Loan.

(c)	If a Loan or Unpaid Sum is an RFR Loan and there are rules specified as "Business Day Conventions" in the applicable RFR Terms, those rules shall apply to each Interest Period for that Loan or Unpaid Sum.

(d)	Paragraphs (a) and (c) above are subject to paragraph (b) of Clause 11.1 (Interest Periods for Revolving Loans) and paragraph (b) of Clause 11.2 (Interest Periods for Swingline Loans).

12.	Changes to the calculation of interest

12.1	Interest calculation if no Primary Term Rate – Revolving Loans

(a)	Interpolated Primary Term Rate: If no Primary Term Rate is available for the Interest Period of a Term Rate Revolving Loan, the applicable Revolving Loan Term Rate shall be the relevant Interpolated Primary Term Rate for a period equal in length to the Interest Period of that Loan.

(b)	Shortened Interest Period: If paragraph (a) above applies but it is not possible to calculate the relevant Interpolated Primary Term Rate, the Interest Period of the Loan shall (if it is longer than the applicable Fallback Interest Period) be shortened to the applicable Fallback Interest Period and the applicable Revolving Loan Term Rate shall be determined pursuant to the definition of "Revolving Loan Term Rate".

(c)	Shortened Interest Period and Historic Primary Term Rate: If paragraph (b) above applies but no Primary Term Rate is available for the Interest Period of that Loan and it is not possible to calculate the relevant Interpolated Primary Term Rate, the applicable Revolving Loan Term Rate shall be the Historic Primary Term Rate for that Loan.

(d)	Shortened Interest Period and Interpolated Historic Primary Term Rate: If paragraph (c) above applies but no Historic Primary Term Rate is available for the Interest Period of the Loan, the applicable Revolving Loan Term Rate shall be the Interpolated Historic Primary Term Rate for a period equal in length to the Interest Period of that Loan.

(e)	Alternative Term Rate: If paragraph (d) above applies but it is not possible to calculate the Interpolated Historic Primary Term Rate, the Interest Period of that Loan shall, if it has been shortened pursuant to paragraph (b) above, revert to its previous length and the applicable Revolving Loan Term Rate shall be the aggregate of:

(i)	the Alternative Term Rate as of the Quotation Time for a period equal in length to the Interest Period of that Loan; and

(ii)	any applicable Alternative Term Rate Adjustment.

(f)	Interpolated Alternative Term Rate: If paragraph (e) above applies but no Alternative Term Rate is available for the Interest Period of that Loan, the applicable Revolving Loan Term Rate shall be the aggregate of:

(i)	the Interpolated Alternative Term Rate for a period equal in length to the Interest Period of that Loan; and

(ii)	any applicable Alternative Term Rate Adjustment.

(g)	Revolving Loan RFR Rate or cost of funds: If paragraph (f) above applies but it is not possible to calculate the Interpolated Alternative Term Rate then:

(i)	if "Revolving Loan RFR Rate will apply as a fallback" is specified in Schedule 13 (Term Rate Terms) for that Loan and there are RFR Terms applicable to that Loan in the relevant currency:

(A)	there shall be no Revolving Loan Term Rate for that Loan for that Interest Period and Clause 10.1 (Calculation of interest on Term Rate Revolving Loans) will not apply to that Loan for that Interest Period; and

(B)	that Loan shall be an "RFR Revolving Loan" for that Interest Period and Clause 10.2 (Calculation of interest on RFR Revolving Loans) shall apply to that Loan for that Interest Period; and

(ii)	if:

(A)	"Revolving Loan RFR Rate will not apply as a fallback" and

(B)	"Cost of funds will apply as a fallback",

are specified in Schedule 13 (Term Rate Terms) for that Loan, Clause 12.3 (Cost of funds – Revolving Loans) shall apply to that Loan for that Interest Period.

12.2	Market disruption – Revolving Loans

In the case of a Term Rate Revolving Loan, if before the time specified in respect of that currency in Schedule 13 (Term Rate Terms), the Facility Agent receives notifications from a relevant Lender or Lenders (whose participations in a Loan exceed 35 per cent. of that Loan) that its cost of funds relating to its participation in that Loan would be in excess of the relevant Revolving Loan Term Rate then Clause 12.3 (Cost of funds – Revolving Loans) shall apply to that Loan for the relevant Interest Period.

12.3	Cost of funds – Revolving Loans

(a)	If this Clause 12.3 applies to a Term Rate Revolving Loan for an Interest Period, Clause 10.1 (Calculation of interest on Term Rate Revolving Loans) shall not apply to that Loan for that Interest Period and the rate of interest on that Loan for that Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the Margin; and

(ii)	the weighted average of the rates notified to the Facility Agent by each relevant Lender as soon as practicable and in any event before interest is due to be paid in respect of that Loan, to be that which expresses as a percentage rate per annum its cost of funds relating to its participation in that Revolving Loan.

(b)	If this Clause 12.3 applies and the Facility Agent or the Company so requires, the Facility Agent and the Company shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.

(c)	Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all relevant Lenders and the Company, be binding on all Parties.

(d)	If this Clause 12.3 applies pursuant to Clause 12.2 (Market disruption – Revolving Loans) and in relation to a Term Rate Revolving Loan:

(i)	a Lender's Funding Rate is less than, in relation to any Term Rate Revolving Loan in euro, EURIBOR or, in relation to any Term Rate Revolving Loan in a Nordic Currency, the Benchmark Rate; or

(ii)	a Lender does not notify a rate to the Facility Agent by the time specified in paragraph (a)(ii) above,

that Lender’s cost of funds relating to its participation in that Term Rate Revolving Loan for that Interest Period shall be deemed, for the purposes of paragraph (a) above, in relation to a Term Rate Revolving Loan in euro, EURIBOR or, in relation to any Term Rate Revolving Loan in a Nordic Currency, the Benchmark Rate.

(e)	Subject to paragraph (d) above, if this Clause 12.3 applies but any Lender does not notify a rate to the Facility Agent by the time specified in paragraph (a)(ii) above, the rate of interest shall be calculated on the basis of the rates notified by the remaining Lenders.

(f)	If this Clause 12.3 applies the Facility Agent shall, as soon as is practicable, notify the Company.

12.4	Interest calculation if no Swingline Rate – Swingline Loans

(a)	If no Swingline Rate is available for any day, the applicable Swingline Rate for that day shall be the most recent applicable Swingline Rate which is as of a day which is no more than three days before that day.

(b)	If paragraph (a) above applies, and there is no applicable Swingline Rate for a Swingline Loan (other than a Sterling Swingline Loan or Swiss Francs Swingline Loan) which is as of a day which is no more than three days before that day there shall be no Swingline Rate, for that day and Clause 12.5 (Cost of funds – Swingline Loans) shall apply.

12.5	Cost of funds – Swingline Loans

(a)	If this Clause 12.5 applies to a Swingline Loan (other than a Sterling Swingline Loan or Swiss Francs Swingline Loan), Clause 10.3 (Calculation of interest on Swingline Loans) shall not apply to that Loan and the rate of interest on that Loan for the relevant day shall be the percentage rate per annum which is the sum of:

(i)	the Margin; and

(ii)	the weighted average of the rates notified to the relevant Swingline Agent by each relevant Swingline Lender as soon as practicable, and in any event before interest is due to be paid in respect of that Swingline Loan, to be that which expresses as a percentage rate per annum its cost of funds relating to its participation in that Loan.

(b)	If this Clause 12.5 applies but any Swingline Lender does not notify a rate by the time specified in paragraph (a)(ii) above, the rate of interest shall be calculated on the basis of the rates notified by the remaining Swingline Lenders.

12.6	Break Costs

(a)	If an amount is specified as Break Costs in the Reference Rate Terms for a Loan or Unpaid Sum, the Company shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs (if any) attributable to all or any part of a Loan or Unpaid Sum being paid by the Company on a day prior to the last day of an Interest Period for that Loan or Unpaid Sum.

(b)	Each Lender shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in respect of which they become, or may become, payable.

13.	Fees

13.1	Commitment fee

(a)	The Company shall pay to the Facility Agent (for the account of each Revolving Lender in respect of their relevant Facility) a fee in the Base Currency computed at the rate of 0.30 per cent. per annum of the Available Commitment under Revolving Facility A, Revolving Facility B, Revolving Facility C, Revolving Facility D, Revolving Facility E and Revolving Facility F for the Availability Period.

(b)	The accrued commitment fee is payable on the last day of each successive period of three Months which ends during the Availability Period, on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the relevant Lender's Commitment at the time the cancellation is effective.

(c)	No commitment fee is payable to the Facility Agent (for the account of a Revolving Lender) on any Available Commitment of a Revolving Lender for any day on which that Revolving Lender is a Defaulting Lender.

13.2	Arrangement fee

The Company shall pay to each Arranger an arrangement fee in the amount and at the times agreed in a Fee Letter.

13.3	Agency fee

The Company shall pay to each Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

13.4	Security Agency fee

The Company shall pay to the Security Agent (for its own account) a security agency fee in the amount and at the times agreed in a Fee Letter.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

14.	Tax gross-up and indemnities

14.1	Definitions

(a)	In this Agreement:

"Bank Levy" means any amount payable by any Finance Party or any of their respective Affiliates on the basis of or in relation to its balance sheet or capital base or any part of it or its liabilities or minimum regulatory capital or any combination thereof (including, without limitation, Dutch bank levy as set out in the Dutch bank tax act (Wet bankenbelasting) and any Tax in any jurisdiction levied on a similar basis or for a similar purpose.

"Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

"Qualifying Lender" means, in respect of advances to be made under this Agreement to the Company, a Lender which is beneficially entitled to interest payable to that Lender and is:

(i)	entitled to receive a payment of interest under this Agreement without any Tax Deduction; or

(ii)	a Treaty Lender.

"Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.

"Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

"Tax Payment" means either the increase in a payment made by an Obligor to a Finance Party under Clause 14.2 (Tax gross-up) or a payment under Clause 14.3 (Tax indemnity).

"Treaty Lender" means a Lender which:

(i)	is treated as a resident of a Treaty State for the purposes of the relevant Treaty;

(ii)	does not carry on a business in the jurisdiction in which the Obligor making a payment is resident for tax purposes (the "Source Jurisdiction") through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and

(iii)	fulfils any condition which must be fulfilled by a Lender under the Treaty for residents of that Treaty State to obtain full exemption from taxation in the Source Jurisdiction on interest payable to that Lender in respect of an advance under a Finance Document, subject to the completion of procedural formalities.

"Treaty State" means a jurisdiction having a double taxation agreement (a "Treaty") with the Source Jurisdiction which makes provision for full exemption from Tax imposed by The Netherlands on interest.

(b)	Unless a contrary indication appears in this Clause 14, a reference to "determines" or "determined" means a determination made in the discretion (reasonably exercised) of the person making the determination.

14.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)	The Company shall, promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction), notify the Facility Agent accordingly. Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender. If the Facility Agent receives such notification from a Lender, it shall notify the Company and that Obligor.

(c)	If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)	A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of Tax imposed by the Source Jurisdiction, if on the date on which the payment falls due:

(i)	the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority; or

(ii)	the relevant Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under paragraph (g) (as applicable) below.

(e)	If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(f)	Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

(g)	A Lender and each Obligor which makes a payment to which that Lender is entitled shall co-operate in completing any procedural formalities necessary for the Company to obtain authorisation to make that payment without a Tax Deduction.

14.3	Tax indemnity

(a)	The Company shall (within three Business Days of demand by the Facility Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)	under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 14.2 (Tax gross-up);

(B)	would have been compensated for by an increased payment under Clause 14.2 (Tax gross-up), but was not so compensated solely because an exclusion in Clause 14.2 (Tax gross-up) applied;

(C)	relates to a FATCA Deduction required to be made by a Party; or

(D)	is suffered or incurred with respect to any Bank Levy (or any payment attributable to, or liability arising as a consequence of, a Bank Levy).

(c)	A Protected Party making, or intending to make, a claim under paragraph (a) above shall promptly notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Company.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 14.3, notify the Facility Agent.

14.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that Finance Party has obtained and utilised that Tax Credit,

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

14.5	Stamp taxes

The Company shall pay and, within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability that Secured Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

14.6	Lender status confirmation

(a)	Each Lender which is not an Original Lender shall indicate, in the documentation which it executes on becoming a Party as a Lender, and for the benefit of the Facility Agent and each Swingline Agent and without liability to any Obligor, which of the following categories it falls in, with respect to each Obligor on the day on which such Lender becomes Party to this Agreement:

(i)	not a Qualifying Lender;

(ii)	a Qualifying Lender (other than a Treaty Lender); or

(iii)	a Treaty Lender.

(b)	If such Lender fails to indicate its status in accordance with this Clause 14.6, then that Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it is not a Qualifying Lender until such time as it notifies the Facility Agent and each Swingline Agent which category applies (and the Facility Agent and each Swingline Agent, upon receipt of such notification, shall inform the Company). For the avoidance of doubt, the documentation which a Lender executes on becoming a Party as a Lender shall not be invalidated by any failure of a Lender to comply with this Clause 14.6. Each Lender will notify the Facility Agent and each Swingline Agent if it ceases, other than as a result in a change of law, to be a Qualifying Lender (and the Facility Agent and each Swingline Agent, upon receipt of such notification, shall inform the Company).

14.7	VAT

(a)	All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party).

(b)	If VAT is or becomes chargeable on any supply made by any Finance Party (the "Supplier") to any other Finance Party (the "Recipient") under a Finance Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)	(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(ii)	(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)	Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)	Any reference in this Clause 14.7 to any Party shall, at any time when such Party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that time as making the supply, or (as appropriate) receiving the supply, under the grouping rules (provided for in the Value Added Tax Act 1994, Article 11 of Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union) or any other similar provision in any jurisdiction other than the United Kingdom or a member state of the European Union) so that a reference to a Party shall be construed as a reference to that Party or the relevant group or unity (or fiscal unity) of which that Party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be).

(e)	In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party’s VAT registration and such other information as is reasonably requested in connection with such Finance Party’s VAT reporting requirements in relation to such supply.

14.8	FATCA information

(a)	Subject to paragraph (c) below, each Party shall, within 10 Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)	supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and

(iii)	supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime.

(b)	If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)	Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)	If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

(e)	If the Company is a U.S. Tax Obligor, or the Facility Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Lender shall, within 10 Business Days of:

(i)	where the Company is a U.S. Tax Obligor and the relevant Lender is an Original Lender, the date of the 2021 Amendment and Restatement Agreement;

(ii)	where the Company is a U.S. Tax Obligor on a date on which any other Lender becomes a Party as a Lender, that date; and

(iii)	where the Company is not a U.S. Tax Obligor, the date of a request from the Facility Agent,

supply to the Facility Agent:

(A)	a withholding certificate on Form W-8, Form W-9 or any other relevant form; or

(B)	any withholding statement or other document, authorisation or waiver as the Facility Agent may require to certify or establish the status of such Lender under FATCA or that other law or regulation.

(f)	The Facility Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) above to the Company.

(g)	If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Facility Agent by a Lender pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Facility Agent unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Facility Agent). The Facility Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the Company.

(h)	The Facility Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) or (g) above without further verification. The Facility Agent shall not be liable for any action taken by it under or in connection with paragraph (e), (f) or (g) above.

14.9	FATCA Deduction

(a)	Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)	Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Company and the Facility Agent and the Facility Agent shall notify the other Finance Parties.

15.	Increased costs

15.1	Increased costs

(a)	Subject to Clause 15.3 (Exceptions), the Company shall, within three Business Days of a demand by the Facility Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after 1 July 2020 or (iii) the implementation or application of or compliance with Basel III or CRD IV or any law or regulation that implements or applies Basel III or CRD IV or (iv) the implementation or application of or compliance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and any requests, rules, guidelines or directives made under, or issued in connection with, the Dodd-Frank Act.

(b)	In this Agreement:

"Basel III" means:

(i)	the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel III: A global regulatory framework for more resilient banks and banking systems", "Basel III: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(ii)	the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(iii)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to "Basel III".

"Basel III/CRD IV Costs" means any Increased Cost which is attributable to the implementation or application of, or compliance with, Basel III or CRD IV or any law or regulation that implements or applies Basel III or CRD IV, including any of the changes designed to strengthen any capital standards or introduce minimum liquidity or other requirements referenced in Basel III or CRD IV (whether such implementation, application or compliance is by a government, regulator, a Finance Party or one of its Affiliates).

"CRD IV" means EU CRD IV and UK CRD IV.

"EU CRD IV" means:

(i)	Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012 ("CRR"); and

(ii)	Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC ("CRD").

"Increased Costs" means:

(i)	a reduction in the rate of return from a Facility or on a Finance Party's (or its Affiliate's) overall capital;

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

"UK CRD IV" means:

(i)	CRR as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the "Withdrawal Act");

(ii)	the law of the United Kingdom or any part of it, which immediately before IP completion day (as defined in the European Union (Withdrawal Agreement) Act 2020 ("WAA")) implemented CRD and its implementing measures;

(iii)	direct EU legislation (as defined in the Withdrawal Act), which immediately before IP completion day (as defined in the WAA) implemented EU CRD IV as it forms part of domestic law of the United Kingdom by virtue of the Withdrawal Act; and

(iv)	any law or regulation of the United Kingdom which introduces into domestic law of the United Kingdom a provision which is equivalent to a provision set out in CRR or CRD and/or implements Basel III standards.

15.2	Increased cost claims

(a)	A Finance Party intending to make a claim pursuant to Clause 15.1 (Increased costs) shall notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Company.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Increased Costs.

15.3	Exceptions

(a)	Clause 15.1 (Increased costs) does not apply to the extent any Increased Cost is:

(i)	attributable to a Tax Deduction required by law to be made by an Obligor;

(ii)	attributable to a FATCA Deduction required to be made by a Party;

(iii)	compensated for by Clause 14.3 (Tax indemnity) (or would have been compensated for under Clause 14.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 14.3 (Tax indemnity) applied);

(iv)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or

(v)	attributable to the implementation or application of or compliance with the "International Convergence of Capital Measurement and Capital Standards, a Revised Framework" published by the Basel Committee on Banking Supervision in June 2004 in the form existing on 1 July 2020 (but excluding any amendment arising out of Basel III) ("Basel II") or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates).

(b)	This Clause 15 shall only apply to a Basel III/CRD IV Cost:

(i)	to the extent that such Basel III/CRD IV Cost was not capable of being calculated by that Finance Party with sufficient accuracy prior to 1 July 2020 due to a lack of clarity or detail in Basel III or CRD IV or any law or regulation that implements or applies Basel III or CRD IV and/or any related information from a banking regulator available on 1 July 2020; and

(ii)	provided that the relevant Finance Party confirms in writing to the Company that it seeks to recover the equivalent of Basel III/CRD IV Costs to a similar extent from other similar borrowers and that it is actually implementing that policy in respect of similar facilities for similar borrowers, provided that similarity in this respect is determined by that Finance Party on the basis of all aspects of the relationship between that Finance Party and its clients.

(c)	For the purposes of paragraph (b)(ii) above, a written and duly signed statement by a Finance Party giving the required confirmations will be sufficient evidence, and a Finance Party will not be required to:

(i)	provide any further evidence or otherwise to substantiate its policy concerning Basel III/CRD IV Costs; or

(ii)	disclose any further information which that Finance Party is required to keep confidential under applicable laws or central banking regulations.

(d)	In this Clause 15.3, a reference to a "Tax Deduction" has the same meaning given to that term in Clause 14.1 (Definitions).

16.	Other indemnities

16.1	Currency indemnity

(a)	If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within three Business Days of demand, indemnify each Secured Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion, including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

16.2	Other indemnities

(a)	The Company shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability incurred by that Secured Party as a result of:

(i)	the occurrence of any Event of Default;

(ii)	a failure by an Obligor to pay any amount due under a Finance Document on its due date, including, without limitation, any cost, loss or liability arising as a result of Clause 32 (Sharing among the Finance Parties);

(iii)	funding, or making arrangements to fund, its participation in a Loan requested by the Company in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Secured Party alone); or

(iv)	a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by the Company.

(b)	The Company shall, within three Business Days of demand, indemnify each Secured Party against any cost, expense, loss or liability (including, without limitation, reasonable legal fees) incurred by that Secured Party (acting reasonably), in each case, arising out of or in connection with any action, claim, investigation or proceeding commenced or threatened (including, without limitation, any action, claim, investigation or proceeding to preserve or enforce rights) in relation to:

(i)	the use of the proceeds of a Facility; and/or

(ii)	any Finance Document.

(c)	The Company will not be liable under paragraph (b) above for any cost, expense, loss or liability (including, without limitation, legal fees) incurred by a Secured Party (other than in respect of the Security Agent in respect of whom Clause 16.4 (Indemnity to the Security Agent) shall apply) if and to the extent that cost, expense, loss or liability results from any breach by that Secured Party of any Finance Document which has resulted directly from that Secured Party's own gross negligence, fraud or wilful misconduct.

(d)	Each Obligor agrees that no Secured Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to an Obligor or any of their Affiliates for or in connection with anything referred to in paragraph (b) or (c) above except for any such cost, expense, loss or liability incurred by an Obligor that results from any breach by that Secured Party of any Finance Document which has resulted directly from that Secured Party's own gross negligence, fraud or wilful misconduct, provided that each Obligor agrees that the Security Agent shall have no such liability to any Obligor.

(e)	Notwithstanding anything in paragraphs (a) to (d) above, no Secured Party shall be responsible or have any liability to an Obligor or any of its Affiliates or anyone else for consequential losses or damages or indirect, special or punitive damages.

16.3	Indemnity to each Agent

The Company shall promptly indemnify each Agent against:

(a)	any cost, loss or liability incurred by that Agent (acting reasonably) as a result of:

(i)	investigating any event which it reasonably believes is a Default;

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(iii)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; and

(b)	any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by that Agent (otherwise than by reason of that Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 33.11 (Disruption to payment systems etc.), notwithstanding that Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of that Agent) in acting as an Agent under the Finance Documents.

16.4	Indemnity to the Security Agent

(a)	The Company shall promptly indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by any of them as a result of:

(i)	any failure by the Company to comply with its obligations under Clause 18 (Costs and expenses);

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

(iii)	the taking, holding, protection or enforcement of the Transaction Security;

(iv)	the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents or by law;

(v)	any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents;

(vi)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; or

(vii)	acting as Security Agent, Receiver or Delegate under the Finance Documents or which otherwise relates to any of the Security Property (otherwise, in each case, than by reason of the relevant Security Agent's, Receiver’s or Delegate’s gross negligence or wilful misconduct).

(b)	The Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Security Assets in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 16.4 and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.

(c)	This Clause 16 (Other Indemnities) and Clause 28.13 (Lenders’ indemnity to the Security Agent) shall survive the termination or discharge of this Agreement or the resignation or removal of any Agent or the Security Agent.

17.	Mitigation by the Lenders

17.1	Mitigation

(a)	Each Finance Party shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 9.1 (Illegality), Clause 14 (Tax gross-up and indemnities) or Clause 15 (Increased costs), including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

17.2	Limitation of liability

(a)	The Company shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 17.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 17.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

18.	Costs and expenses

18.1	Transaction expenses

The Company shall within five Business Days of written demand, pay the Facility Agent, the Security Agent, each Swingline Agent and Arranger the amount of all costs and expenses (including legal fees) reasonably incurred by any of them (and, in the case of the Security Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, printing, execution and syndication of:

(a)	this Agreement and any other documents referred to in this Agreement; and

(b)	any other Finance Documents executed after 1 July 2020.

18.2	Amendment costs

If:

(a)	an Obligor requests an amendment, waiver or consent; or

(b)	an amendment is required pursuant to Clause 33.10 (Change of currency),

the Company shall, within five Business Days of written demand (accompanied by a breakdown showing in reasonable detail the relevant costs and expenses), reimburse the Facility Agent, the Swingline Agents and the Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred and properly documented by the relevant Agent or the Security Agent (and, in the case of the Security Agent, by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

18.3	Enforcement and preservation costs

The Company shall, within five Business Days of written demand, pay to each Secured Party the amount of all costs and expenses (including legal fees) properly incurred by that Secured Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document or the Transaction Security and with any proceedings instituted by or against that Secured Party as a consequence of it entering into a Finance Document or taking or holding the Transaction Security, or enforcing those rights.

18.4	Security Agent expenses

The Company shall, within five Business Days of demand (accompanied by a breakdown showing in reasonable detail the relevant costs and expenses), pay the Security Agent the amount of all costs and expenses (including legal fees) reasonably incurred by it and properly documented in connection with the administration or release of any Security created pursuant to any Security Document.

18.5	Security Agent’s management time

(i)	Any amount payable to the Security Agent under Clause 28.13 (Lenders' indemnity to the Security Agent), Clause 13.4 (Security Agency fee) or Clause 16.4 (Indemnity to the Security Agent) shall include the cost of utilising the Security Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Security Agent may notify to the Borrower and the Lenders, and is in addition to any other fee paid or payable to the Security Agent.

(ii)	Without prejudice to paragraph (a) above, in the event of:

(i)	an Event of Default; or

(ii)	the Security Agent being requested by the Borrower or the Facility Agent to undertake duties which the Security Agent and the Borrower agree to be of an exceptional nature or outside the scope of the duties of the Security Agent under the Finance Documents; or

(iii)	the Security Agent and the Borrower agreeing that it is otherwise appropriate in the circumstances,

the Borrower shall pay to the Security Agent any additional remuneration (together with any applicable VAT) that may be agreed between them or determined pursuant to paragraph 0 below, it being understood that any such additional remuneration shall be calculated by reference to the reasonable daily or hourly rates of the Security Agent’s management personnel and the time expended by (or reasonably expected to be expended by) such management personnel on the applicable matters; provided that, in relation to paragraphs (ii) and (iii) above only, the provisions of paragraph 0 below shall apply only if (X) the Security Agent has used reasonable efforts to consult with and reach agreement with the Borrower as provided in paragraph (ii) or (iii) above, as applicable, and no such agreement has been reached and (Y) the duties which are the subject of such agreement are required to be undertaken by the Security Agent in the interests of the Secured Parties.

Subject to the proviso set forth in paragraph (b) above, if the Security Agent and the Borrower fail to agree upon the nature of the duties or upon the additional remuneration referred to in paragraph (b) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Borrower or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being shared equally between the Borrower and the Security Agent) and the determination of any investment bank shall be final and binding upon the Parties, so long as each of the Borrower and the Security Agent have had a reasonable opportunity to present their views on the dispute to the investment bank within a reasonable period of time prior to the issuance of its determination.

SECTION 7

GUARANTEE

19.	Guarantee and indemnity

19.1	Guarantee and indemnity

The Guarantor irrevocably and unconditionally:

(a)	guarantees, as primary obligor and not merely as surety, to each Finance Party punctual performance by the Company of its obligations to pay scheduled interest and fees under the Finance Documents;

(b)	undertakes with each Finance Party that whenever the Company does not pay any amount of scheduled interest and fees when due under or in connection with any Finance Document, the Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

(c)	agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of the Company not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by the Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 19 if the amount claimed had been recoverable on the basis of a guarantee.

19.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part or any increase of the Commitments, and this guarantee constitutes a guarantee of payment and not of collection.

19.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of the Guarantor under this Clause 19 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

19.4	Waiver of defences

The obligations of the Guarantor under this Clause 19 will not be affected by an act, omission, matter or thing which, but for this Clause 19.4, would reduce, release or prejudice any of its obligations under this Clause 19 (without limitation and whether or not known to it or any Finance Party), including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

19.5	Immediate recourse

The Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Guarantor under this Clause 19. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

19.6	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)	refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Guarantor shall not be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from the Guarantor or on account of the Guarantor's liability under this Clause 19.

19.7	Deferral of Guarantor's rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Facility Agent (or, as the case may be, the Security Agent) otherwise directs, the Guarantor will not exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 19:

(a)	to be indemnified by the Company;

(b)	to claim any contribution from any other guarantor of any of the Company's obligations under the Finance Documents;

(c)	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;

(d)	to bring legal or other proceedings for an order requiring the Company to make any payment, or perform any obligation, in respect of which the Guarantor has given a guarantee, undertaking or indemnity under Clause 19.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against the Company; and/or

(f)	to claim or prove as a creditor of the Company in competition with any Finance Party.

If the Guarantor receives any benefit, payment or distribution in relation to such rights, it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the same to the Facility Agent or as the Facility Agent may direct for application in accordance with Clause 33 (Payment mechanics).

19.8	Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

19.9	Scope of recourse

(a)	Notwithstanding anything in the Finance Documents (other than paragraph (c) below), each Finance Party acknowledges and agrees that recourse against the Guarantor under the Finance Documents is limited to an amount equal to scheduled interest and fees under the Finance Documents (the "Recourse Amount").

(b)	No Finance Party shall have any claim or recourse against the Guarantor in respect of any of the Guarantor’s obligations under any Finance Document which is or remains unsatisfied after the irrevocable payment in full by the Guarantor of the Recourse Amount.

(c)	Notwithstanding paragraphs (a) and (b) above, until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, Clause 19.7 (Deferral of Guarantor’s rights) shall continue to apply to the Guarantor.

SECTION 8

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

20.	Representations of the Company

The Company makes the representations and warranties set out in this Clause 20 to each Finance Party on 1 July 2020.

20.1	Status

(a)	It is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation.

(b)	It is recognised and supervised as a Qualifying Central Counterparty by the DNB and the AFM under EMIR and the Dutch Financial Supervision Act.

(c)	It, and each other member of the Group, has the power to own its assets and carry on its business as it is being conducted, except to the extent that failure to have such power could not reasonably be expected to have a Material Adverse Effect.

20.2	Binding obligations

Subject to the Legal Reservations, the obligations expressed to be assumed by it in each Finance Document to which it is a party are legal, valid, binding and enforceable.

20.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents and the granting of the Transaction Security do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	any Regulatory Authorisation;

(c)	its, or any of its Subsidiaries', constitutional documents;

(d)	the Rules, any Clearing Participant Agreement or any Link Agreement; or

(e)	any agreement or instrument binding upon it or any of its Subsidiaries or any of its or any of its Subsidiaries' assets except to the extent that such conflict would not reasonably be expected to have a Material Adverse Effect, nor (except as provided in any Security Document) result in the existence of, or oblige it to create, any Security over any of its assets.

20.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

20.5	Validity and admissibility in evidence

Subject to the Legal Reservations and, in the case of the Security Documents, the Perfection Requirements, all Authorisations required:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations under the Finance Documents to which it is a party;

(b)	to make the Finance Documents to which it is a party admissible in evidence in its Relevant Jurisdiction (excluding for the purpose of this provision, limb (c) of the definition of "Relevant Jurisdiction"); and

(c)	to enable it to create the Security to be created by it pursuant to any Security Document and to ensure that such Security has the priority and ranking it is expressed to have,

have been obtained or effected and are in full force and effect.

20.6	Governing law and enforcement

(a)	The choice of governing law of the Finance Documents will be recognised and enforced in its Relevant Jurisdiction (excluding for the purpose of this provision, limb (c) of the definition of Relevant Jurisdiction) subject to the Legal Reservations.

(b)	Any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdiction (excluding for the purpose of this provision, limb (c) of the definition of Relevant Jurisdiction) subject to the Legal Reservations.

20.7	Deduction of Tax

It is not required under the laws of its jurisdiction of incorporation or any jurisdiction through which it makes any payment under or in connection with this Agreement to make any Tax Deduction (as defined in Clause 14.1 (Definitions)) from any payment it may make to a Qualifying Lender under any Finance Document.

20.8	No filing or stamp taxes

(a)	Under the law of its Relevant Jurisdiction (excluding for the purpose of this provision, limb (c) of the definition of Relevant Jurisdiction), it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents which has not been paid except to the extent referred to in paragraph (b) below.

(b)	To the extent that registration of the particulars of:

(i)	the Irish law governed Original Security Agreement or Supplemental Security Agreement is required at the Companies Registration Office in Ireland in accordance with the Irish Companies Act 2014 (as amended); and

(ii)	the English law governed Original Security Agreement or Supplemental Security Agreement is required at Companies House in England and Wales,

any registrations, filings, taxes and fees associated with such registration will be made and paid promptly after the date of the relevant Finance Document and in any event prior to the time required to be made and paid if the Finance Document is to remain valid or if interest or penalties are to be avoided with respect to the registration, filing, taxes or fees.

20.9	No default

(a)	No Default is continuing or might reasonably be expected to result from the making of any Utilisation.

(b)	No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries') assets are subject which has or could reasonably be expected to have a Material Adverse Effect.

21.10	No misleading information

(a)	Any factual information provided by any member of the Group for the purposes of the Information Memorandum was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)	Any factual information in writing and any other material factual information provided on or before 1 July 2020 by or on behalf of any member of the Group in connection with the Facilities, including for the purposes of the Information Memorandum (the "Information") was, taken as a whole, true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(c)	The financial projections contained in the Information Memorandum have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.

(d)	Nothing has occurred or been omitted from the Information Memorandum and no information has been given or withheld that results in the information contained in the Information Memorandum or the Information (taken as a whole) being untrue or misleading in any material respect on 1 July 2020.

(e)	All information provided by or on behalf of any member of the Group to any Secured Party under or in connection with the Finance Documents or the Facilities after 1 July 2020 was true, complete and accurate in all material respects as at the date it was provided or as at the date (if any) at which it was stated and is not misleading in any material respect.

20.11	Financial statements

(a)	Its Original Financial Statements were prepared in accordance with GAAP consistently applied.

(b)	Its Original Financial Statements fairly present its consolidated financial condition as at the end of the relevant financial year and its results of operations as at the end of and for the relevant financial year.

(c)	There has been no material adverse change in the business, financial condition, operations, performance or assets of the Company and its Subsidiaries (taken as a whole) since 31 December 2020, provided that, when determining whether any event or circumstance has or can reasonably be foreseen as being likely to have a material adverse effect or result in a material adverse change for the purposes of this paragraph (c), no regard shall be given to:

(i)	any event or circumstances disclosed in the Company's Original Financial Statements or the Information Memorandum; or

(ii)	the business, financial condition, operations, performance or assets of:

(A)	any Clearing Participant;

(B)	any Co-operating Clearing House;

(C)	any issuer of any securities processed through the Clearing System of the Company; or

(D)	the Custodians or the Collateral Monitor,

(except, in each case, to the extent such event or circumstances directly affect the Company's ability to carry on its operations as a central counterparty in accordance with the Rules).

20.12	Pari passu ranking

Without limiting Clause 20.13 (Collateral), its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

20.13	Collateral

(a)	All cash and other securities taken into account for the purpose of calculating the Collateral Value at any time were at the time of calculation Eligible Collateral subject to the Security created pursuant to the Security Documents, in each case, in accordance with the Finance Documents.

(b)	Subject to the Perfection Requirements, each Security Document creates (or, once entered into, will create) in favour of the Security Agent for the benefit of the Secured Parties the Transaction Security which it is expressed to create with the ranking and priority it is expressed to have.

(c)	The Company:

(i)	has good and marketable title to and is the full beneficial owner of all Eligible Collateral which is included (or intended to be included but for a defect in the Transaction Security) in the Collateral, or has full right and authority to create Security over that Eligible Collateral in favour of the Security Agent under and in accordance with each Security Document, free of all right, title and interest of any Clearing Participant, any Co-operating Clearing House or any other person; and

(ii)	has not sold, transferred, lent, assigned, parted with its interest in or disposed of, granted any option in respect of or otherwise dealt with any of its rights, title and interest in and to the Security Assets, or agreed to do any of the foregoing (other than in accordance with or pursuant to the Finance Documents).

(d)	The Eligible Collateral which is included (or intended to be included but for a defect in the Transaction Security) in the Collateral:

(i)	is subject to the Security created or intended to be created under the Security Documents;

(ii)	is free from all Security except any Security permitted by, and in accordance with, paragraph (d) of Clause 23.3 (Negative pledge);

(iii)	is free from any right of redemption or adverse claims which might be asserted by the Company, any other member of the Group, the Guarantor, any Clearing Participant, any Co-operating Clearing House or any other person (other than the Company's rights upon cancellation of, and repayment and discharge in full of all amounts owing under, the Finance Documents); and

(iv)	is either cash or freely transferable on an exchange or market in which securities supported by the Company are traded.

(e)	The inclusion of any Eligible Collateral which is included (or intended to be included but for a defect in the Transaction Security) in the Collateral does not and will not infringe the Rules, any Clearing Participant Agreement, any Link Agreement, any law, regulation or Regulatory Authorisation, its constitutional documents or any other agreement binding upon it or any of its assets or result in the existence of or oblige it to create any security over any of its assets.

(f)	The Company is and will at all times be the sole, absolute, legal and beneficial owner of its rights against the Custodians under the Custody Agreement which remains in full force and effect without amendment, supplement or variation. With respect to the Custody Agreement, there has not been:

(i)	a breach or default which has occurred or is continuing and which is material to this Agreement;

(ii)	a right for any party other than the Company to rescind, cancel or terminate as a result of a breach or default; or

(iii)	a claim made by the Company or any other party under or in connection with the Custody Agreement.

20.14	No proceedings

(a)	No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency or any regulatory enforcement actions, investigations or disciplinary actions which are reasonably likely to be adversely determined and, if adversely determined, would or could reasonably be expected to have a Material Adverse Effect have (to the best of its knowledge and belief) been started or threatened against it or any of its Subsidiaries, or (in respect of any anti-bribery, anti-corruption or anti-money laundering laws or regulations) any of their respective directors, officers, agents or employees.

(b)	No judgment or order of a court, arbitral body or agency which would or could reasonably be expected to have a Material Adverse Effect has (to the best of its knowledge and belief) been made against it or any of its Subsidiaries.

(c)	No material disputes or grievances with any Clearing Participant in its capacity as a Clearing Participant have been started or (to the best of its knowledge and belief) threatened against it or any other member of the Group, which will or would or could reasonably be expected to have a Material Adverse Effect.

20.15	Authorisations and law

(a)	All Regulatory Authorisations have been obtained and are in full force and effect.

(b)	It and each other member of the Group is in compliance, in all material respects, with:

(i)	all applicable laws, regulations and Regulatory Authorisations to which it is subject; and

(ii)	the Rules and the Clearing Participant Agreements.

20.16	Clearing Participant Agreements

(a)	Each of the Clearing Participants is party to a signed Clearing Participant Agreement substantially in the agreed form.

(b)	The obligations expressed to be assumed by the Company and the relevant Clearing Participant under the Clearing Participant Agreement between them are (to the best of the Company's knowledge, after making all due and careful enquiries) legal, valid, binding and enforceable.

(c)	No Clearing Participant Agreement conflicts with the terms of any Finance Document in any material respect.

20.17	The Rules

The Rules:

(a)	are in full force and effect;

(b)	are legally binding and enforceable against the Clearing Participants subject to the Legal Reservations; and

(c)	comply, and do not breach or conflict with any law, regulation or Regulatory Authorisation applicable to it.

The expression "enforceable" means that the obligations of a Clearing Participant under a Clearing Participant Agreement or the Rules are of a type which Dutch courts enforce. It does not mean that they will necessarily be enforced in all circumstances in accordance with their terms.

20.18	Subsidiaries

The Company has no direct or indirect Subsidiaries.

20.19	Properties

(a)	The Company and each other member of the Group has good title to, or valid leasehold interests in, all its real and personal property required to conduct its business as currently conducted where failure to do so would or could reasonably be expected to have a Material Adverse Effect.

(b)	The Company, each other member of the Group owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property required to conduct its business as currently conducted where failure to do so would or could reasonably be expected to have a Material Adverse Effect.

20.20	Computer systems

The computer and management information systems of the Company and each other member of the Group material to the conduct of its business are and, with ordinary course upgrading and maintenance, are expected for the term of this Agreement to be sufficient to permit the Company and each other member of the Group to conduct their respective business without any Material Adverse Effect.

20.21	Taxes

The Company and each other member of the Group has filed all tax returns required to have been filed and has paid all taxes required to be paid by it except to the extent that failure to do so would not and could not reasonably be expected to have a Material Adverse Effect.

20.22	Sanctions and anti-corruption

(a)	No member of the Group nor, to the knowledge of the Company, any of their respective directors, officers, agents or employees, have engaged in any activity or conduct which would violate any anti-bribery, anti-corruption or anti-money laundering laws or regulations applicable to it (other than Sanctions) in any applicable jurisdiction and each member of the Group has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(b)	No member of the Group nor, to the knowledge of the Company, any of their respective directors, officers, agents or employees is engaged in any transaction, activity or conduct that results in it or them being:

(i)	in breach of Sanctions; or

(ii)	a Sanctions Restricted Person.

(c)	The Company has implemented and maintains policies and procedures reasonably designed to ensure compliance by the Company and each other member of the Group with Sanctions.

20.23	Margin regulations

Neither the making of any Utilisation or Loan nor the use of proceeds of any Utilisation or Loan will violate the provisions of Regulations T, U or X.

20.24	Repetition

(a)	The Company Repeating Representations are deemed to be made by the Company by reference to the facts and circumstances then existing on the date of each Utilisation Request and the first day of each Interest Period.

(b)	The representations set out in Clause 20.13 (Collateral) are deemed to be made by the Company by reference to the facts and circumstances then existing on each date on which there is an Outstanding Facility Amount.

21.	Representations of the Guarantor

The Guarantor makes the representations and warranties set out in this Clause 21 to each Finance Party on 1 July 2020.

21.1	Status

(a)	It is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation.

(b)	It has the power to own its assets and carry on its business as it is being conducted except to the extent that failure to have such power could not reasonably be expected to have a Guarantor Material Adverse Effect.

21.2	Binding obligations

Subject to the Legal Reservations, the obligations expressed to be assumed by it in each Finance Document to which it is a party are legal, valid, binding and enforceable.

21.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its constitutional documents; or

(c)	any agreement or instrument binding upon it or any of its assets,

except in each case referred to in limb (a) or (c), to the extent that such conflict, individually or in the aggregate, would not reasonably be expected to have a Guarantor Material Adverse Effect.

21.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

21.5	Validity and admissibility in evidence

All Authorisations required:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations under the Finance Documents to which it is a party; and

(b)	to make the Finance Documents to which it is a party admissible in evidence in its Relevant Jurisdiction (excluding, for the purpose of this provision, limb (c) of the definition of "Relevant Jurisdiction"), have been obtained or effected and are in full force and effect.

21.6	Governing law and enforcement

(a)	The choice of governing law of the Finance Documents will be recognised and enforced in its Relevant Jurisdiction (excluding, for the purpose of this provision, limb (c) of the definition of "Relevant Jurisdiction") subject to the Legal Reservations.

(b)	Any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdiction (excluding, for the purpose of this provision, limb (c) of the definition of "Relevant Jurisdiction") subject to the Legal Reservations.

21.7	No filing or stamp taxes

Under the law of its jurisdiction of incorporation it is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in such jurisdiction that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents which has not been paid (except any such tax payable on or in reference to or in consequence of the transfer of the whole or any part of the rights of a Finance Party under a Finance Document).

21.8	No Default

(a)	No Event of Default which relates to the Guarantor is continuing or would result from the making of any Utilisation.

(b)	No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or to which its assets are subject which has or could reasonably be expected to have a Guarantor Material Adverse Effect.

21.9	No misleading information

(a)	Any factual information provided by the Guarantor for the purposes of the Information Memorandum was true and accurate in all material respects (in light of the circumstances in which such information was provided) as at the date it was provided or as at the date (if any) at which it is stated.

(b)	Any factual information provided in writing on or before 1 July 2020 by the Guarantor to any Secured Party in connection with the Facilities for the purposes of the Information Memorandum (the "Information") was, taken as a whole, true and accurate in all material respects (in light of the circumstances in which such Information was provided) as at the date it was provided or as at the date (if any) at which it is stated.

(c)	Nothing concerning the Guarantor has occurred or been omitted from the Information Memorandum and no information has been given or withheld that results in the information provided by the Guarantor and contained in the Information Memorandum or the Information (taken as a whole) being untrue or misleading in any material respect (in light of the circumstances in which such information was provided) as at 1 July 2020.

21.10	Financial statements

(a)	Its Original Financial Statements were prepared in accordance with GAAP consistently applied except as otherwise expressly noted therein.

(b)	Its Original Financial Statements fairly present its financial condition as at the end of the relevant financial year and its results of operations as at the end of and for the relevant financial year.

21.11	Pari passu ranking

Its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by applicable law.

21.12	U.S. regulation

Neither it nor any of its Subsidiaries is required to be registered as an "investment company" within the meaning of the United States Investment Company Act of 1940 (15 USC. §§ 80a-1 et seq.).

21.13	Solvency

The Guarantor is not insolvent or unable to pay its debts (including subordinated and contingent debts), nor, in any such case, will it become so in consequence of entering into any Finance Document to which it is expressed to be a party, and/or performing a transaction contemplated by any Finance Document to which it is a party.

21.14	Sanctions and anti-corruption

(a)	No member of the Cboe Group nor, to the knowledge of the Guarantor, any of their respective directors, officers, agents or employees, have engaged in any activity or conduct which would violate any anti-bribery, anti-corruption or anti-money laundering laws or regulations applicable to it (other than Sanctions) in any applicable jurisdiction and each member of the Cboe Group has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(b)	No member of the Cboe Group nor, to the knowledge of the Guarantor, any of their respective directors, officers, agents or employees is engaged in any transaction, activity or conduct that results in it or them being:

(i)	in breach of Sanctions; or

(ii)	a Sanctions Restricted Person.

(c)	The Guarantor has implemented and maintains policies and procedures reasonably designed to ensure compliance by the Guarantor and each other member of the Cboe Group with Sanctions.

21.15	Repetition

The Guarantor Repeating Representations are deemed to be made by the Guarantor by reference to the facts and circumstances then existing on the date of each Utilisation Request and the first day of each Interest Period.

22.	Information undertakings

The undertakings in this Clause 22 remain in force from 1 July 2020 for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

22.1	Financial statements

(a)	The Company shall supply to the Facility Agent in sufficient copies for all the Lenders:

(i)	as soon as the same becomes available, but in any event within 180 days after the end of each of the Company’s financial years:

(A)	the audited consolidated financial statements of the Company for that financial year; and

(B)	the audited financial statements of the Guarantor for that financial year;

(ii)	as soon as the same become available, but in any event within 90 days after the end of each of the Company’s financial half-year ending on 30 June, the consolidated financial statements of the Company for that financial half year; and

(iii)	as soon as the same becomes available, but in any event within 45 days after the end of each Financial Quarter commencing on 1 January and 1 July in each Financial Year:

(A)	its consolidated financial statements for that Financial Quarter; and

(B)	the financial statements of the Guarantor for each Financial Quarter, as filed with the United States Securities and Exchange Commission.

(b)	Each set of quarterly financial statements delivered pursuant to paragraph (a)(iii) above shall include:

(i)	a consolidated cash flow statement and profit and loss account for the relevant Financial Quarter and for the financial year to date; and

(ii)	a consolidated balance sheet as at the end of the relevant Financial Quarter.

(c)	Provided in each case that the relevant financial statements meet the requirements stipulated in paragraphs (a) and (b) above, such financial statements shall be deemed to have been delivered by the Company or the Guarantor (as the case may be) if such financial statements are delivered electronically in accordance with Clause 34.6 (Electronic communication) or otherwise posted on EDGAR of the U.S. Securities and Exchange Commission.

(d)	Other than in the event the financial statements of the Guarantor in respect of the Financial Quarter commencing on 1 October in each Financial Year (the “Fourth Quarter”) are published by the Guarantor separately from its audited financial statements for that full financial year and filed with the U.S. Securities and Exchange Commission, the Company shall not be required to supply the financial statements of the Guarantor for the Fourth Quarter.

22.2	Compliance Certificate

(a)	The Company shall supply to the Facility Agent, with each set of financial statements delivered pursuant to paragraphs (a)(i)(A), (ii) and (iii)(A) of Clause 22.1 (Financial statements), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with Clause 23.17 (Minimum liquidity requirement) and Clause 23.18 (Tangible Net Worth and Guarantor Net Worth) as at the date as at which those financial statements were drawn up.

(b)	Each Compliance Certificate shall be signed by either the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or the assistant treasurer of the Company.

22.3	Requirements as to financial statements

(a)	Each set of financial statements delivered by the Company pursuant to Clause 22.1 (Financial statements) shall be certified by either the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or the assistant treasurer of the Company as fairly presenting its (or, as the case may be, its consolidated) financial condition as at the end of and for the period in relation to which those financial statements were drawn up.

(b)	The Company shall procure that each set of financial statements delivered pursuant to Clause 22.1 (Financial statements) is prepared using GAAP, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements for the Company unless, in relation to any set of financial statements, it notifies the Facility Agent that there has been a change in GAAP, the accounting practices or reference periods.

22.4	Collateral Report

On each day on which there is an Outstanding Facility Amount, the Company shall deliver (or shall ensure that the Collateral Monitor delivers) to the Facility Agent and the Security Agent (and, if applicable, the relevant Swingline Agent) a Collateral Report in accordance with paragraph 8 (Collateral Reports) of Part I of Schedule 6 (Borrowing Base).

22.5	Information: miscellaneous

The Company shall supply to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests):

(a)	all documents despatched by the Company to:

(i)	its creditors generally;

(ii)	its Clearing Participants generally (including any notices of changes to the Rules); and

(iii)	any notices, reports or other communications (or an appropriate summary of them) to or from the DNB and/or the AFM which are material for the purposes of Clause 20.1 (Status), 23.17 (Minimum liquidity requirement) or 23.18 (Tangible Net Worth and Guarantor Net Worth),

provided that, in each case, the Company may satisfy its obligation to deliver any information under this Clause 22.5 by posting that information to its website (euroccp.com);

(b)	promptly upon becoming aware of them, the details of any material litigation, arbitration, regulatory or administrative actions, investigations or proceedings or any challenge to the enforceability or perfection of any Security or Collateral which are current, threatened or pending against any member of the Group, and which are reasonably likely to be adversely determined and which, if adversely determined, would or could reasonably be expected to have a Material Adverse Effect;

(c)	promptly upon becoming aware of them, the details of any judgment or order of a court, arbitral body or agency which is made against any member of the Group, and which are reasonably likely to be adversely determined and which, if adversely determined, would or could reasonably be expected to have a Material Adverse Effect;

(d)	promptly, such other information regarding the financial condition, business and operations of any member of the Group as any Finance Party (through the Facility Agent) may reasonably request; and

(e)	promptly upon becoming aware of them, the details of any event which has or could reasonably be foreseen as likely to have a Material Adverse Effect provided that, when determining whether any event or circumstance has or could reasonably be expected to have a Material Adverse Effect, no regard shall be given to:

(i)	any event or circumstance disclosed in the Information Memorandum or any financial statements delivered to the Facility Agent under or in connection with this Agreement; or

(ii)	the business, financial condition, operations, performance or assets of:

(A)	any Clearing Participant;

(B)	any Co-operating Clearing House;

(C)	any issuer of any security processed through the Clearing System of the Company; or

(D)	the Custodians and/or the Collateral Monitor,

except to the extent such event or circumstance directly affects the Company's ability to carry on its operations as a central counterparty in accordance with the Rules.

22.6	Notification of default

(a)	The Company shall notify the Facility Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

(b)	Promptly upon a request by the Facility Agent, the Company shall supply to the Facility Agent a certificate signed by the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or the assistant treasurer of the Company certifying that no Default is continuing (or, if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

22.7	Use of websites

(a)	Subject to the provisions of paragraph (a) of Clause 22.5 (Information: miscellaneous), the Company may satisfy its obligation under this Agreement to deliver any information in relation to those Lenders (the "Website Lenders") who accept this method of communication by posting this information onto an electronic website designated by the Company and the Facility Agent (the "Designated Website") if:

(i)	the Facility Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method;

(ii)	both the Company and the Facility Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)	the information is in a format previously agreed between the Company and the Facility Agent.

If any Lender (a "Paper Form Lender") does not agree to the delivery of information electronically then the Facility Agent shall notify the Company accordingly and the Company shall supply the information to the Facility Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event the Company shall supply the Facility Agent with at least one copy in paper form of any information required to be provided by it.

(b)	The Facility Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Company and the Facility Agent.

(c)	The Company shall promptly upon becoming aware of its occurrence notify the Facility Agent if:

(i)	the Designated Website cannot be accessed due to technical failure;

(ii)	the password specifications for the Designated Website change;

(iii)	any new information which is required to be provided under this Agreement is posted onto the Designated Website;

(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

(v)	the Company becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

If the Company notifies the Facility Agent under paragraph (c)(i) or (v) above, all information to be provided by the Company under this Agreement after the date of that notice shall be supplied in paper form unless and until the Facility Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)	Any Website Lender may request, through the Facility Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Company shall comply with any such request within 10 Business Days.

22.8	"Know your customer" checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the 1 July 2020;

(ii)	any change in the status of an Obligor (or of a Holding Company of an Obligor) after the 1 July 2020;

(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer; or

(iv)	any material change in the composition of the shareholders of an Obligor after 1 July 2020 (for this purpose, "material" means a change which results in any person beneficially owning in aggregate 15 per cent. or more in nominal value of that Obligor's issued share capital), obliges an Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of that Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by that Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for that Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)	Each Lender shall promptly upon the request of an Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by that Agent (for itself) in order for that Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(c)	Promptly following any request therefor, each of the Obligors shall provide information and documentation reasonably requested by the Facility Agent or any Lender for purposes of compliance with applicable "know your customer" requirements under the USA Patriot Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

23.	Company general undertakings

The undertakings in this Clause 23 remain in force from 1 July 2020 for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

23.1	Authorisations

(a)	The Company shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect:

(i)	any Authorisation required under any applicable law or regulation to enable it to perform its obligations under the Finance Documents to which it is a party and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document; and

(ii)	any Regulatory Authorisation.

(b)	The Company shall maintain, comply with and do all that is necessary to maintain in full force and effect its status as a recognised Qualifying Central Counterparty by the DNB and the AFM under EMIR and the Dutch Financial Supervision Act.

23.2	Compliance with laws

The Company shall comply in all respects with all laws and regulations to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents to which it is a party.

23.3	Negative pledge

In this Clause 23.3, "Quasi-Security" means an arrangement or transaction described in paragraph (b) below.

(a)	The Company shall not (and the Company shall ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets.

(b)	The Company shall not (and the Company shall ensure that no other member of the Group will):

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any other member of the Group;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Subject to paragraph (d) below, paragraphs (a) and (b) above do not apply to any Security or (as the case may be) Quasi-Security, listed below:

(i)	the Transaction Security;

(ii)	any Security, Quasi-Security or right of set-off created by the Company over deposits, collateral and/or margin (or the like) provided by it to a Co-operating Clearing House under a Link Agreement or otherwise as a result of it becoming a clearing participant in any other system for the clearance or settlement of transactions in securities and with which it establishes inter-operability arrangements;

(iii)	any lien, pledge or other Security or Quasi-Security routinely imposed under the rules of a clearance or depositary system as a condition of holding or settling securities in such system;

(iv)	any lien arising by operation of law and in the ordinary course of the Company's business as operator of the Clearing System;

(v)	any netting or set-off arrangement entered into by the Company in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances or, any Security created by the Company, to the extent required in the Netherlands in connection with cash pooling arrangements;

(vi)	any netting or set-off arrangement available to a Co-operating Clearing House under a Link Agreement or to a Clearing Participant, in each case, in relation to any transaction to which the Rules relate;

(vii)	any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to the Company and entered into in the ordinary course of its business;

(viii)	any Security arising under clause 24 or 25 of the general banking conditions (algemene bankvoorwaarden) of any member of the Dutch Bankers' Association;

(ix)	any Security or Quasi-Security arising as a consequence of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a balance sheet liability permitted under the Finance Documents and entered into in the ordinary course of business;

(x)	any Security or Quasi-Security over or affecting any asset acquired by the Company in the normal course of business if the Security or Quasi-Security was created to secure any indebtedness incurred by the Company to finance the acquisition of that asset;

(xi)	any Security or Quasi-Security securing the obligations of the Company under any Liquidity Financings (to the extent such financing is not available from the Lenders under a Facility;

(xii)	any agreement to reacquire any assets (other than any Security Assets) sold, transferred or otherwise disposed of, where the agreement is entered into in the ordinary course of trading as a securities clearing system;

(xiii)	any Security or Quasi-Security securing indebtedness the principal amount of which (when aggregated with the principal amount of any other indebtedness which has the benefit of Security or Quasi-Security other than any permitted under paragraphs (i) to (xii) above) does not exceed €10,000,000 (or its equivalent in another currency or currencies); or

(xiv)	any payment, close out netting or set-off arrangement pursuant to any Hedging Agreement enter into by the Company for non-speculative purposes.

(d)	The Company shall not (and the Company shall ensure that no other member of the Group will) create or permit to subsist any Security or Quasi-Security over any of the Security Assets, other than the Security or Quasi-Security created pursuant to any of the Security Documents and paragraph (c) above shall not otherwise apply to any Security Assets.

23.4	Disposals

(a)	The Company shall not (and the Company shall ensure that no other member of the Group will) enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, transfer or otherwise dispose of any asset.

(b)	Paragraph (a) above does not apply to any sale, lease, transfer or other disposal of an asset (other than any Security Asset):

(i)	made in the ordinary course of trading as a securities clearing system;

(ii)	of assets in exchange for other assets or interests of substantially equivalent value (other than an exchange of a non-cash asset for cash);

(iii)	of assets by a member of the Group to another member of the Group (other than the Clearing System itself);

(iv)	which is the provision by the Company of any deposit, collateral and/or margin (or similar) to any central securities depository, central counterparty or system for the clearance and settlement of transactions in securities with which it established inter-operability or other linked arrangements; or

(v)	where the higher of the market value or consideration receivable (when aggregated with the higher of the market value or consideration receivable for any other sale, lease, transfer or other disposal, other than any permitted under paragraphs (i) to (iv) above) does not exceed €10,000,000 (or its equivalent in another currency or currencies) in any financial year of the Company.

(c)	Paragraph (a) above does not apply to any sale, lease, transfer or other disposal in the ordinary course of trading of any Collateral for cash, provided that the proceeds of such disposal are paid into the relevant Collateral Cash Account(s) in accordance with paragraph 10 (Collateral Accounts) of Part I of Schedule 6 (Borrowing Base).

(d)	For the purposes of paragraph (b)(i) above, the delivery of securities by the Company and disposals and transfers carried out pursuant to the Rules or a Link Agreement (including where a Clearing Participant or a Co-operating Clearing House defaults on its obligations or the Company ceases to act for a Clearing Participant) shall constitute a disposal in the ordinary course of trading and is permitted under paragraph (b)(i) above.

23.5	Merger

(a)	The Company shall not (and the Company shall ensure that no other member of the Group will) enter into any amalgamation, demerger, merger or corporate reconstruction.

(b)	Paragraph (a) above does not apply to:

(i)	any amalgamation, demerger or merger between any company (including a Subsidiary of the Company) and the Company, provided that:

(A)	the Company is the surviving legal entity; and

(B)	the Company has demonstrated to the satisfaction of the Facility Agent (acting reasonably) that any such amalgamation, demerger or merger does not adversely affect the validity or enforceability of any of the Company's obligations under any Finance Document or any Transaction Security (or the priority of that Transaction Security) provided by the Company for the benefit of the Lenders; and

(ii)	any sale, lease, transfer or other disposal permitted pursuant to Clause 23.4 (Disposals).

23.6	Restricted Payments

(a)	The Company shall not (and the Company shall ensure that no other member of the Group will) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment if a Default is continuing or would occur as a result of a Restricted Payment being made.

(b)	Paragraph (a) above shall not apply to:

(i)	any rebate due and payable to a Clearing Participant or a Co-operating Clearing House in accordance with the Rules (excluding any voluntary rebate);

(ii)	any payments to the Custodians and the Collateral Monitor in accordance with the terms of the agreement between the Company and the Custodians and the Collateral Monitor; or

(iii)	any payment by a member of the Group to another member of the Group.

23.7	Transactions with Affiliates

(a)	The Company will not (and the Company shall procure that no other member of the Group will) enter into any contract or arrangement with or for the benefit of any Affiliate (including a disposal to that Affiliate).

(b)	Paragraph (a) above does not apply to:

(i)	any arrangement that would not or is not reasonably foreseen as likely to have a Material Adverse Effect;

(ii)	a transaction which is on arm's length terms; and

(iii)	any transaction falling within paragraph (b) of Clause 23.4 (Disposals).

23.8	Hedging Agreements

The Company will not (and the Company shall ensure that no member of the Group will) enter into any Hedging Agreements for speculative purposes.

23.9	Change of business

The Company shall procure that no material change is made to the general nature of the business of the Company or the Group from that carried on from 1 July 2020 of this Agreement, but without prejudice to its ability to extend the Clearing System to new markets or products.

23.10	Maintenance of assets

The Company shall (and the Company shall procure that each other member of the Group will):

(a)	keep and maintain all property material to the conduct of its business in good working order and condition, save for fair wear and tear; and

(b)	keep and maintain all computer and management information systems material to the conduct of its business,

where failure to do so would have or could reasonably be foreseen as likely to have a Material Adverse Effect.

23.11	Insurance

The Company shall (and the Company shall ensure that each other member of the Group will) maintain insurances on and in relation to its business and physical assets with reputable underwriters or insurance companies against those risks, and to the extent, usually insured against by prudent companies located in the same or a similar location and carrying on a similar business, where failure to do so would have or could reasonably be foreseen as likely to have a Material Adverse Effect.

23.12	Taxes

The Company shall (and the Company shall ensure that each other member of the Group will) pay all Taxes required to be paid by it within the time period allowed for payment without incurring any penalties for non-payment where failure to do so would have or could reasonably be foreseen as likely to have a Material Adverse Effect.

23.13	Constitutional documents and Rules

(a)	The Company shall comply in all material respects with its Rules.

(b)	The Company shall not (and the Company shall ensure that no other member of the Group will) amend its constitutional documents or the Rules from the form in which they were delivered as a condition precedent in accordance with Schedule 2 (Conditions precedent to initial utilisation), other than an amendment which could not reasonably be expected to be materially adverse to the interests of the Finance Parties under the Finance Documents.

23.14	Collateral Accounts

The Company shall establish and maintain the Collateral Accounts.

23.15	Borrowing Base

The Company shall comply with the provisions of Schedule 6 (Borrowing Base).

23.16	Maintenance of minimum amount

The Company shall, to the extent that it is entitled to do so under the terms of the Rules, ensure that, at all times, the aggregate of:

(a)	each Clearing Participant's contribution to the Clearing Fund outstanding at that time; and

(b)	each Clearing Participant's Margin Amount at that time; and

(c)	any cash equities purchased using the proceeds of, or by exchanging or trading, the assets described in paragraph (a) and (b) above,

less:

(d)	the amount of any such contribution, Margin Amount or cash equities which has been transferred to, or is subject to Security (save for any Security created pursuant to this Agreement) in favour of, any provider of settlement or custody services to the Company, is not less than €500,000,000.

23.17	Minimum liquidity requirement

The Company shall ensure that it maintains, at all times, financial resources equal to or in excess of those required under EMIR for Qualifying Central Counterparties.

23.18	Tangible Net Worth and Guarantor Net Worth

(a)	The Company shall ensure that:

(i)	at all times, its Tangible Net Worth on a consolidated basis is the higher of:

(A)	€20,000,000; or

(B)	any such amount as is required for the Company to comply with the minimum regulatory capital requirement under EMIR for Qualifying Central Counterparties; and

(ii)	as at every Relevant Delivery Date, the Net Worth of the Guarantor on a consolidated basis is equal to or greater than U.S.$1,750,000,000, provided that reductions in Net Worth during the term of this Agreement resulting solely from changes in GAAP after 1 July 2020 shall not be taken into account.

(b)	For the purposes of paragraph (a)(ii) above, "Relevant Delivery Date" means each of the following:

(i)	the date of any Utilisation Request delivered pursuant to this Agreement;

(ii)	the Utilisation Date; and

(iii)	the date of any Compliance Certificate delivered pursuant to this Agreement.

23.19	Further assurance

(a)	Each Obligor shall (and the Company shall ensure that each other member of the Group will), at its own expense, promptly take all such action as the Facility Agent or the Security Agent may reasonably require:

(i)	for the purpose of perfecting or protecting any of the Finance Parties' rights under, and preserving the Security created or intended to be created under or evidenced by the Security Documents; and

(ii)	for the purpose of facilitating the realisation of the assets which are, or are intended to be, the subject of the Transaction Security,

including the execution of any transfer, conveyance, assignment or assurance of any asset and the giving of any notice, order or direction and the making of any registration which the Facility Agent or the Security Agent may reasonably require.

(b)	No Obligor shall (and the Company shall ensure that no other member of the Group will) do, or consent to the doing of, anything which could reasonably be expected to prejudice the validity, enforceability or priority of any Security conferred or intended to be conferred on the Security Agent or the Secured Parties by or pursuant to the Finance Documents.

23.20	Margin regulations

The Company shall use the proceeds of the Loans without violating Regulation T, U or X or any applicable U.S. federal or state laws or regulations.

23.21	Sanctions and anti-corruption

(a)	The Company shall not (and the Company shall ensure that no member of the Group will) directly or indirectly use any monies advanced under any Facility or lend, contribute or otherwise make available such monies to any Subsidiary or other person where the purpose or effect of such monies being used, lent, contributed or otherwise made available:

(i)	is to fund or facilitate any activity that would at that time be in breach of Sanctions or be an activity with, or for the benefit of, a Sanctions Restricted Person; or

(ii)	could reasonably be expected to result in a breach of Sanctions by a Finance Party.

(b)	The Company shall not (and the Company shall ensure that no member of the Group will) directly or indirectly fund all or any part of a payment to a Finance Party out of proceeds derived from any business or transaction which is prohibited by Sanctions, which is with a Sanctions Restricted Person or which would otherwise result in a breach of Sanctions by a Finance Party.

(c)	The Company shall (and the Company shall ensure that each member of the Group will) comply in all respects with applicable Sanctions.

(d)	The Company shall (and the Company shall ensure that each member of the Group will) implement and maintain appropriate policies and procedures reasonably designed to:

(i)	prevent any action being taken which would be contrary to paragraph (a) or (b) above; and

(ii)	ensure compliance with applicable Sanctions.

(e)	The Company shall not (and the Company shall ensure that each member of the Group will not) engage in any activity or conduct which would violate anti-bribery, anti-corruption or anti-money laundering laws or regulations applicable to it (other than Sanctions).

(f)	The Company shall (and the Company shall ensure that each member of the Group will) maintain policies and procedures reasonably designed to promote and achieve compliance with such laws or regulations.

24.	Guarantor general undertakings

The undertakings in this Clause 24 remain in force from 1 July 2020 for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

24.1	Authorisations

The Guarantor shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect any Authorisation required under any applicable law or regulation to enable it to perform its obligations under the Finance Documents to which it is a party and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document, except where failure to do so could not reasonably be expected to have a Guarantor Material Adverse Effect.

24.2	Compliance with laws

The Guarantor shall comply in all respects with all laws and regulations to which it is subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents to which it is a party.

24.3	Sanctions and anti-corruption

(a)	The Guarantor shall not (and the Guarantor shall ensure that no member of the Cboe Group will) directly or indirectly use any monies advanced under any Facility or lend, contribute or otherwise make available such monies to any Subsidiary or other person where the purpose or effect of such monies being used, lent, contributed or otherwise made available:

(i)	is to fund or facilitate any activity that would at that time be in breach of Sanctions or be an activity with, or for the benefit of, a Sanctions Restricted Person; or

(ii)	could reasonably be expected to result in a breach of Sanctions by a Finance Party.

(b)	The Guarantor shall not (and the Guarantor shall ensure that no member of the Cboe Group will) directly or indirectly fund all or any part of a payment to a Finance Party out of proceeds derived from any business or transaction which is prohibited by Sanctions, which is with a Sanctions Restricted Person or which would otherwise result in a breach of Sanctions by a Finance Party.

(c)	The Guarantor shall (and the Guarantor shall ensure that each member of the Cboe Group will) comply in all respects with applicable Sanctions.

(d)	The Guarantor shall (and the Guarantor shall ensure that each member of the Cboe Group will) implement and maintain appropriate policies and procedures reasonably designed to:

(i)	prevent any action being taken which would be contrary to paragraph (a) or (b) above; and

(ii)	ensure compliance with applicable Sanctions.

(e)	The Guarantor shall not (and the Guarantor shall ensure that each member of the Cboe Group will not) engage in any activity or conduct which would violate anti-bribery, anti-corruption or anti-money laundering laws or regulations applicable to it (other than Sanctions).

(f)	The Guarantor shall (and the Guarantor shall ensure that each member of the Cboe Group will) maintain policies and procedures reasonably designed to promote and achieve compliance with such laws or regulations.

(g)	Any provision of this Clause 24.3, Clause 23.21 (Sanctions and anti-corruption), Clause 21.14 (Sanctions and anti-corruption) or Clause 20.22 (Sanctions and anti-corruption) shall not apply to or in favour of any person if and to the extent that it would result in a breach, by or in respect of that person, of any applicable Blocking Law.

(h)	For the purposes of this Clause 24.3, "Blocking Law" means:

(i)	any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996 (or any law or regulation implementing such Regulation in any member state of the European Union);

(ii)	any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996, as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018; or

(iii)	section 7 of the German Foreign Trade Regulation (Außenwirtschaftsverordnung).

25.	Events of Default

Each of the events or circumstances set out in this Clause 25 is an Event of Default (save for Clause 25.15 (Acceleration)).

25.1	Non-payment

An Obligor does not pay on the due date any amount payable by it pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:

(i)	administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made within three Business Days of its due date.

25.2	Borrowing Base

(a)	An Event of Default occurs as described in paragraph 1(b), 8(c) or 17(e) of Part I of Schedule 6 (Borrowing Base).

(b)	Any representation made or deemed to be made in Clause 20.13 (Collateral) is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

(c)	No Event of Default under paragraph (b) above will occur if the failure to comply is capable of remedy and is remedied within five Business Days of the earlier of (i) the Facility Agent giving notice to the Company and (ii) the Company becoming aware of the failure to comply. For the avoidance of doubt, if a breach of paragraph (b) above also gives rise to an Event of Default as described in paragraph (a) above, the provisions of paragraph (a) above shall apply. .

25.3	Other obligations

(a)	An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 25.1 (Non-payment) or Clause 25.2 (Borrowing Base)).

(b)	No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 10 Business Days of the earlier of (i) the Facility Agent giving notice to the Company and (ii) the Company becoming aware of the failure to comply.

25.4	Misrepresentation

(a)	Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document (other than those referred to in paragraph (b) of Clause 25.2 (Borrowing Base)) is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

(b)	No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 10 Business Days of the earlier of (i) the Facility Agent giving notice to the Company and (ii) the Company becoming aware of the failure to comply.

25.5	Cross default

(a)	Any Financial Indebtedness of an Obligor or any member of the Group is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of an Obligor or any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any commitment for any Financial Indebtedness of an Obligor or any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described).

(d)	Any creditor of an Obligor or any member of the Group becomes entitled to declare any Financial Indebtedness of an Obligor or any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described).

(e)	Any Clearing Participant sends the Company a Notice of Termination in relation to a EuroCCP Default Event (each term as defined in the Rules) in accordance with article 12 (Close out netting) of the Rules.

(f)	No Event of Default will occur under this Clause 25.5 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (e) above is (in the case of the Company and its Subsidiaries) less than €25,000,000 (or its equivalent in any other currency or currencies) or (in the case of the Guarantor) less than U.S.$50,000,000 (or its equivalent in any other currency or currencies).

25.6	Insolvency

(a)	The Company or a member of the Group:

(i)	is unable or admits inability to pay its debts as they fall due;

(ii)	suspends making payments on any of its debts; or

(iii)	by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of any member of the Group, other than any member of the Group incorporated in the Netherlands is less than its liabilities (taking into account contingent and prospective liabilities).

(c)	A moratorium is declared in respect of any indebtedness of the Company or any member of the Group.

(d)	A Dutch Group Member gives notice to the Dutch tax authorities under section 36(2) of the Dutch 1990 Tax Collection Act (Invorderingswet 1990) but not (for the avoidance of doubt) where such notice is (deemed) filed by reason of a request by that person for the postponement of its tax liability payments made – and the authorities' consent to and actual postponement of such payments – in accordance with the Decree of the Dutch State Secretary of Finance dated 13 April 2021, Decree nr. 2021 - 71082 (Besluit noodmaatregelen coronacrisis) (as amended from time to time).

25.7	Insolvency proceedings

(a)	Any corporate action, legal proceedings or other formal procedure or step is taken in relation to:

(i)	the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Company or any member of the Group other than a solvent liquidation or reorganisation of any member of the Group which is not an Obligor;

(ii)	a composition, compromise, assignment or arrangement with any creditor of the Company or any member of the Group;

(iii)	the appointment of a liquidator (other than in respect of a solvent liquidation of a member of the Group which is not an Obligor), receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of the Company or any member of the Group or any of its assets; or

(iv)	enforcement of any Security over any assets of the Company or any member of the Group,

or any analogous procedure or step is taken in any jurisdiction.

(b)	In respect of a Dutch Group Member, a reference in this Clause 25 to:

(i)	the "suspension of payments" or a "moratorium" includes surséance van betaling;

(ii)	an "administrator" includes a bewindvoerder;

(iii)	a "receiver" includes a curator; and

(iv)	"a winding-up", "administration" or "dissolution" includes failliet verklaard and ontbonden.

(c)	This Clause 25.7 shall not apply to any winding-up petition presented by any person (other than a member of the Group) which is frivolous or vexatious or any other application, proceeding or procedure made or taken by any such person which is an abuse of legal process and in any such case and is discharged, stayed, dismissed or withdrawn within 10 Business Days of commencement and before any order is made.

25.8	Creditors' process

Any expropriation, attachment, sequestration, distress or execution (including by way of executory attachment (executoriaal beslag) or interlocutory attachment (conservatoir beslag)) affects any asset or assets of an Obligor or a member of the Group having an aggregate value of €10,000,000 and is not discharged within:

(i)	in the case of an executory attachment, 10 Business Days; and

(ii)	in the case of an interlocutory attachment, 15 days.

25.9	Failure to comply with judgment

An Obligor or any member of the Group fails to comply with, or pay any sum due from it, under any judgment or order made or given by any court which is greater than or equal to €10,000,000 and which remains undischarged for a period of 30 days or more.

25.10	Unlawfulness

(a)	It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents in any material respect or any Transaction Security created or expressed to be created or evidenced by the Security Documents ceases to be effective.

(b)	Any obligation or obligations of any Obligor under any Finance Documents are not or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Secured Parties under the Finance Documents.

25.11	Repudiation

An Obligor repudiates a Finance Document or evidences an intention to repudiate a Finance Document or any of the Transaction Security.

25.12	Security

Any Security Document is not in full force and effect or does not create in favour of the Security Agent for the benefit of the Secured Parties the Security which it is expressed to create with the ranking and priority it is expressed to have.

25.13	Cessation of business

The Company suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a substantial part of its business.

25.14	U.S. insolvency proceedings

The Guarantor:

(a)	applies for, or consents to, the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property;

(b)	makes a general assignment for the benefit of its creditors;

(c)	commences a voluntary case under U.S. Bankruptcy Law;

(d)	files a petition with respect to itself seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganisation, liquidation, dissolution, arrangement or winding up, or composition or readjustment of debts;

(e)	takes any corporate action for the purpose of effecting any of the foregoing with respect to itself;

(f)	is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties; or

(g)	is the subject of involuntary proceedings under U.S. Bankruptcy Law, if such proceedings have not been dismissed or stayed within 60 days of commencement thereof, or if an order for relief has been entered in any such proceedings.

25.15	Acceleration

(a)	On and at any time after the occurrence of an Event of Default, other than an Event of Default referred to in paragraph (b) below, the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Company:

(i)	cancel the Total Commitments whereupon they shall immediately be cancelled;

(ii)	declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable;

(iii)	declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Facility Agent on the instructions of the Majority Lenders; and/or

(iv)	exercise or direct the Security Agent to exercise any or all of its rights, remedies, powers or discretions which have become exercisable under the Finance Documents.

(b)	If an Event of Default occurs under Clause 25.14 (U.S. insolvency proceedings), each amount expressed by Clause 19 (Guarantee and indemnity) to be payable by the Guarantor on demand shall, after that Event of Default has occurred, be immediately due and payable by the Guarantor without the need for any demand or other claim on the Guarantor or any other Obligor.

SECTION 9

CHANGES TO PARTIES

26.	Changes to the Lenders

26.1	Assignments and transfers by the Lenders

Subject to this Clause 26, a Lender (the "Existing Lender") may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations

to:

(i)	another bank or financial institution which is (or an Affiliate of which is) able and willing to be a Swingline Lender under a Swingline Facility and comply with the applicable Specified Times ; or

(ii)	(but only if a Default is continuing) any bank or financial institution or trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets,

(each such bank, financial institution, trust, fund or other entity being a "New Lender") provided that the assignment or transfer by any Lender is in an amount not less than (if no Default is continuing) €5,000,000 or (if a Default is continuing) €1,000,000 or, in each case, if less, the full amount of that Lender's Commitment in relation to that Facility.

26.2	Company consent

(a)	Subject to paragraph (b) below, the consent of the Company and the Guarantor is required for an assignment or transfer by an Existing Lender, unless the assignment or transfer is:

(i)	to another Lender or an Affiliate of any Lender (in each case, acting as principal); or

(ii)	made at a time when a Default is continuing.

(b)	The consent of the Company and the Guarantor is required at all times where the proposed transfer is to a person which carries on a business competing with the Company's business.

(c)	The consent of the Company and the Guarantor to an assignment or transfer must not be unreasonably withheld or delayed. Each of the Company and the Guarantor will be deemed to have given its consent five Business Days after the Existing Lender has requested it unless consent is expressly refused by the Company and the Guarantor within that time.

(d)	The Parties agree that any refusal by the Company or the Guarantor to consent to a transfer to:

(i)	a person which carries on business competing with the Company's business; or

(ii)	a person which is not an Acceptable Bank,

shall not, in each case, be deemed unreasonable.

26.3	Other conditions of assignment or transfer

(a)	An assignment will only be effective on:

(i)	receipt by the Facility Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it was an Original Lender; and

(ii)	performance by the relevant Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the relevant Agent shall promptly notify to the Existing Lender and the New Lender.

(b)	A transfer will only be effective if the procedure set out in Clause 26.6 (Procedure for transfer) is complied with.

(c)	Any assignment or transfer by an Existing Lender to a New Lender shall only be effective if:

(i)	in the case of a transfer by an Existing Lender of any amount of its Revolving Facility Commitment (other than to an Affiliate of that Existing Lender):

(A)	that Existing Lender transfers at the same time the same amount of its Swingline Commitment applicable to that Revolving Facility to the New Lender or an Affiliate of the New Lender; or

(B)	if that Existing Lender does not have a Swingline Commitment applicable to that Revolving Facility, its Related Lender transfers at the same time the same amount of that Related Lender's Swingline Commitment applicable to that Revolving Facility to the New Lender or an Affiliate of the New Lender; and

(ii)	in the case of a transfer by an Existing Lender of any amount of its Swingline Commitment (other than to an Affiliate of that Existing Lender):

(A)	that Existing Lender transfers at the same time the same amount of its Revolving Facility Commitment applicable to that Swingline Facility to the New Lender or an Affiliate of the New Lender; or

(B)	if that Existing Lender does not have a Revolving Facility Commitment applicable to that Swingline Facility, its Related Lender transfers at the same time the same amount of that Related Lender's Revolving Facility Commitment applicable to that Swingline Facility to the New Lender or an Affiliate of the New Lender.

(d)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)	as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 14 (Tax gross-up and indemnities) or Clause 15 (Increased costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

(e)	Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

(f)	Notwithstanding any other term of this Agreement, each Lender shall ensure that at all times its Overall Commitment in relation to a Revolving Facility is not less than:

(i)	its Swingline Commitment relevant to that Revolving Facility; or

(ii)	if it does not have a Swingline Commitment relevant to that Revolving Facility, the Swingline Commitment of its Related Lender in relation to that Revolving Facility.

26.4	Assignment or transfer fee

The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of €3,000.

26.5	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 26; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

26.6	Procedure for transfer

(a)	Subject to the conditions set out in Clause 26.2 (Company consent) and Clause 26.3 (Other conditions of assignment or transfer) a transfer is effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)	The Facility Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	Subject to Clause 26.10 (Pro rata interest settlement), on the Transfer Date:

(i)	to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents, each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the "Discharged Rights and Obligations");

(ii)	each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)	each Agent, each Arranger, the Security Agent, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent each Agent, the Arranger, the Security Agent and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a "Lender".

26.7	Procedure for assignment

(a)	Subject to the conditions set out in Clause 26.2 (Company consent) and Clause 26.3 (Other conditions of assignment or transfer), an assignment may be effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)	The Facility Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to Clause 26.10 (Pro rata interest settlement), on the Transfer Date:

(i)	the Existing Lender will assign absolutely to the New Lender the rights under the Finance Documents expressed to be the subject of the assignment in the Assignment Agreement;

(ii)	the Existing Lender will be released by each Obligor and the other Finance Parties from the obligations owed by it (the "Relevant Obligations") and expressed to be the subject of the release in the Assignment Agreement; and

(iii)	the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.

(d)	Lenders may utilise procedures other than those set out in this Clause 26.7 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with Clause 26.6 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 26.2 (Company consent) and Clause 26.3 (Other conditions of assignment or transfer).

26.8	Copy of Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation to Company

The Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, an Assignment Agreement, an Increase Confirmation or an Accordion Increase Confirmation, send to the Company a copy of that Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation.

26.9	Security over Lenders' rights

In addition to the other rights provided to Lenders under this Clause 26, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)	any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities,

(c)	except that no such charge, assignment or Security shall:

(i)	release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)	require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

26.10	Pro rata interest settlement

(a)	If the Facility Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 26.6 (Procedure for transfer) or any assignment pursuant to Clause 26.7 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(i)	any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date ("Accrued Amounts") and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period; and

(ii)	the rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:

(A)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

(B)	the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 26.10, have been payable to it on that date, but after deduction of the Accrued Amounts.

(b)	In this Clause 26.10 references to "Interest Period" shall be construed to include a reference to any other period for accrual of fees.

(c)	An Existing Lender which retains the right to the Accrued Amounts pursuant to this Clause 26.10 but which does not have a Commitment shall be deemed not to be a Lender for the purposes of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents.

27.	Changes to the Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

SECTION 10

FINANCE PARTIES

28.	Role of the Agents, the Security Agent and the Arranger

28.1	The Agents and the Security Agent

(a)	Each of the Arrangers and each Lender appoints the Facility Agent to act as its agent under and in connection with the Finance Documents.

(b)	Notwithstanding and without limitation to paragraph (a) above each of the Arrangers and each relevant Lender also appoints the:

(i)	€/£ Swingline Agent to act as its agent under and in connection with the Finance Documents in respect of a Euro Swingline Loan or a Sterling Swingline Loan;

(ii)	Swiss Francs Swingline Agent to act as its agent under and in connection with the Finance Documents in respect of a Swiss Francs Swingline Loan;

(iii)	U.S. Dollar Swingline Agent to act as its agent under and in connection with the Finance Documents in respect of a U.S. Dollar Swingline Loan;

(iv)	Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent to act as its agent under and in connection with the Finance Documents in respect of the Danish Krone Swingline Loan/Norwegian Krone Swingline Loan/Swedish Krona Swingline Loan (other than a Danish Krone Swingline Loan/Norwegian Krone Swingline Loan/Swedish Krona Swingline Loan in respect of Swingline Facility F); and

(v)	Facility F Swingline Agent to act as its agent under and in connection with the Finance Documents in respect of the Swingline Facility F Nordic Loans.

(c)	Each of the Arrangers, the Lenders and the Agents appoints the Security Agent to act as security agent under and in connection with the Finance Documents.

(d)	Any reference in this Agreement to "security agent" means that the Security Agent is acting as security agent and security trustee, and the Security Agent declares that it holds the Security Property on trust as security trustee for the Secured Parties on the terms contained in this Agreement.

(e)	To the extent that the security trusts established by this Agreement are not effective to confer the benefit of any Transaction Security upon any Secured Party:

(i)	the Security Agent shall act as security agent, and not as security trustee, for the relevant Secured Party in respect of that Transaction Security; and

(ii)	paragraph (d) above shall not apply to that Transaction Security.

(f)	This Clause 28.1 shall not affect or limit paragraph (c) of Clause 32.13 (Parallel Debt) with respect to any Security Document.

(g)	Each of the Secured Parties authorises each Agent and the Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to an Agent and the Security Agent (as applicable) under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

28.2	Enforcement through Security Agent only

The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Security Documents except through the Security Agent.

28.3	Instructions

(a)	Each of the Agents shall:

(i)	unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as an Agent or the Security Agent (as applicable) in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Majority Lenders or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above (or, if this Agreement stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties).

(b)	Notwithstanding any provision of the Finance Documents, the Security Agent shall (i) exercise any right, power, authority or discretion vested in it as Security Agent in accordance with any instructions given to it by the Facility Agent (whom, in turn, shall act on the instructions of the Lenders or, as the case may be, the Majority Lenders) (or, if so instructed by the Facility Agent, refrain from exercising any right, power, authority or discretion vested in it as Security Agent) and (ii) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Facility Agent (whom, in turn, shall act on the instructions of the Lenders or, as the case may be, the Majority Lenders).

(c)	Each of the Agents and the Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties) or, in the case of the Security Agent, from the Facility Agent as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and any Agent or the Security Agent (as applicable) may refrain from acting unless and until it receives any such instructions or that clarification.

(d)	Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to any Agent or the Security Agent (as applicable) by the Majority Lenders or, in the case of the Security Agent, from the Facility Agent shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(e)	Paragraph (a) or (b) above shall not apply:

(i)	where a contrary indication appears in a Finance Document;

(ii)	where a Finance Document requires an Agent or the Security Agent to act in a specified manner or to take a specified action;

(iii)	in respect of any provision which protects an Agent's or the Security Agent's own position in its personal capacity as opposed to its role of Agent or Security Agent for the relevant Finance Parties or Secured Parties (as applicable), including, without limitation, Clause 28.6 (No fiduciary duties) to Clause 28.11 (Exclusion of liability), Clause 28.16 (Confidentiality) to Clause 28.22 (Custodians and nominees) and Clause 28.26 (Acceptance of title) to Clause 28.29 (Disapplication of Trustee Acts);

(iv)	in respect of the exercise of the Security Agent's discretion to exercise a right, power or authority under any of:

(A)	Clause 29.1 (Order of application);

(B)	Clause 29.2 (Prospective liabilities); and

(C)	Clause 29.5 (Permitted Deductions).

(f)	If giving effect to instructions given by the Majority Lenders (or in the case of the Security Agent given by the Facility Agent) would (in an Agent's or (as applicable) the Security Agent's opinion) have an effect equivalent to an amendment or waiver referred to in Clause 38 (Amendments and waivers), an Agent or (as applicable) the Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than an Agent or the Security Agent) whose consent would have been required in respect of that amendment or waiver.

(g)	In exercising any discretion to exercise a right, power or authority under the Finance Documents where either:

(i)	it has not received any instructions as to the exercise of that discretion; or

(ii)	the exercise of that discretion is subject to paragraph (e)(iv) above,

an Agent or the Security Agent shall be entitled (but not obliged) to do so having regard to the interests of (in the case of an Agent) all the Finance Parties and (in the case of the Security Agent) all the Secured Parties.

(h)	An Agent or the Security Agent (as applicable) may refrain from acting in accordance with any instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.

(i)	Without prejudice to the remainder of this Clause 28.3, in the absence of instructions, each of the Agents and the Security Agent may act (or refrain from acting) as it considers to be in the best interest of (in the case of the Facility Agent) the Finance Parties and (in the case of the Security Agent) the Secured Parties, provided that the Security Agent shall not be obliged to act (or refrain from taking action) unless and until it shall have been instructed so to do by the Facility Agent.

(j)	None of the Agents nor the Security Agent is authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (j) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Security Documents or enforcement of the Transaction Security or Security Documents.

28.4	Duties of the Agents and the Security Agent

(a)	The duties of each Agent and the Security Agent under the Finance Documents are solely mechanical and administrative in nature.

(b)	Subject to paragraph (c) below, each of the Agents and the Security Agent shall promptly forward to a Party the original or a copy of any document which is delivered to that Agent or the Security Agent (as applicable) for that Party by any other Party.

(c)	Without prejudice to Clause 26.8 (Copy of Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation to Company), paragraph (b) above shall not apply to any Transfer Certificate, any Assignment Agreement, any Increase Confirmation or any Accordion Increase Confirmation.

(d)	Except where a Finance Document specifically provides otherwise, none of the Agents nor the Security Agent is obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)	If an Agent or the Security Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)	If an Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than an Agent, an Arranger or the Security Agent) under this Agreement, it shall promptly notify the other Finance Parties.

(g)	Each Agent shall provide to the Company within five Business Days of a request by the Company (but no more frequently than once per calendar month), a list (which may be in electronic form) setting out the names of the Lenders as at the date of that request, their respective Commitments, the address (and the department or officer, if any, for whose attention any communication is to be made) of each Lender for any communication to be made or document to be delivered under or in connection with the Finance Documents, the electronic mail address and/or any other information required to enable the transmission of information by electronic mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by an Agent to that Lender under the Finance Documents.

(h)	Each of the Agents and the Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

28.5	Role of the Arranger

Except as specifically provided in the Finance Documents, no Arranger has obligations of any kind to any other Party under or in connection with any Finance Document.

28.6	No fiduciary duties

(a)	Nothing in any Finance Document constitutes:

(i)	an Agent or an Arranger as a trustee or fiduciary of any other person; or

(ii)	the Security Agent as an agent, trustee or fiduciary of any Obligor.

(b)	None of the Agents, the Security Agent nor the Arrangers shall be bound to account to any other Finance Party or (in the case of the Security Agent) any Secured Party for any sum or the profit element of any sum received by it for its own account.

28.7	Business with the Group

Each Agent, the Security Agent and Arranger may accept deposits from, lend money to and generally engage in any kind of banking or other business with any Obligor or Affiliate of an Obligor.

28.8	Rights and discretions

(a)	Each of the Agents and the Security Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Majority Lenders, any Finance Parties or any group of Finance Parties (or in the case of the Security Agent, received by it from the Facility Agent) are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	call for and rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	Each of the Agents and the Security Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Finance Parties or security agent for the Secured Parties) that:

(i)	no Default has occurred (unless, in the case of an Agent, it has actual knowledge of a Default arising under Clause 25.1 (Non-payment));

(ii)	any right, power, authority or discretion vested in any Party or any group of Finance Parties has not been exercised; and

(iii)	any notice or request made by the Company (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	Each of the Agents and the Security Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)	Without prejudice to the generality of paragraph (c) above or paragraph (e) below, each of the Agents and the Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to an Agent or the Security Agent (as applicable), (and so separate from any lawyers instructed by the Lenders) if an Agent or the Security Agent (as applicable) in its reasonable opinion deems this to be desirable.

(e)	Each of the Agents and the Security Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by any Agent or by the Security Agent or by any other Party and whether or not liability in relation thereto is limited by reference to a monetary cap, methodology or otherwise) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	Each of the Agents and the Security Agent may act in relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of, any such person, unless such error or such loss was directly caused by an Agent's or the Security Agent's (as applicable) gross negligence or wilful misconduct.

(g)	Unless a Finance Document expressly provides otherwise each of the Agents and the Security Agent may disclose to any other Party any information it reasonably believes it has received as agent or security agent under the Finance Documents.

(h)	Without prejudice to the generality of paragraph (g) above, each Agent:

(i)	may disclose; and

(ii)	on the written request of the Company or the Majority Lenders shall, as soon as reasonably practicable, disclose the identity of a Defaulting Lender to the Company and to the other Finance Parties.

(i)	Notwithstanding any other provision of any Finance Document to the contrary, none of the Agents, the Security Agent nor the Arranger is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality. The Security Agent may refrain (without liability) from doing anything that would or might in its opinion constitute a breach of, or be contrary to, any law of any state or jurisdiction (including, but not limited to, The Netherlands, the United States of America or any jurisdiction forming a part of it, the European Union and England and Wales) or any directive or regulation of any agency of any such state or jurisdiction and may without liability do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

(j)	Notwithstanding any provision of any Finance Document to the contrary, none of the Agents nor the Security Agent is obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

28.9	Responsibility for documentation

None of the Agents, the Security Agent nor any Arranger is responsible or liable for:

(a)	the adequacy, accuracy or completeness of any information (whether oral or written) supplied by an Agent, the Security Agent, an Arranger, an Obligor or any other person in or in connection with any Finance Document or the Information Memorandum or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)	checking, enquiring or investigating the adequacy, accuracy or completeness of any communication delivered to it under any of the Finance Documents, any legal or other opinions, reports, valuations, certificates, appraisals or other documents delivered or made or required to be delivered or made at any time in connection with any of the Finance Documents, any security to be constituted thereby or any other report or other document, statement or information circulated, delivered or made, whether orally or otherwise and whether before, on or after the date thereof; or

(d)	any determination as to whether any information provided or to be provided to any Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

28.10	No duty to monitor

None of the Agents nor the Security Agent shall be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred,

and each Agent and the Security Agent shall be entitled to assume, unless it has received express notice to the contrary, that each other Party is complying with its obligations under the Finance Documents.

28.11	Exclusion of liability

(a)	Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of an Agent, the Security Agent or any Receiver or Delegate), none of the Agents, the Security Agent nor any Receiver or Delegate will be liable (including, without limitation, for negligence or any other category of liability whatsoever) for:

(i)	any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Security Property, unless directly caused by its gross negligence or wilful misconduct;

(ii)	exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property;

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)	No Party (other than an Agent, the Security Agent, that Receiver or that Delegate (as applicable)) may take any proceedings against any officer, employee or agent of an Agent, the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Agent, the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Security Property and any officer, employee or agent of an Agent, the Security Agent, a Receiver or a Delegate may rely on this Clause 28.11 subject to Clause 1.4 (Third party rights) and the provisions of the Third Parties Act.

(c)	None of the Agents nor the Security Agent will be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by an Agent or the Security Agent (as applicable) if an Agent or the Security Agent (as applicable) has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by an Agent or the Security Agent (as applicable) for that purpose.

(d)	Nothing in this Agreement shall oblige an Agent, the Security Agent or an Arranger to carry out:

(i)	any "know your customer" or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party or for any Affiliate of any Finance Party,

on behalf of any Finance Party and each Finance Party confirms to each Agent, the Security Agent and each Arranger that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by an Agent, the Security Agent or an Arranger.

(e)	Without prejudice to any provision of any Finance Document excluding or limiting the liability of an Agent, the Security Agent, any Receiver or Delegate, any liability of an Agent, the Security Agent, any Receiver or Delegate arising under or in connection with any Finance Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of an Agent, the Security Agent, Receiver or Delegate or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to an Agent, the Security Agent, any Receiver or Delegate at any time which increase the amount of that loss. In no event shall an Agent, the Security Agent, any Receiver or Delegate be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not an Agent, the Security Agent, the Receiver or Delegate has been advised of the possibility of such loss or damages.

28.12	Lenders' indemnity to the Facility Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Facility Agent, within three Business Days of demand, against any cost, loss or liability, including without limitation, for negligence or any other category of liability whatsoever incurred by the Facility Agent (otherwise than by reason of the Facility Agent’s gross negligence or wilful misconduct) (or in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to payment systems etc.) notwithstanding the Facility Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) in acting as Facility Agent under the Finance Documents (unless the Facility Agent has been reimbursed by an Obligor pursuant to a Finance Document).

28.13	Lenders' indemnity to the Security Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability, including, without limitation, for negligence or any other category of liability whatsoever incurred by any of them (otherwise than by reason of that Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under the Finance Documents (unless the Security Agent, the Receiver or the Delegate has been reimbursed by an Obligor pursuant to a Finance Document).

28.14	Resignation of the Agents and the Security Agent

(a)	Each of the Agents and the Security Agent may resign (without giving any reason) and appoint one of its Affiliates (acting through an office in a financial centre in the United States in the same time zone as New York in the case of the U.S. Dollar Swingline Agent) as successor by giving notice to the other Finance Parties and the Company.

(b)	Alternatively, an Agent or the Security Agent may resign (without giving any reason) by giving 30 days' notice to the other Finance Parties and the Company, in which case the Majority Lenders (after consultation with the other Finance Parties and the Company) may appoint a successor Agent or Security Agent (as applicable).

(c)	If the Majority Lenders have not appointed a successor Agent or Security Agent in accordance with paragraph (b) above within 20 days after notice of resignation has been given, the retiring Agent or Security Agent (as applicable) (after consultation with the other Finance Parties and the Company) may appoint a successor Agent or Security Agent (as applicable) (acting through an office in the United Kingdom or a financial centre in the United States in the same time zone as New York in the case of the U.S. Dollar Swingline Agent).

(d)	If an Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and that Agent is entitled to appoint a successor Agent under paragraph (c) above, an Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this Clause 28 and any other term of this Agreement dealing with the rights or obligations of that Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Agent's normal fee rates and those amendments will bind the Parties.

(e)	The retiring Agent or Security Agent (as applicable) shall, at the Company’s cost, make available to the successor Agent or Security Agent (as applicable) such documents and records and provide such assistance as the successor Agent or Security Agent may reasonably request for the purposes of performing its functions as Agent or Security Agent (as applicable) under the Finance Documents.

(f)	The resignation notice of an Agent or Security Agent (as applicable) shall only take effect upon:

(i)	the appointment of a successor; and

(ii)	(in the case of the Security Agent), the transfer of the Security Property to that successor.

Upon the appointment of a successor, the retiring Agent or Security Agent (as applicable) shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) of Clause 28.27 (Winding up of security agent arrangements) and (e) above) but shall remain entitled to the benefit of Clause 16.3 (Indemnity to each Agent), Clause 16.4 (Indemnity to the Security Agent), Clause 18 (Costs and expenses) and this Clause 28 (and any fees for the account of the retiring Agent or Security Agent (as applicable) shall cease to accrue from (and shall be payable on) that date). Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)	An Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (c) above) if, on or after the date which is three months before the earliest FATCA Application Date relating to any payment to that Agent under the Finance Documents, either:

(i)	that Agent fails to respond to a request under Clause 14.8 (FATCA information) and a Lender reasonably believes that that Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)	the information supplied by that Agent pursuant to Clause 14.8 (FATCA information) indicates that that Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	that Agent notifies the Company and the Lenders that it will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date,

and (in each case) a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if that Agent were a FATCA Exempt Party, and that Lender, by notice to that Agent, requires it to resign.

28.15	Replacement of an Agent

(a)	After consultation with the Company, the Majority Lenders may, by giving 30 days' notice to an Agent (or, at any time an Agent is an Impaired Agent, by giving any shorter notice determined by the Majority Lenders), replace that Agent by appointing a successor Agent (acting through an office in a financial centre in the United States in the same time zone as New York in the case of the U.S. Dollar Swingline Agent).

(b)	The retiring Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Lenders) make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.

(c)	The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) above) but shall remain entitled to the benefit of Clause 16.3 (Indemnity to each Agent) and this Clause 28 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).

(d)	Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

28.16	Confidentiality

(a)	In acting as agent or security agent for the Finance Parties or Secured Parties, each Agent or Security Agent (as applicable) shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of an Agent or Security Agent, it may be treated as confidential to that division or department and that Agent or Security Agent (as applicable) shall not be deemed to have notice of it.

28.17	Relationship with the other Finance Parties

(a)	Subject to Clause 26.10 (Pro rata interest settlement), each Agent may treat the person shown in its records as Lender at the opening of business (in the place of that Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)	Any Lender may by notice to each Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address and (where communication by electronic mail or other electronic means is permitted under Clause 34.6 (Electronic communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, electronic mail address (or such other information), department and officer by that Lender for the purposes of Clause 34.2 (Addresses) and paragraph (a)(ii) of Clause 34.6 (Electronic communication) and each Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

(c)	Each Secured Party shall supply the Security Agent with any information that the Security Agent may reasonably specify as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent.

28.18	Credit appraisal by the Lenders

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to each Agent, the Security Agent and each Arranger that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document, including, but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)	whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Security Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(d)	the adequacy, accuracy or completeness of the Information Memorandum and any other information provided by an Agent, the Security Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)	the right or title of any person in or to, or the value or sufficiency of any part of, the Security Assets, the priority of any of the Transaction Security or the existence of any Security affecting the Security Assets.

28.19	Deduction from amounts payable by an Agents or Security Agent

If any Party owes an amount to an Agent or the Security Agent under the Finance Documents, that Agent or the Security Agent (as the case may be) may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which that Agent or the Security Agent (as the case may be) would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

28.20	Reliance and engagement letters

Each Finance Party and Secured Party confirms that each of the Arrangers, the Agents and the Security Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by an Arranger, an Agent or the Security Agent) the terms of any reliance letter or engagement letters relating to any reports or letters provided by accountants, auditors or providers of due diligence reports in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

28.21	No responsibility to perfect Transaction Security

The Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Obligor to any of the Security Assets;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Finance Document or the Transaction Security;

(c)	register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Finance Document or of the Transaction Security;

(d)	take, or to require any Obligor to take, any step to perfect its title to any of the Security Assets or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or

(e)	require any further assurance in relation to any Security Document.

28.22	Custodians and nominees

The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any Security Property as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the Security Property and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

28.23	Insurance by Security Agent

The Security Agent shall not be obliged:

(a)	to insure any of the Security Assets;

(b)	to require any other person to maintain any insurance; or

(c)	to verify any obligation to arrange or maintain insurance contained in any Finance Document,

and the Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance and nor shall the Security Agent be liable for paying any premiums in respect of any insurance policy. Where the Security Agent is to be named on any insurance policy, it should be named as a loss payee.

28.24	Delegation by the Security Agent

(a)	Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.

(b)	That delegation may be made upon any terms and conditions (including the power to sub-delegate) subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Secured Parties.

(c)	No Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of any such delegate or sub-delegate.

28.25	Additional Security Agents

(a)	The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:

(i)	if it considers that appointment to be in the interests of the Secured Parties;

(ii)	for the purposes of conforming to any legal requirement, restriction or condition which the Security Agent deems to be relevant; or

(iii)	for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Company and the Secured Parties of that appointment.

(b)	Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Security Agent under or in connection with the Finance Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.

(c)	The remuneration that the Security Agent may pay to that person, and any costs and expenses incurred by that person in performing its functions pursuant to that appointment, shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

28.26	Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any Obligor may have to any of the Security Assets and shall not be liable for, or bound to require any Obligor to remedy, any defect in its right or title. The Security Agent shall not be required to be or to become the registered holder of title of any Security Asset prior to enforcement of the Security Property.

28.27	Winding up of security agent arrangements

If the Security Agent, with the approval of the Facility Agent, determines that:

(a)	all of the Secured Liabilities and all other obligations secured by the Security Documents have been fully and finally discharged; and

(b)	no Secured Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Obligor pursuant to the Finance Documents,

then:

(i)	the security agent arrangements and the trusts set out in this Agreement shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Security Documents; and

(ii)	any Security Agent which has resigned pursuant to Clause 28.14 (Resignation of the Agents and the Security Agent) shall release, without recourse or warranty, all of its rights under each Security Document.

28.28	Powers supplemental to Trustee Acts

The rights, powers, authorities and discretions given to the Security Agent under or in connection with the Finance Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by law or regulation or otherwise.

28.29	Disapplication of Trustee Acts

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

28.30	Appointment of agents

The Security Agent may, instead of acting personally, employ any agent on any terms, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Security Agent (including the receipt and payment of money) and the Security Agent shall not be responsible for any misconduct on the part of any person approved by it hereunder or be bound to supervise the proceedings or acts of any such person appointed with reasonable care hereunder.

28.31	Deductions or withholding

The Security Agent is not responsible for making any deductions or withholding in respect of Taxes or other governmental charges in respect of any amounts paid by or on behalf of the Security Agent from the proceeds of any enforcement or realisation of the Security Property.

28.32	Amounts paid in error

(a)	If the Facility Agent pays an amount to another Party and the Facility Agent notifies that Party that that payment was an Erroneous Payment then the Party to whom that amount was paid by the Facility Agent shall on demand refund the same to the Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Facility Agent, calculated by the Facility Agent to reflect its cost of funds.

(b)	The rights and remedies of the Facility Agent (whether arising under this Clause 28.32 or otherwise) which relate to an Erroneous Payment will not be affected by any act, omission, matter or thing which, but for this paragraph (b), would reduce, release or prejudice any such right or remedy (whether or not known by the Facility Agent or any other Party).

(c)	All payments to be made by a Party to the Facility Agent (whether made pursuant to this Clause 28.32 or otherwise) which relate to an Erroneous Payment shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

29.	Application of Proceeds

29.1	Order of application

Subject to Clause 29.2 (Prospective liabilities), all amounts from time to time received or recovered by the Security Agent pursuant to the terms of any Finance Document or in connection with the realisation or enforcement of all or any part of the Transaction Security (for the purposes of this Clause 29, the "Recoveries") shall be held by the Security Agent for application at any time as the Security Agent (in its discretion) sees fit, to the extent permitted by applicable law (and subject to the provisions of this Clause 29), in the following order:

(d)	in discharging any sums owing to the Security Agent, any Receiver or any Delegate;

(e)	in payment of all costs and expenses incurred by each Agent or any Secured Party in connection with any realisation or enforcement of the Transaction Security taken in accordance with the terms of this Agreement; and

(f)	in payment to an Agent for application in accordance with Clause 32.6 (Partial payments).

29.2	Prospective liabilities

Following acceleration, the Security Agent may, in its discretion, hold any amount of the Recoveries in an interest-bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) for later application under Clause 29.1 (Order of application) in respect of:

(a)	any sum to the Security Agent, any Receiver or any Delegate; and

(b)	any part of the Secured Liabilities,

that the Security Agent reasonably considers, in each case, might become due or owing at any time in the future.

29.3	Investment of proceeds

Prior to the application of the proceeds of the Recoveries in accordance with Clause 29.1 (Order of application), the Security Agent may, in its discretion, hold all or part of those proceeds in an interest-bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) pending the application from time to time of those moneys in the Security Agent's discretion in accordance with the provisions of this Clause 29.3.

29.4	Currency Conversion

(a)	For the purpose of, or pending the discharge of, any of the Secured Liabilities, the Security Agent may convert any moneys received or recovered by the Security Agent from one currency to another, at a market rate of exchange.

(b)	The obligations of any Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

29.5	Permitted Deductions

The Security Agent shall be entitled, in its discretion:

(a)	to set aside by way of reserve amounts required to meet, and to make and pay, any deductions and withholdings (on account of taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement; and

(b)	to pay all Taxes which may be assessed against it in respect of any of the Security Assets, or as a consequence of performing its duties, or by virtue of its capacity as Security Agent under any of the Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

29.6	Good Discharge

(a)	Any payment to be made in respect of the Secured Liabilities by the Security Agent may be made to the Facility Agent on behalf of the Finance Parties and any payment made in that way shall be a good discharge, to the extent of that payment, by the Security Agent.

(b)	The Security Agent is under no obligation to make the payments to the Facility Agent under paragraph (a) above in the same currency as that in which the obligations and liabilities owing to the relevant Finance Party are denominated.

30.	Conduct of business by the Secured Parties

No provision of this Agreement will:

(a)	interfere with the right of any Secured Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Secured Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Secured Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

31.	Sharing among the Finance Parties

31.1	Payments to Finance Parties

If a Finance Party (a "Recovering Finance Party") receives or recovers any amount from an Obligor other than in accordance with Clause 32 (Payment mechanics) (a "Recovered Amount") and applies that amount to a payment due under the Finance Documents, then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery to the Facility Agent;

(b)	the Facility Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the relevant Agent and distributed in accordance with Clause 32 (Payment mechanics), without taking account of any Tax which would be imposed on the relevant Agent in relation to the receipt, recovery or distribution; and

(c)	the Recovering Finance Party shall, within three Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 32.6 (Partial payments).

31.2	Redistribution of payments

The Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause 32.6 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.

31.3	Recovering Finance Party's rights

On a distribution by the Facility Agent under Clause 31.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

31.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)	each Sharing Finance Party shall, upon request of the Facility Agent, pay to the Facility Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

31.5	Exceptions

(a)	This Clause 31 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause 31, have a valid and enforceable claim against the relevant Obligor.

(b)	A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)	that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable after having received notice and did not take separate legal or arbitration proceedings.

SECTION 11

ADMINISTRATION

32.	Payment mechanics

32.1	Payments to the Agents

(a)	On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor (subject to Clause 32.12 (Payments to the Security Agent)) or Lender shall make the same available:

(i)	in relation to a payment in respect of a U.S. Dollar Swingline Loan, to the U.S. Dollar Swingline Agent;

(ii)	in relation to a payment in relation to a Euro Swingline Loan or a Sterling Swingline Loan, to the €/£ Swingline Agent;

(iii)	in relation to a payment in relation to a Swiss Francs Swingline Loan, to the Swiss Francs Swingline Agent;

(iv)	in relation to a payment in relation to a Danish Krone Swingline Loan/Norwegian Krone Swingline Loan/Swedish Krona Swingline Loan, to the Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent;

(v)	in relation to a payment in relation to a Swingline Facility F Nordic Loan, to the Facility F Swingline Agent; and

(vi)	in relation to any other payment, to the Facility Agent,

(unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the relevant Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre in a Participating Member State or London, in the case of a U.S. Dollar Swingline Loan, New York) and with such bank as the relevant Agent, in each case, specifies.

32.2	Distributions by the Agents

Each payment received by an Agent under the Finance Documents for another Party shall, subject to Clause 32.3 (Distributions to an Obligor) and Clause 32.4 (Clawback and pre-funding) and Clause 32.12 (Payments to the Security Agent) and Schedule 6 (Borrowing Base), be made available by the relevant Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the relevant Agent by not less than five Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London, as specified by that Party).

32.3	Distributions to an Obligor

Each Agent and the Security Agent may (with the consent of the Obligor or in accordance with Clause 33 (Set-off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

32.4	Clawback and pre-funding

(a)	Where a sum is to be paid to an Agent or the Security Agent under the Finance Documents for another Party, that Agent or, as the case may be, the Security Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)	Unless paragraph (c) below applies, if an Agent or the Security Agent pays an amount to another Party and it proves to be the case that the relevant Agent or the Security Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by that Agent or, as the case may be, the Security Agent shall on demand refund the same to that Agent or, as the case may be, the Security Agent together with interest on that amount from the date of payment to the date of receipt by that Agent or, as the case may be, the Security Agent, calculated by it to reflect its cost of funds.

(c)	If an Agent is willing to make available amounts for the account of the Company before receiving funds from the Lenders, then, if and to the extent that that Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Company:

(i)	that Agent shall notify the Company of that Lender's identity and the Company shall on demand refund it to that Agent; and

(ii)	the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Company, shall on demand pay to that Agent the amount (as certified by that Agent) which will indemnify that Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

32.5	Impaired Agent

(a)	If, at any time, an Agent becomes an Impaired Agent, an Obligor or a Lender which is required to make a payment under the Finance Documents to that Agent in accordance with Clause 32.1 (Payments to the Agents) may instead either:

(i)	pay that amount directly to the required recipient(s); or

(ii)	if in its absolute discretion it considers that it is not reasonably practicable to pay that amount directly to the required recipient(s), pay that amount or the relevant part of that amount to an interest-bearing account held with an Acceptable Bank and, in relation to which no Insolvency Event has occurred and is continuing, in the name of the Obligor or the Lender making the payment (the "Paying Party") and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Finance Documents (the "Recipient Party" or "Recipient Parties").

In each case, such payments must be made on the due date for payment under the Finance Documents.

(b)	All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the Recipient Party or the Recipient Parties pro rata to their respective entitlements.

(c)	A Party which has made a payment in accordance with this Clause 32.5 shall be discharged of the relevant payment obligation under the Finance Documents and shall not take any credit risk with respect to the amounts standing to the credit of the trust account.

(d)	Promptly upon the appointment of a successor Agent in accordance with Clause 28.15 (Replacement of the Agents), each Paying Party shall (other than to the extent that Party has given an instruction pursuant to paragraph (e) below) give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Agent for distribution to the relevant Recipient Party or Recipient Parties in accordance with Clause 32.2 (Distributions by the Agent).

(e)	A Paying Party shall, promptly upon request by a Recipient Party and to the extent:

(i)	that it has not given an instruction pursuant to paragraph (d) above; and

(ii)	that it has been provided with the necessary information by that Recipient Party,

give all requisite instructions to the bank with whom the trust account is held to transfer the relevant amount (together with any accrued interest) to that Recipient Party.

32.6	Partial payments

(a)	If an Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, that Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid amount owing to each Agent, the Security Agent, any Receiver or Delegate;

(ii)	secondly, in or towards payment pro rata of any unpaid amount owing to each Arranger under the Finance Documents;

(iii)	thirdly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under this Agreement;

(iv)	fourthly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

(v)	fifthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b)	The Facility Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(iii) to (v) above.

(c)	Paragraphs (a) and (b) above will override any appropriation made by an Obligor.

32.7	No set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

32.8	Business Days

(a)	Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement, interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

32.9	Currency of account

(a)	Subject to paragraphs (b) to (e) below, the Base Currency is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)	A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated, pursuant to this Agreement, on its due date.

(c)	Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement, when that interest accrued.

(d)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(e)	Any amount expressed to be payable in a currency other than the Base Currency shall be paid in that other currency.

32.10	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)	any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Company); and

(ii)	any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).

(b)	If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.

32.11	Disruption to payment systems etc.

If either the Facility Agent determines (in its discretion) that a Disruption Event has occurred or the Facility Agent is notified by the Company that a Disruption Event has occurred:

(a)	the Facility Agent may, and shall if requested to do so by the Company, consult with the Company with a view to agreeing with the Company such changes to the operation or administration of the Facility as the Facility Agent may deem necessary in the circumstances;

(b)	the Facility Agent shall not be obliged to consult with the Company in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)	the Facility Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)	any such changes agreed upon by the Facility Agent and the Company shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 38 (Amendments and waivers);

(e)	the Facility Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation, for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 32.11; and

(f)	the Facility Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

32.12	Payments to the Security Agent

Notwithstanding any other provision of any Finance Document, at any time after any Security created by or pursuant to any Security Document becomes enforceable, the Security Agent may require:

(a)	any Obligor to pay all sums due under any Finance Document; or

(b)	an Agent to pay all sums received or recovered from an Obligor under any Finance Document,

in each case as the Security Agent may direct for application in accordance with the terms of the Security Documents.

32.13	Parallel Debt

(a)	Each Obligor hereby irrevocably and unconditionally undertakes to pay to the Security Agent amounts equal to any amounts owing from time to time by that Obligor to any Secured Party under any Finance Document as and when those amounts are due.

(b)	Each Obligor and the Security Agent acknowledge that the obligations of each Obligor under paragraph (a) are several and are separate and independent from, and shall not in any way limit or affect, the corresponding obligations of that Obligor to any Secured Party under any Finance Document (its "Corresponding Debt") and the amounts for which each Obligor is liable under paragraph (a) (its "Parallel Debt") shall not be limited or affected in any way by its Corresponding Debt, provided that:

(i)	the Parallel Debt of each Obligor shall be decreased to the extent that its Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged;

(ii)	the Corresponding Debt of each Obligor shall be decreased to the extent that its Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(iii)	the amount of the Parallel Debt of an Obligor shall at all times be equal to the amount of its Corresponding Debt.

(c)	For the purpose of this Clause 32.13, the Security Agent acts in its own name and not as a trustee, and its claims in respect of the Parallel Debt shall not be held on trust. The Security granted under the Finance Documents to the Security Agent to secure the Parallel Debt is granted to the Security Agent in its capacity as creditor of the Parallel Debt and shall not be held on trust.

(d)	All monies received or recovered by the Security Agent pursuant to this Clause 32.13, and all amounts received or recovered by the Security Agent from or by the enforcement of any Security granted to secure the Parallel Debt, shall be applied in accordance with Clause 32.6 (Partial payments).

(e)	Without limiting or affecting the Security Agent's rights against the Obligors (whether under this Clause 32.13 or under any other provision of the Finance Documents), each Obligor acknowledges that:

(i)	nothing in this Clause 32.13 shall impose any obligation on the Security Agent to advance any sum to any Obligor or otherwise under any Finance Document, except in its capacity as Lender; and

(ii)	for the purpose of any vote taken under any Finance Document, the Security Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a Lender.

33.	Set-off

While an Event of Default is continuing, a Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party (other than in its capacity, if any, as a Clearing Participant or Co-operating Clearing House) to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

34.	Notices

34.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by letter.

34.2	Addresses

The address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of the Company or the Guarantor, that identified with its name below;

(b)	in the case of each Lender, that notified in writing to the Facility Agent on or prior to the date on which it becomes a Party; and

(c)	in the case of each Agent and the Security Agent, that identified with its name below,

or any substitute address or department or officer as the Party may notify to the Facility Agent (or the Facility Agent may notify to the other Parties, if a change is made by the Facility Agent) by not less than five Business Days' notice.

34.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective, if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 34.2 (Addresses), if addressed to that department or officer.

(b)	Any communication or document to be made or delivered to an Agent or the Security Agent will be effective only when actually received by that Agent or the Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the relevant Agent’s or the Security Agent’s signature below (or any substitute department or officer as the relevant Agent or the Security Agent shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Facility Agent or, where appropriate, a Swingline Agent copied to the Facility Agent.

(d)	Any communication or document made or delivered to the Company in accordance with this Clause 34 will be deemed to have been made or delivered to each of the Obligors.

(e)	Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

34.4	Notification of address

Promptly upon changing its address, the relevant Agent shall notify the other Parties.

34.5	Communication when Agent is Impaired Agent

If an Agent is an Impaired Agent, the Parties and the Collateral Monitor may, instead of communicating with each other through such Agent, communicate with each other directly and (while such Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by such Agent shall be varied so that communications may be made and notices given to or by the relevant Parties or the Collateral Monitor directly. This provision shall not operate after a replacement Agent has been appointed.

34.6	Electronic communication

(a)	Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice.

(b)	Any such electronic communication as specified in paragraph (a) above to be made between an Obligor and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication.

(c)	Any such electronic communication as specified in paragraph (a) above made between any two Parties will be effective only when actually received (or made available) in readable form and, in the case of any electronic communication made by a Party to an Agent, only if it is addressed in such a manner as the relevant Agent shall specify for this purpose.

(d)	Any electronic communication which becomes effective, in accordance with paragraph (c) above, after 5:00 p.m. in the place in which the Party to whom the relevant communication is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)	Any reference in a Finance Document to a communication being sent or received shall be construed to include that communication being made available in accordance with this Clause 34.6.

34.7	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)	if not in English, and if so required by an Agent or the Security Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

35.	Calculations and certificates

35.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

35.2	Certificates and Determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

35.3	Day count convention and interest calculation

(a)	Subject to paragraph (b) below, any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated:

(i)	on the basis of the actual number of days elapsed and a year of 360 days (or, in any case where the practice in the Relevant Market differs, in accordance with that market practice); and

(ii)	subject to paragraph (c) below, without rounding.

(b)	All computations of interest for any U.S. Dollar Swingline Loan when the Swingline Rate is determined by reference to Bank of America's "prime commercial lending rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.

(c)	The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by an Obligor under a Finance Document shall be rounded to 2 decimal places.

36.	Partial invalidity

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

37.	Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No waiver or election to affirm any Finance Document on the part of any Finance Party shall be effective unless in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

38.	Amendments and waivers

38.1	Required consents

(a)	Subject to Clause 38.2 (All Lender matters) and Clause 38.3 (Other exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Obligors and any such amendment or waiver will be binding on all Parties.

(b)	The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 38.

(c)	Paragraph (c) of Clause 26.10 (Pro rata interest settlement) shall apply to this Clause 38.

38.2	All Lender matters

Subject to Clause 38.7 (Changes to reference rates) an amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to:

(a)	the definition of "Majority Lenders" in Clause 1.1 (Definitions);

(b)	an extension to the date of payment of any amount under the Finance Documents;

(c)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(d)	a change in currency of payment of any amount under the Finance Documents;

(e)	an increase in any Commitment, an extension of any Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the Facility;

(f)	a change to the Company or the Guarantor other than in accordance with Clause 27 (Changes to the Obligors);

(g)	any provision which expressly requires the consent of all the Lenders;

(h)	Clause 2.4 (Finance Parties' rights and obligations), Clause 5.1 (Delivery of a Utilisation Request for Revolving Loans), Clause 6.1 (Delivery of a Utilisation Request for Swingline Loans), Clause 9.1 (Illegality), Clause 9.2 (Change of control and Cboe Merger Event), Clause 9.8 (Application of prepayments), Clause 26 (Changes to the Lenders), Clause 27 (Changes to the Obligors), Clause 31 (Sharing among the Finance Parties), Clause 43 (Governing law), Clause 44.1 (Jurisdiction) or this Clause 38;

(i)	the release of any Security created pursuant to any Security Document or of any Collateral (except as provided in any Security Document);

(j)	the nature or scope of the guarantee and indemnity granted under Clause 19 (Guarantee and indemnity); or

(k)	changes to the Securities Discount and/or the Currency Discount as set out in Part I of Schedule 6 (Borrowing Base),

shall not be made without the prior consent of all the Lenders.

38.3	Other exceptions

(a)	An amendment or waiver which relates to the rights or obligations of an Agent, the Security Agent or an Arranger (each in their capacity as such) may not be effected without the consent of that Agent, the Security Agent or that Arranger, as the case may be.

(b)	Any amendment or waiver applies or would, but for this paragraph (b), apply which:

(i)	relates only to the rights or obligations applicable to a particular Loan, Facility or class of Lender; and

(ii)	does not materially and adversely affect the rights or interest of Lenders in respect of any other Loan or Facility or another class of Lender,

may be made in accordance with this Clause 38 but as if references in this Clause 38 to the specified proportion of Lender (including, for the avoidance of doubt, all the Lenders) whose consent would, but for this paragraph (b), be required for that amendment or waiver were to that proportion of the Lenders participating in that particular Loan or Facility or forming part of that particular class.

38.4	Disenfranchisement of Defaulting Lenders

(a)	For so long as a Defaulting Lender has any Available Commitment, in ascertaining:

(i)	the Majority Lenders; or

(ii)	whether:

(A)	any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments under the relevant Facility/ies; or

(B)	the agreement of any specified group of Lenders,

has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents,

that Defaulting Lender's (and its Related Lender’s) Commitments under the relevant Facility/ies will be reduced by the amount of its Available Commitments under the Facility/ies and:

(iii)	to the extent that that reduction results in that Defaulting Lender’s Total Commitments being zero, that Defaulting Lender shall be deemed not to be a Lender for the purposes of paragraphs (i) and (ii) above; and

(iv)	to the extent that that reduction results in that Defaulting Lender’s Swingline Commitment being zero, that Defaulting Lender shall be deemed not to be a Swingline Lender for the purposes of paragraph (ii)(B) above.

(b)	For the purposes of this Clause 38.4, an Agent may assume that the following Lenders are Defaulting Lenders:

(i)	any Lender which has notified that Agent that it has become a Defaulting Lender; and

(ii)	any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraph (a), (b) or (c) of the definition of "Defaulting Lender" has occurred (and, in the case of the events and circumstances referred to in paragraph (a) of the definition of "Defaulting Lender", none of the exceptions referred to in that definition apply), unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by that Agent) or that Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender.

38.5	Excluded Commitments

If any Defaulting Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any term of any Finance Document or any other vote of Lenders under the terms of this Agreement within 15 Business Days (unless the Company and the Facility Agent agree to a longer time period in relation to any request) of that request being made:

(a)	its Commitment(s) shall not be included for the purpose of calculating the Total Commitments under the Facility/ies when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and

(b)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

38.6	Replacement of a Defaulting Lender

(a)	The Company may, at any time a Lender has become and continues to be a Defaulting Lender, by giving three Business Days' prior written notice to the Facility Agent and such Lender:

(i)	replace such Lender by requiring such Lender to (and, to the extent permitted by law such Lender shall) transfer pursuant to Clause 26 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement;

(ii)	require such Lender to (and, to the extent permitted by law such Lender shall) transfer pursuant to Clause 26 (Changes to the Lenders) all (and not part only) of:

(A)	the undrawn Commitment of the Lender; and

(B)	the undrawn Swingline Commitment of the Lender; or

(iii)	require such Lender to (and, to the extent permitted by law such Lender shall) transfer pursuant to Clause 26 (Changes to the Lenders) all (and not part only) of its rights and obligations in respect of its Revolving Facility or its Swingline Facility, to a Lender or other bank, financial institution, trust, fund or other entity (a "Replacement Lender") selected by the Company and which confirms its willingness to assume and does assume all the obligations or all the relevant obligations of the transferring Lender in accordance with Clause 26 (Changes to the Lenders) for a purchase price in cash payable at the time of transfer which is either:

(A)	in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Loans and all accrued interest (to the extent that the Facility Agent has not given a notification under Clause 26.10 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents; or

(B)	in an amount agreed between that Defaulting Lender, the Replacement Lender and the Company and which does not exceed the amount described in paragraph (A) above.

(b)	Any transfer of rights and obligations of a Defaulting Lender pursuant to this Clause 38.6 shall be subject to the following conditions:

(i)	the Company shall have no right to replace an Agent or Security Agent;

(ii)	none of the Agents nor the Defaulting Lender shall have any obligation to the Company to find a Replacement Lender;

(iii)	the transfer must take place no later than three Business Days after the notice referred to in paragraph (a) above;

(iv)	in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Defaulting Lender pursuant to the Finance Documents;

(v)	the Defaulting Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer to the Replacement Lender; and

(vi)	the Defaulting Lender shall not be obliged to transfer its rights and obligations pursuant to paragraph (a) above to the extent that the transfer would result in that Lender (or its Affiliate) failing to meet the requirement set out in paragraph (f) of Clause 26.3 (Other conditions of assignment or transfer).

(c)	The Defaulting Lender shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Facility Agent and the Company when it is satisfied that it has complied with those checks.

38.7	Changes to reference rates

(a)	Subject to Clause 38.3 (Other exceptions), if a Published Rate Replacement Event has occurred in relation to any Published Rate for a currency which can be selected for a Loan, any amendment or waiver which relates to:

(i)	providing for the use of a Replacement Reference Rate in relation to that currency in place of that Published Rate; and

(ii)

(A)	aligning any provision of any Finance Document to the use of that Replacement Reference Rate;

(B)	enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement);

(C)	implementing market conventions applicable to that Replacement Reference Rate;

(D)	providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or

(E)	adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Facility Agent (acting on the instructions of the Majority Lenders) and the Company.

(b)	An amendment or waiver that relates to, or has the effect of, aligning the means of calculation of interest on an RFR Loan in any currency under this Agreement to any recommendation of a Relevant Nominating Body which:

(i)	relates to the use of a risk-free reference rate on a compounded basis in the international or any relevant domestic syndicated loan markets; and

(ii)	is issued on or after the date of the 2021 Amendment and Restatement Agreement,

may be made with the consent of the Facility Agent (acting on the instructions of the Majority Lenders) and the Company.

(c)	If any Lender fails to respond to a request for an amendment or waiver described in paragraph (a) or (b) above within 15 Business Days (or such longer time period in relation to any request which the Company and the Facility Agent may agree) of that request being made:

(i)	its Commitment(s) shall not be included for the purpose of calculating the Total Commitments under the Facility/ies when ascertaining whether any relevant percentage of Total Commitments has been obtained to approve that request; and

(ii)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

39.	Confidential Information

39.1	Confidentiality

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 39.2 (Disclosure of Confidential Information) and Clause 39.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

39.2	Disclosure of Confidential Information

Any Finance Party may disclose:

(a)	to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)	to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as an Agent and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(ii)	with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(iii)	appointed by any Finance Party or by a person to whom paragraph (b)(i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 28.17 (Relationship with the other Finance Parties));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (ii) above;

(v)	to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(vii)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 26.9 (Security over Lenders' rights);

(viii)	who is a Party; or

(ix)	with the consent of the Company;

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)	in relation to paragraphs (b)(i), (ii) and (iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)	in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)	in relation to paragraphs (b)(v), (vi) and (vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(c)	to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Company and the relevant Finance Party; and

(d)	to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information.

Nothing in any Finance Document shall prevent disclosure of any Confidential Information or other matter to the extent that preventing that disclosure would otherwise cause any transaction contemplated by the Finance Documents or any transaction carried out in connection with any transaction contemplated by the Finance Documents to become an arrangement described in Part II A 1 of Annex IV of Directive 2011/16/EU.

39.3	Disclosure to numbering service providers

(a)	Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facilities and/or one or more Obligors the following information:

(i)	names of Obligors;

(ii)	country of domicile of Obligors;

(iii)	place of incorporation of Obligors;

(iv)	date of this Agreement or the date of the 2021 Amendment and Restatement Agreement;

(v)	Clause 43 (Governing law);

(vi)	the names of an Agent and an Arranger;

(vii)	date of each amendment and restatement of this Agreement;

(viii)	amounts of, and names of, the Facilities (and any tranches);

(ix)	amount of Total Commitments;

(x)	the Base Currency and the Optional Currencies of the Facilities;

(xi)	type of the Facilities;

(xii)	ranking of the Facilities;

(xiii)	Termination Date of the Facilities;

(xiv)	changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and

(xv)	such other information agreed between such Finance Party and the Company,

to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)	The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facilities and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	The Company represents that none of the information set out in paragraphs (a)(i) to (xv) above is, nor will at any time be, unpublished price-sensitive information.

(d)	The Facility Agent shall notify the Company and the other Finance Parties of:

(i)	the name of any numbering service provider appointed by the Facility Agent in respect of this Agreement, the Facilities and/or one or more Obligors; and

(ii)	the number or, as the case may be, numbers assigned to this Agreement, the Facilities and/or one or more Obligors by such numbering service provider.

39.4	Entire agreement

This Clause 39 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

39.5	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation, including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

39.6	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Company:

(a)	of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 39.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 39.

39.7	Continuing obligations

The obligations in this Clause 39 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 months from the earlier of:

(a)	the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

40.	Confidentiality of Funding Rates

40.1	Confidentiality and disclosure

(a)	Each Agent and each Obligor agree to keep each Funding Rate confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b) and (c) below.

(b)	Each Agent may disclose:

(i)	any Funding Rate to the Company pursuant to Clause 10.5 (Calculation of interest on Swingline Loans) or Clause 10.8 (Notifications); and

(ii)	any Funding Rate to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Facility Agent and the relevant Lender, as the case may be.

(c)	An Agent may disclose any Funding Rate, and each Obligor may disclose any Funding Rate, to:

(i)	any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or is otherwise bound by requirements of confidentiality in relation to it;

(ii)	any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Facility Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances;

(iii)	any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Facility Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; and

(iv)	any person with the consent of the relevant Lender, as the case may be.

40.2	Related obligations

(a)	Each Agent and each Obligor acknowledge that each Funding Rate is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation, including securities law relating to insider dealing and market abuse and each Agent and each Obligor undertake not to use any Funding Rate for any unlawful purpose.

(b)	Each Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Lender, as the case may be:

(i)	of the circumstances of any disclosure made pursuant to paragraph (c)(ii) of Clause 40.1 (Confidentiality and disclosure) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(ii)	upon becoming aware that any information has been disclosed in breach of this Clause 40.

40.3	No Event of Default

No Event of Default will occur under Clause 25.3 (Other obligations) by reason only of an Obligor's failure to comply with this Clause 40.

41.	Counterparts

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document. The words "execution," "signed," and "signature," and words of like import in any Finance Document shall be deemed to include the consent of each party to any Finance Document to execute using electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

42.	Contractual Recognition of Bail-In

42.1	Bail-in

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

SECTION 12

GOVERNING LAW AND ENFORCEMENT

43.	Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

44.	Enforcement

44.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)	Notwithstanding paragraph (a) above, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

44.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law:

(a)	the Company irrevocably appoints its London office (ATTN: Compliance Department) of One Snowden Street, London, EC2A 2DQ United Kingdom, as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document;

(b)	the Guarantor irrevocably appoints Cboe Worldwide Holdings Limited (ATTN: Antonio Amelia, Company Secretary) of The Monument Building, 11 Monument Street, London, EC3R 8AF, United Kingdom, as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(c)	each of the Company and the Guarantor agrees that failure by a process agent to notify the Company or Guarantor, as applicable, of the process will not invalidate the proceedings concerned.

44.3	USA Patriot Act

Each Lender hereby notifies each Obligor that, pursuant to the requirements of the USA Patriot Act, such Lender is required to obtain, verify and record information that identifies such Obligor, which information includes the name and address of such Obligor and other information that will allow such Lender to identify such Obligor in accordance with the USA Patriot Act.

44.4	Waiver of Jury Trial

Each Party hereby waives any right it may have to a jury trial in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Finance Documents or any dealings between the Parties relating to the subject matter of this Agreement or the Lender/Company/Guarantor relationship. Each Party hereby acknowledges that this waiver is a material inducement to enter into a business relationship, it has relied on this waiver in entering into this Agreement and it will continue to rely on this waiver in related future dealings. Each Party hereby further warrants and represents that it has reviewed this waiver with its legal counsel and it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable and may not be modified other than by a written waiver specifically referring to this Clause 44.4 and executed by each of the Parties. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

44.5	U.S. QFC rules

To the extent that the Finance Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, "QFC Credit Support", and each such QFC, a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support:

(a)	In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Finance Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Finance Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)	As used in this Clause 44.5, the following terms have the following meanings:

"BHC Act Affiliate" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

"Covered Entity" means any of the following:

(i)	a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

"Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

"QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

This Agreement has been entered into on the date stated at the beginning of this Agreement.

Schedule 1
The Original Lenders

Part I
The Original Revolving Lenders

Name of Original Revolving Lender	Revolving Facility A Commitment (€)	Revolving Facility B Commitment	Revolving Facility C Commitment	Revolving Facility D Commitment	Revolving Facility E Commitment	Revolving Facility F Commitment
Bank of America Europe DAC		65,500,000		36,500,000
Bank of China Limited, London Branch	102,000,000
Barclays Bank PLC				102,000,000
Citibank, N.A., London Branch			36,500,000		65,500,000
Commerzbank AG		102,000,000
Deutsche Bank Luxembourg S.A.	102,000,000
Goldman Sachs Bank USA				102,000,000
Industrial and Commercial Bank of China Limited London Branch	102,000,000
JPMorgan Chase Bank, N.A., London Branch	102,000,000
Lloyds Bank Plc				72,000,000
Nordea Danmark, Filial af Nordea Bank Abp, Finland			102,000,000
Royal Bank of Canada				36,500,000	65,500,000
Skandinaviska Enskilda Banken AB (publ)						102,000,000
The Toronto-Dominion Bank, London Branch				102,000,000
Wells Fargo Bank International Unlimited Company	102,000,000

Part II
The Original Swingline Lenders

Name of Original Swingline Lender	Swingline Facility A Commitment	Swingline Facility B Commitment	Swingline Facility C Commitment	Swingline Facility D Commitment	Swingline Facility E Commitment	Swingline Facility F Commitment
Bank of America Europe DAC		65,500,000		36,500,000
Bank of China Limited, London Branch	102,000,000
Barclays Bank PLC				102,000,000
Citibank, N.A., London Branch			36,500,000		65,500,000
Commerzbank AG		102,000,000
Deutsche Bank Luxembourg S.A.	102,000,000
Goldman Sachs Bank USA				102,000,000
Industrial and Commercial Bank of China Limited London Branch	102,000,000
JPMorgan Chase Bank, N.A., London Branch	102,000,000
Lloyds Bank Plc				72,000,000
Nordea Danmark, Filial af Nordea Bank Abp, Finland			102,000,000
Royal Bank of Canada				36,500,000	65,500,000
Skandinaviska Enskilda Banken AB (publ)						102,000,000
The Toronto-Dominion Bank, London Branch				102,000,000
Wells Fargo Bank International Unlimited Company	102,000,000

Schedule 2
Conditions precedent to initial utilisation

[Note: These conditions precedent were satisfied on 1 July 2020]

1.	Obligors

(a)	A copy of the constitutional documents of each Obligor.

(b)	A copy of a resolution of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute, deliver and perform the Finance Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

(d)	A certificate of each Obligor (signed by a director or, in the case of the Guarantor only, by an executive officer) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing, security or similar limit binding on that Obligor to be exceeded.

(e)	A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

(f)	In respect of the Company:

(i)	an up-to-date extract from the Dutch trade register (handelsregister) relating to it dated no earlier than five Business Days prior to the date of this Agreement;

(ii)	if applicable, a copy of a resolution of its board of supervisory directors approving the execution of, and the terms of, and the transactions contemplated by, the Finance Documents;

(iii)	if applicable, evidence of positive advice of any works council which has jurisdiction over the Company; and

(iv)	if applicable, a completed form MR01 in respect of the English Security Agreement and a completed CRO registration template in agreed form for the Irish Security Agreement.

(g)	In respect of the Guarantor, a certificate as to the existence and good standing (including verification of tax status, if available) of the Guarantor from the appropriate governmental authorities in the Guarantor's jurisdiction of organisation, in form and substance reasonably satisfactory to the Facility Agent and its counsel.

(h)	Evidence that the Company is recognised as a Qualifying Central Counterparty by the DNB and the AFM under EMIR and the Dutch Financial Supervision Act.

2.	Security

(a)	A copy of each Security Document duly executed by the Parties to it.

(b)	An account control letter to the Custodians, signed by the Company and acknowledged by each Custodian, each such letter to be signed by the person to whom that letter was addressed, all as required by the Collateral Monitoring Deed.

(c)	A Collateral Schedule, in accordance with Part I of Schedule 6 (Borrowing Base).

3.	Legal opinions

(a)	An enforceability legal opinion of Linklaters LLP, legal advisers to the Arrangers and the Facility Agent in England, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(b)	A capacity legal opinion of Linklaters LLP, legal advisers to the Arrangers and the Facility Agent in the Netherlands, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(c)	An enforceability legal opinion of Linklaters LLP, legal advisers to the Arrangers and the Facility Agent in Sweden, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(d)	An enforceability legal opinion of Arthur Cox, legal advisers to the Arrangers, the Facility Agent and the Security Agent in Ireland, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(e)	A capacity legal opinion of Sidley Austin LLP, legal advisers to the Guarantor in the State of Delaware, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

4.	Other documents and evidence

(a)	A certified copy of the Rules.

(b)	A certified copy of the form of Clearing Participant’s Agreement and security deed.

(c)	Evidence that any process agent referred to in Clause 44.2 (Service of process) has accepted its appointment.

(d)	A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent, Security Agent or Lenders consider to be reasonably necessary or desirable (if they have notified the Company accordingly prior to the date of this Agreement) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

(e)	The Original Financial Statements of each Obligor.

(f)	Evidence that the fees, costs and expenses then due from the Company pursuant to Clause 13 (Fees) and Clause 18 (Costs and expenses) have been paid or will be paid at the times and in the manner set out in Clause 13 (Fees) and Clause 18 (Costs and expenses) and the relevant Fee Letters (if applicable).

(g)	Evidence in a form satisfactory to the Facility Agent that the Company is a wholly owned subsidiary of the Guarantor.

Schedule 3

Requests

Part I

Utilisation Request – Revolving Loan

From:	European Central Counterparty N.V.

To:	Bank of America Europe DAC as Facility Agent

Copy:	Citibank N.A., London Branch as Security Agent

Dated:	[ ]

Dear Sirs

European Central Counterparty N.V. – €1,500,000,000 Facility Agreement

originally dated 1 July 2020 as amended and/or restated from time to time (the "Agreement")

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We wish to borrow a Revolving Loan on the following terms:

Proposed Utilisation Date:	[ ] (or, if that is not a Business Day, the next Business Day)
Proposed Repayment Date:	[ ]
Facility to be Utilised:	[Revolving Facility A]/[Revolving Facility B]/[Revolving Facility C]/[Revolving Facility D]/[Revolving Facility E]/[Revolving Facility F]
Currency of Loan:	[ ]
Amount:	[ ] or, if less, the Available Facility

3.	In accordance with Part I of Schedule 6 (Borrowing Base), we attach a Required Value Notice which [has been sent/is being sent simultaneously with this notice] to the Collateral Monitor.

4.	We confirm that each condition specified in Clause 4.2 (Further conditions precedent) of the Agreement is satisfied on the date of this Utilisation Request.

5.	[This Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing Revolving Loan].]/[The proceeds of this Loan should be credited to [account].]

6.	This Utilisation Request is irrevocable.

Yours faithfully

…………………………………

authorised signatory for

European Central Counterparty N.V.

Part II

Utilisation Request – Swingline Loan

From:	European Central Counterparty N.V.

To:	[insert relevant Swingline Agent]

Copy:	Bank of America Europe DAC as Facility Agent and Citibank N.A., London Branch as Security Agent

Dated:	[ ]

Dear Sirs

European Central Counterparty N.V. – €1,500,000,000 Facility Agreement

originally dated 1 July 2020 as amended and/or restated from time to time (the "Agreement")

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We wish to borrow a [euro]/[sterling]/[U.S. dollars]/[Danish Krone]/[Norwegian Krone]/[Swedish Krona]/[Swiss Francs] Swingline Loan on the following terms:

Proposed Utilisation Date:	[ ] (or, if that is not a Swingline Business Day, the next Swingline Business Day)
Proposed Repayment Date:	[ ] (or, if that is not a Swingline Business Day, the previous Swingline Business Day)[4]
Facility to be utilised:	[Swingline Facility A]/[Swingline Facility B]/[Swingline Facility C]/[Swingline Facility D]/[Swingline Facility E]/[Swingline Facility F]
Currency of Loan:	[euro]/[sterling]/[U.S. dollars]/[Danish Krone]/[Norwegian Krone]/[Swedish Krona]/[Swiss Francs]
Amount:	[U.S.$]/[€]/[£]/[DKK]/[NOK]/[CHF]/[SEK] [ ] or, if less, the Available Facility

3.	In accordance with Part I of Schedule 6 (Borrowing Base), we attach a Required Value Notice which [has been sent/is being sent simultaneously with this notice] to the Collateral Monitor.

4.	We confirm that each condition specified in Clause 6.4 (Lenders' participation in Swingline Loans) of the Agreement is satisfied on the date of this Utilisation Request.

5.	The proceeds of this Swingline Loan should be credited to [account].

6.	This Utilisation Request is irrevocable.

Yours faithfully

…………………………………

authorised signatory for

European Central Counterparty N.V.

Schedule 4

Form of Transfer Certificate1

To:	Bank of America Europe DAC as Facility Agent

From:	[ ] (the "Existing Lender") and [ ] (the "New Lender")

Dated:	[ ]

European Central Counterparty N.V. – €1,500,000,000 Facility Agreement

originally dated 1 July 2020 as amended and/or restated from time to time (the "Agreement")

1.	We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2.	We refer to Clause 26.6 (Procedure for transfer) of the Agreement:

(a)	The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation, and in accordance with Clause 26.6 (Procedure for transfer) of the Agreement, all of the Existing Lender’s rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender’s Commitment(s) and participations in Loans under the Agreement as specified in the Schedule.

(b)	The proposed Transfer Date is [ ].

(c)	The Facility Office and address and attention details for notices of the New Lender for the purposes of Clause 34.2 (Addresses) of the Agreement are set out in the Schedule.

3.	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 26.5 (Limitation of responsibility of Existing Lenders) of the Agreement.

4.	The New Lender confirms, for the benefit of the Facility Agent and each Swingline Agent and without liability to any Obligor, that it is [a Qualifying Lender (other than a Treaty Lender)].

5.	The New Lender confirms that its aggregate Commitments, as at the Transfer Date, do not exceed more than 25 per cent. of the Total Commitments.

6.	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

7.	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

8.	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

1       The Facility Agent and the Existing Lender should seek confirmation from Dutch counsel that the transfer will not contravene Section 3:5 of the Dutch Financial Supervision Act (Wet op het financieel toezicht) if the value of the rights acquired by the New Lender is less than €100,000 or, if the competent authority has published its interpretation of the term "public" as referred to in article 4.1.(1) of Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms, such other minimum amount as may be required for the New Lender not to be considered part of the public under such interpretation.

THE SCHEDULE
Commitment/rights and obligations to be transferred

[insert relevant details]

[Facility Office address and attention details for notices and account details for payments.]

[Existing Lender]	[New Lender]
By:	By:

This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [                   ].

Bank of America Europe DAC

By:

Schedule 5

Form of Assignment Agreement2

To:	Bank of America Europe DAC as Facility Agent and European Central Counterparty N.V. as Company, for and on behalf of each Obligor

From:	[ ] (the "Existing Lender") and [ ] (the "New Lender")

Dated:	[ ]

European Central Counterparty N.V. – €1,500,000,000 Facility Agreement

originally dated 1 July 2020 as amended and/or restated from time to time (the "Agreement")

1.	We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2.	We refer to Clause 26.7 (Procedure for assignment) of the Agreement:

(a)	The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment(s) and participations in Loans under the Agreement as specified in the Schedule.

(b)	The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitment(s) and participations in Loans under the Agreement specified in the Schedule.

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.[3]

3.	The proposed Transfer Date is [ ].

4.	On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender.

5.	The New Lender confirms that its aggregate Commitments, as at the Transfer Date, do not exceed more than 25 per cent. of the Total Commitments.

6.	The Facility Office and address and attention details for notices of the New Lender for the purposes of Clause 34.2 (Addresses) of the Agreement are set out in the Schedule.

7.	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 26.5 (Limitation of responsibility of Existing Lenders) of the Agreement.

8.	The New Lender confirms, for the benefit of the Facility Agent and each Swingline Agent and without liability to any Obligor, that it is [a Qualifying Lender (other than a Treaty Lender)].

2       The Facility Agent and the Existing Lender should seek confirmation from Dutch counsel that the transfer will not contravene Section 3:5 of the Dutch Financial Supervision Act (Wet op het financieel toezicht) if the value of the rights acquired by the New Lender is less than €100,000 or, if the competent authority has published its interpretation of the term "public" as referred to in article 4.1.(1) of the Capital Requirements Regulation (EU/575/2013), such other minimum amount as may be required for the New Lender not to be considered part of the public under such interpretation.

3        If the Assignment Agreement is used in place of a Transfer Certificate in order to avoid a novation of rights/obligations for reasons relevant to a civil jurisdiction, local law advice should be sought to check the suitability of the Assignment Agreement due to the assumption of obligations contained in paragraph 2(c). This issue should be addressed at primary documentation stage.

9.	This Assignment Agreement acts as notice to the Facility Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 26.8 (Copy of Transfer Certificate, Assignment Agreement, Increase Confirmation or Accordion Increase Confirmation to Company) of the Agreement, to the Company (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

10.	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

11.	This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

12.	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

THE SCHEDULE

Rights to be assigned and obligations to be released and undertaken

[insert relevant details]

[Facility office address and attention details for notices and account details for payments.]

[Existing Lender]	[New Lender]
By:	By:

This Assignment Agreement is accepted by the Facility Agent and the Transfer Date is confirmed as [                   ].

Signature of this Assignment Agreement by the Facility Agent constitutes confirmation by the Agent of receipt of notice of the assignment referred to herein, which notice the Facility Agent receives on behalf of each Finance Party.

Bank of America Europe DAC

By:

Schedule 6

Borrowing Base

Part I

1.	Borrowing Base

(a)	The Company shall ensure:

(i)	that the Outstanding Facility Amount does not at any time exceed the Collateral Value of the Eligible Collateral comprising Collateral at that time; or

(ii)	if at any time the Outstanding Facility Amount does exceed the Collateral Value of the Eligible Collateral comprising Collateral at that time, that the Company makes the payments and/or provides additional Collateral in accordance with and by the time required by paragraph 9 (Collateral shortfall) below.

(b)	If the Company fails to comply with paragraph (a) above, an Event of Default will occur, which shall be continuing (and each Finance Party shall be entitled (without any duty of further enquiry) to treat as continuing) unless and until:

(i)	the Security Agent (with a copy to the Facility Agent and, if applicable, the relevant Swingline Agent) receives a Collateral Report from the Collateral Monitor (prepared on the basis of pricings not earlier than closing on the London Business Day before the date of receipt of that Collateral Report) which confirms that the Collateral Value is equal to or more than the Outstanding Facility Amount; or

(ii)	that Event of Default is waived by the Majority Lenders.

2.	Collateral

(a)	In order for any cash, securities or other assets to comprise Collateral, they must:

(i)	be Eligible Collateral;

(ii)	be transferred to and held (in the case of cash) in the Collateral Cash Accounts or (in all other cases) in the Collateral Securities Accounts;

(iii)	be subject to the Security expressed to be created under the Transaction Security with the ranking and priority it is expressed to have, in each case, to the satisfaction of the Security Agent;

(iv)	be such that the representations in Clause 20.13 (Collateral) are, and would continue to be, true in all material respects, if made by the Company upon inclusion of the relevant cash, securities or other assets in the Collateral; and

(v)	not be Interoperability Collateral.

(b)	When providing Collateral, the Company shall, to the extent reasonably practicable, provide Acceptable Bonds before providing any Eligible Equities.

(c)	The Company may, but is not required to, provide Collateral in the form of cash before providing Collateral in the form of Acceptable Bonds or Eligible Equities.

(d)	The Company shall ensure that no Interoperability Collateral is transferred to the Collateral Accounts or subject to the Security in favour of the Secured Parties. If it becomes aware that any Interoperability Collateral has been transferred to the Collateral Accounts:

(i)	the Company must promptly notify the Security Agent;

(ii)	that Interoperability Collateral shall be excluded from any calculations of the Collateral Value; and

(iii)	the Company shall instruct the Collateral Monitor and the relevant Custodians to transfer that Interoperability Collateral out of the Collateral Accounts (and, provided no Default is continuing, the Security Agent will consent to any such instruction on the basis of, and in reliance upon, such notice from the Company).

3.	Collateral Value

The Collateral Value at any time of any Eligible Collateral shall be the amount determined by the Collateral Monitor to be the Collateral Value of that Eligible Collateral at that time (such amount to take into account the Securities Discount and Currency Discounts referred to in paragraph 4 (Eligible Collateral) below and the application of the Concentration Limit) under and in accordance with the Collateral Monitoring Deed.

4.	Eligible Collateral

(a)	Eligible Collateral shall be:

(i)	cash, denominated in an Acceptable Currency;

(ii)	Acceptable Bonds; and

(iii)	Eligible Equities.

(b)	The Securities Discount (as defined in the Collateral Monitoring Deed) in respect of any Eligible Securities shall be the percentage specified for those Eligible Securities in Part II (Eligible Collateral, Securities and Currency Discount), or, from the relevant effective date, such other percentage (if any) as may be agreed by the Security Agent (acting on the instructions of the Facility Agent, itself acting on the instructions of all Lenders) from time to time. The Currency Discount (as defined in the Collateral Monitoring Deed) shall be, from the relevant effective date, the percentage (if any) specified by the Security Agent (acting on the instructions of the Facility Agent, itself acting on the instructions of all Lenders) at the time of agreeing any additional currency as an Acceptable Currency or a currency in which Acceptable Bonds may be denominated.

For these purposes, the relevant effective date shall be the date specified by the Collateral Monitor, following receipt of the proposed changes, to the Security Agent in accordance with the Collateral Monitoring Deed.

5.	Collateral Schedule

(a)	The Company shall on the date of this Agreement deliver to the Collateral Monitor and the Security Agent a Collateral Schedule under and in accordance with the Collateral Monitoring Deed in the form distributed to the Original Lenders and the Security Agent prior to signing this Agreement.

(b)	The Company shall not deliver any further Collateral Schedule to the Collateral Monitor, or amend, revoke or withdraw any existing Collateral Schedule, except with the prior written consent of the Security Agent (acting on instructions of the Facility Agent, itself acting on the instructions of all Lenders).

6.	Required Value Notice and CSV Collateral File

(a)	Each time the Company requests a Loan which will cause an increase in the Outstanding Facility Amount, the Company shall, at the same time as or before delivery to the relevant Agent of the Utilisation Request for that Loan, deliver to the Collateral Monitor (with a copy to the Facility Agent and the relevant Agent and the Security Agent):

(i)	a Required Value Notice setting the Required Value in the Base Currency at an amount not less than the Outstanding Facility Amount (taking into account the Proposed Loan); and

(ii)	a CSV Collateral File.

(b)	At all times while there is an Outstanding Facility Amount, the Company shall ensure that the Required Value for the purposes of the Collateral Monitoring Deed is not at any time less than the Outstanding Facility Amount.

7.	Utilisation Date disbursement procedures – Revolving Loans and Swingline Loans

(a)	If:

(ii)	the Company has requested a Loan (the "Proposed Loan") in accordance with this Agreement; and

(iii)	all conditions under this Agreement to making that Loan have been met (other than the requirement to ensure that the Collateral Value is equal to or exceeds the Outstanding Facility Amount taking the Proposed Loan into account), then, subject to paragraph (b) to (f) below, each Lender shall make its participation in the Proposed Loan available to the relevant Agent by no later than the applicable Specified Time on the Utilisation Date of the Proposed Loan.

(b)	The Lenders will only be obliged to make their participation in the Proposed Loan available to the relevant Agent if: (i) at the applicable Specified Time on the Utilisation Date of a Proposed Loan the Collateral Monitor delivers to the Security Agent (with a copy to the Facility Agent and, if applicable, the relevant Swingline Agent) a Collateral Report prepared on the basis of pricings not earlier than closing on the London Business Day before the Utilisation Date of the Proposed Loan or (ii) where applicable, a revised Utilisation Request is received by the applicable Specified Time on the Utilisation Date in an amount equal to or less than, when aggregated with the Outstanding Facility Amount, the Collateral Value shown in the Collateral Report.

(c)	The relevant Agent will not make those Lenders' participations in the Proposed Loan available to the Company, except in the circumstances described in paragraph (d) below.

(d)	If a Collateral Report is delivered pursuant to and in accordance with paragraph (b) above and that Collateral Report shows:

(i)	that the Collateral Value at that time is equal to or greater than the Outstanding Facility Amount (taking the Proposed Loan into account), then, subject to paragraph (f) below, the relevant Agent shall, as soon as reasonably practicable, make available to the Company in full each Lender's participation in the Proposed Loan received by that Agent; or

(ii)	that the Collateral Value is less than the Outstanding Facility Amount after taking the Proposed Loan into account, the relevant Agent shall request, other than in relation to a Revolving Loan in Danish Krone, Norwegian Krone or Swedish Krona, that the Company deliver to the Facility Agent and Security Agent (and if applicable, the relevant Swingline Agent) a new Utilisation Request. If a new Utilisation Request is received by the relevant Agent prior to the applicable Specified Time with a Proposed Loan equal to or less than, when aggregated with the Outstanding Facility Amount, to the Collateral Value shown in the Collateral Report, that relevant Agent shall advance the relevant funds received from the Lenders in an amount equal to the amount specified in the new Utilisation Request. If a new Utilisation Request is not received by that time, the Utilisation Request shall be treated as an entirely new request and the usual time periods and conditions will apply. The Agent shall by close of business on that day return to each Lender any part of that Lender's participation in a Proposed Loan not advanced. In relation to any funds returned to a Lender, the Company shall indemnify each Lender under Clause 16.2 (Other indemnities) in respect of the funding costs (including any Break Costs) incurred by that Lender in making its participation (or the relevant part of it) available to the relevant Agent in accordance with this paragraph 7.

(e)	The relevant Agent shall only make the Lenders' participations in the Proposed Loan available to the Company pursuant to and in accordance with paragraph (d) above if Collateral in respect of which a Collateral Report has been prepared, is deposited in the Collateral Account(s) by the Company on or prior to the applicable Specified Time and, if the Collateral Value is less than the Outstanding Facility Amount after taking the Proposed Loan into account, a new Utilisation Request, where applicable, is delivered pursuant to, paragraph (d) above.

(f)	If on the Utilisation Date:

(i)	the Company has requested a Proposed Loan earlier than the applicable Specified Time; and

(ii)	all conditions under this Agreement to making that Loan have been met, including receipt by the Facility Agent, the relevant Swingline Agent, and the Security Agent of a Collateral Report which shows that the Collateral Value is equal to or exceeds the Outstanding Facility Amount taking the Proposed Loan into account, then each Lender may, following a request by the Company (which shall be passed onto each Lender by the relevant Agent), make its participation in the Proposed Loan available to the relevant Agent as soon as reasonably practicable instead of delaying until the applicable Specified Time on that Utilisation Date. For the avoidance of doubt, this paragraph (f) is not intended to oblige any Lender to make its participations available earlier than the applicable Specified Time.

8.	Collateral Reports

(a)	Without limiting the requirements of paragraph 7 (Utilisation Date disbursement procedures – Revolving Loans and Swingline Loans) above, on any London Business Day on which there is an Outstanding Facility Amount, the Company shall ensure that the Collateral Monitor delivers to the Facility Agent, the relevant Swingline Agent and the Security Agent by no later than 10:00 a.m. (London time) on that day, a Collateral Report compiled as of the close of business on the previous London Business Day.

(b)	If the Company or the Facility Agent or the relevant Swingline Agent or Security Agent becomes aware that:

(i)	the Collateral Report most recently delivered wrongly stated that the Collateral Value was equal to or more than the Outstanding Facility Amount (including where the Company has failed to notify the Collateral Monitor of the correct Required Value), when in fact the Collateral Value was less than the Outstanding Facility Amount at the relevant time; or

(ii)	that the Collateral Value is less than the Outstanding Facility Amount (in each case determined at the time and in the manner described in the Collateral Monitoring Deed),

the Company or the Facility Agent or the relevant Swingline Agent or Security Agent (as the case may be) shall, as soon as reasonably practicable thereafter, notify each of the other parties. For the avoidance of doubt, the Agents and the Security Agent are under no obligation to check that the Collateral Value or the Required Value is correct.

(c)	If the Company fails to comply with paragraph (a) above or receives a notice under paragraph (b) above, an Event of Default will occur unless, by no later than 10:00 a.m. on the next London Business Day following the day on which that failure occurred:

(i)	the Facility Agent, relevant Swingline Agent and the Security Agent receives a Collateral Report from the Collateral Monitor, which shows that the Collateral Value exceeds the Outstanding Facility Amount; or

(iii)	the Company demonstrates to the satisfaction of the Security Agent (acting on the instructions of the Facility Agent, itself acting on the instructions of all the Lenders, acting reasonably) that the Collateral Value is equal to or exceeds the Outstanding Facility Amount.

(d)	The Facility Agent shall, by no later than 12:00 noon on the Business Day immediately following receipt of a Collateral Report, provide all Lenders with a copy of that Collateral Report.

9.	Collateral shortfall

If, on any London Business Day on which there is an Outstanding Facility Amount, the Collateral Monitor gives a Collateral Report to an Agent and the Security Agent which shows that the Collateral Value is less than the Outstanding Facility Amount at that time (the amount of any such shortfall being the "Collateral Shortfall Amount") or the Company, the Security Agent, the Facility Agent or the relevant Swingline Agent gives a notice pursuant to paragraph (b) above that the Collateral Value is less than the Outstanding Facility Amount at that time, the Company shall:

(a)	by no later than 1:30 p.m. (London time) on that day transfer additional Eligible Collateral into the Collateral Account(s), and ensure that the Collateral Monitor (by no later than 3:00 p.m. (London time) on that day) gives a Collateral Report showing that the Collateral Value is no longer less than the Outstanding Facility Amount at that time; or

(b)	by no later than 3:00 p.m. (London time) on that day prepay Loan(s) in an aggregate Base Currency Amount at least equal to the Collateral Shortfall Amount.

10.	Collateral Accounts

For so long as any amount is or may become outstanding under this Agreement or any Commitment is in force, the Company shall:

(a)	enter into and maintain the Custody Agreement and the Collateral Monitoring Deed with the Collateral Monitor and the Custodians;

(b)	maintain the Collateral Cash Accounts and the Collateral Securities Accounts with the Custodians, and operate those Collateral Accounts in accordance with the Custody Agreement, the Collateral Monitoring Deed and the Account Control Letter;

(c)	not amend, terminate or grant any consent or waiver under the Custody Agreement or Collateral Monitoring Deed where such amendment, consent or waiver would be material to this Agreement; and

(d)	not make any transfer (or give any instructions to make any transfer) of any cash, securities or other assets from either of the Collateral Accounts,

in each case, except in accordance with paragraph 11 (Substitution of Collateral for cash), 12 (Release of excess Collateral with consent), 13 (Substitution of Collateral for other assets with consent), 14 (Release on repayment of Loans), 15 (Cash Collateral) or 17 (Concentration Limit) below, or otherwise with the prior written consent of the Security Agent (acting on instructions of the Facility Agent, itself acting on the instructions of all Lenders).

11.	Substitution of Collateral for cash

(a)	The Company may give instructions to the Collateral Monitor to instruct the relevant Custodians to transfer securities or other assets (but not cash) from the Collateral Accounts if:

(i)	the Company wishes to substitute Eligible Securities comprising Collateral for cash in order to finance the repayment or prepayment of one or more Loans;

(ii)	the amount of cash to be provided in substitution for those Eligible Securities is not less than the amount which the Company could obtain on a sale of those Eligible Securities for cash for their best value reasonably achievable in the ordinary course of trading and in accordance with the Company's usual procedures and practices at that time;

(iii)	the Eligible Securities will be transferred against payment of the amount determined in accordance with paragraph (ii) above in full in cash into the Collateral Accounts;

(iv)	no Default is continuing or would occur as a result of the transfer of those securities or other assets; and

(v)	the Collateral Value of the Eligible Collateral comprising Collateral, both before and after the transfer of those securities and other assets, is and will be equal to or will exceed the Outstanding Facility Amount at that time.

(b)	The consent of the Security Agent is not required for instructions given to the Custodians in accordance with paragraph (a) above.

12.	Release of excess Collateral with consent

(a)	The Company may (or may direct the Collateral Monitor to) give instructions to the relevant Custodians to transfer securities or other assets (but not cash) from the Collateral Securities Accounts if:

(i)	the Collateral Value of the Eligible Collateral comprising Collateral, both before and immediately after the transfer out of those securities and other assets, exceeds or will exceed the Outstanding Facility Amount at that time;

(ii)	no Collateral to be released is of a higher Category than any Collateral to remain in the Collateral Securities Account(s); and

(iii)	no Default is continuing or would occur as a result of the transfer of those securities or other assets.

(b)	The consent of the Security Agent is required to any transfer in accordance with paragraph (a) above.

13.	Substitution of Collateral for other assets with consent

(a)	The Company may (or may direct the Collateral Monitor to) give instructions to the relevant Custodians to transfer securities or other assets (but not cash) from the Collateral Securities Accounts if:

(i)	the Company wishes to substitute Eligible Securities in the Collateral Securities Accounts (the "Released Collateral") with other Eligible Securities (the "Replacement Collateral");

(ii)	prior to the transfer of the Released Collateral from the Collateral Securities Accounts, it transfers the Replacement Collateral into the Collateral Securities Accounts;

(iii)	the amount of the Replacement Collateral is such that the aggregate Market Value (less the appropriate Securities Discount) of the Replacement Collateral is not less than the aggregate Market Value (less the appropriate Securities Discount) of the Released Collateral;

(iv)	the Replacement Collateral consists of Eligible Securities which have a Category the same as or higher than the Category of the Released Collateral; and

(v)	the Collateral Value of the Eligible Collateral comprising Collateral, both before and after the transfer of those securities and other assets, is and will be equal to or will exceed the Outstanding Facility Amount at that time; and

(vi)	no Default is continuing or would occur as a result of the transfer of those securities or other assets.

(b)	The consent of the Security Agent is required to any transfer in accordance with paragraph (a) above.

14.	Release on repayment of Loans

(a)	If there is no Outstanding Facility Amount and no Loan has been requested the Company may give instructions to transfer all cash, securities and other assets out of the Collateral Accounts.

(b)	The consent of the Security Agent is required to any transfer in accordance with paragraph (a) above.

(c)	The Security Agent will consent to such transfer if it has received confirmation from the Facility Agent that it is satisfied that the Outstanding Facility Amount and all accrued interest, fees and other amounts then outstanding have been paid in full, which confirmation shall include an instruction to the Security Agent to give such consent.

15.	Cash Collateral

(a)	In relation to cash standing to the credit of the Collateral Cash Accounts:

(i)	the Company may instruct the relevant Custodians to exchange that cash from one currency to another in accordance with that Custodian's usual practices and procedures but only to the extent necessary to convert the cash into a currency in which an outstanding Loan is denominated and in order to fund repayment or prepayment of that Loan; and

(ii)	the Company may instruct the Collateral Monitor to instruct the Custodians to pay cash to the relevant Agent, for application towards amounts outstanding under the Finance Documents provided no Default is continuing or would occur as a result of the transfer of such cash.

(b)	The consent of the Security Agent is not required for instructions given in accordance with paragraph (a) above.

16.	Authorisation to give consent

(a)	Subject to paragraph (b) below, where the Security Agent's consent is required to any transfer or instruction as described in paragraph 12 (Release of excess Collateral with consent), or 13 (Substitution of Collateral for other assets with consent) (the "Release Provisions"), the Security Agent may, and is hereby irrevocably authorised and instructed by each other Finance Party to, give its consent provided no Default is continuing or would occur as a result of any transfer and it has received confirmation from the Collateral Monitor that the conditions of transfer (as set out in the Collateral Monitoring Deed) have been satisfied.

(b)	The Majority Lenders (via the Facility Agent) may, by notice to the Security Agent, withdraw the authorisation and instruction set out in paragraph (a) above.

(c)	If the Security Agent is requested to consent to any transfer of any Eligible Securities or other Security Assets from the Collateral Accounts, or any other release of Transaction Security (in each case, except as described in paragraph (a) above or paragraph 17 (Concentration Limit)), it will not be obliged to give that consent unless it is instructed to do so by the Facility Agent who will give such instruction if it has the consent of all Lenders.

(d)	The Security Agent may:

(i)	in relation to any matter to do with whether the Collateral Value is equal to or greater than the Outstanding Facility Amount, and whether the requirements set out in the Release Provisions or set out under paragraphs 2(a)(i), (ii), (b) and (c) above or paragraph 17 (Concentration Limit) below have been met, rely on the Collateral Monitor being required to check and confirm such matters, such check and confirmation to be confirmed by the Collateral Monitor to the Security Agent;

(ii)	in relation to any matter to do with Interoperability Collateral or whether the requirements set out under paragraphs 2(a)(iii) to (v) have been met, assume that no Interoperability Collateral has been transferred to the Collateral Accounts and all conditions under paragraphs 2(a)(iii) to (v) have been met unless the Security Agent has received express notice to the contrary from the Company or, in the case of paragraph 2(a)(iii), the Facility Agent;

(iii)	assume no Default has occurred or is continuing or would occur as a result of any release, transfer or substitution under this Schedule 6, unless the Security Agent has received express notice to the contrary from the Facility Agent prior to acting on the relevant request for consent to any such release, transfer or substitution; and

(iv)	assume that any amount paid to the Finance Parties has been irrevocably paid, unless it considers that there is a material risk that such a payment may be avoided or required to be refunded or repaid (and is not just aware of the underlying circumstances giving rise to that result).

(e)	No release under any of the Release Provisions affects any of the obligations or liabilities of the Obligors under the Finance Documents.

(f)	The Security Agent will not have any liability to any person as a result of giving any consent under the Release Provisions or under paragraph 2 (Collateral) or paragraph 17 (Concentration Limit) (except in the case of its fraud, gross negligence or wilful misconduct), including (without limitation) arising as a result of any subsequent shortfall in Collateral or impact on the Security created under the Security Documents.

17.	Concentration Limit

(a)	The Company shall use reasonable endeavours to ensure that the Concentration Limit is not exceeded with respect to any Eligible Equities included in the Collateral.

(b)	If the Collateral provided by the Company in respect of a Loan on or before the Utilisation Date for that Loan includes Eligible Equities where the Concentration Limit in respect of those Eligible Equities is exceeded, the Eligible Equities exceeding the Concentration Limit shall be deemed to have a value of zero for purposes of the Collateral Value set out in the Collateral Report provided or to be provided by the Collateral Monitor. The Lenders will (subject to all other terms and conditions of this Agreement) remain obliged to make that Loan available notwithstanding that the Concentration Limit has been exceeded in relation to those Eligible Equities unless the Collateral Value is less than the Outstanding Facility Amount (after taking the Proposed Loan into account), in which case the provisions of paragraph 7 (Utilisation Date disbursement procedures – Revolving Loans and Swingline Loans) shall apply.

(c)	If the Collateral includes any Eligible Equities where the Concentration Limit for those Eligible Equities is exceeded:

(i)	the Company shall, promptly upon becoming aware that the Concentration Limit is exceeded for any Eligible Equities in the Collateral, or upon notice from the Facility Agent, the Security Agent or the Collateral Monitor that they consider the Concentration Limit is or may have been exceeded, give notice of that fact to each relevant Agent and the Security Agent, including:

(A)	details of the relevant Eligible Equities;

(B)	the amount of the relevant Eligible Equities in the Collateral as a proportion to the Average Daily Traded Volume of such Eligible Equities; and/or

(C)	the aggregate Market Value of the relevant Eligible Equities in the Collateral as a proportion of the Market Capitalisation of such Eligible Equities or the Outstanding Facility Amount, as applicable.

For the avoidance of doubt, the Facility Agent and the Security Agent are under no obligation to check whether the Concentration Limit is exceeded.

(ii)	the Company shall:

(A)	without limiting the provisions of paragraph 7 (Utilisation Date disbursement procedures – Revolving Loans and Swingline Loans) above, where those Eligible Equities were provided by the Company in respect of a Loan on or before the Utilisation Date for that Loan, either provide additional Eligible Collateral as Collateral by 1:30 p.m., or repay or prepay the Loan(s) by 3:00 p.m., on the London Business Day following the Utilisation Date for that Loan; or

(B)	in any other case, either provide additional Eligible Collateral as Collateral by 1:30 p.m., or repay or prepay the Loan(s) by 3:00 p.m. on the London Business Day following the day on which the Company became aware that the Concentration Limit is exceeded for those Eligible Equities included in the Collateral, in each case in a sufficient amount to enable the Collateral Monitor to provide a Collateral Report and the Company to deliver a confirmation that on the basis described in paragraph (d) below the Collateral Value is equal to or exceeds the Outstanding Facility Amount.

(d)	The Company shall ensure that, by no later than 5:00 p.m. on the London Business Day on which it is required to provide additional Collateral and/or repay or prepay Loan(s) in accordance with paragraph (c) above:

(i)	the Collateral Monitor provides a Collateral Report which shows that the Collateral Value is equal to or exceeds the Outstanding Facility Amount; and

(ii)	the Company provides either:

(A)	a confirmation that none of the Eligible Equities included in the calculation of Collateral Value in that Collateral Report exceeds the Concentration Limit for those Eligible Equities; or

(B)	(if Eligible Equities are included in that calculation of Collateral Value which exceed the Concentration Limit for those Eligible Equities) a confirmation that, if calculated without taking into account any Eligible Equities to the extent they exceed the Concentration Limit for those Eligible Equities, the Collateral Value will continue to be equal to or exceed the Outstanding Facility Amount, together with a description showing (in reasonable detail) the deductions to be made from the Collateral Value (as stated by the Collateral Monitor in the Collateral Report) on account of the Eligible Equities which exceed their Concentration Limit.

(e)	An Event of Default will occur if a Collateral Report and confirmation from the Company is not delivered in accordance with paragraph (d) above and by the time required in that paragraph, unless, by that time, the Company demonstrates to the satisfaction of the Security Agent (acting on the instructions of the Facility Agent, itself acting on the instructions of all Lenders, acting reasonably) that the Collateral Value (excluding any Eligible Equities to the extent they exceed the Concentration Limit for those Eligible Equities) is equal to or more than the Outstanding Facility Amount.

(f)	Where a Collateral Report has been delivered in accordance with paragraph (d) above, the Company may instruct the Custodians and Collateral Monitor to transfer out of the Collateral Accounts any Eligible Equities to the extent those Eligible Equities included in the Collateral exceed the Concentration Limit, and provided no Default is continuing or would occur as a result of the transfer of those Eligible Equities and the Collateral Value, after that transfer, will be equal to or will exceed the Outstanding Facility Amount. On request by the Company, the Security Agent will give to the Custodians and Collateral Monitor its consent to such a transfer provided no Default is continuing or would occur as a result of any transfer and it has received confirmation from the Collateral Monitor that its conditions of transfer (as set out in the Collateral Monitoring Deed) have been satisfied.

18.	Replacement of the Collateral Monitor or of a Custodian

18.1	If:

(a)	by 31 July 2020, the Company and the Security Agent have not received notice from the Collateral Monitor that the Interim Period has ended, the Company shall begin the process for replacing the Collateral Monitor and entering into a new collateral monitoring deed; and

(b)	by 31 August 2020, the Company and the Security Agent have not received a notification from the Collateral Monitor that the Interim Period has ended:

(i)	the Facility Agent shall (unless otherwise instructed by all Lenders) instruct the Security Agent to give notice under the Collateral Monitoring Deed (if such notice has not already been given by the Company) to terminate the Collateral Monitoring Deed and to enter into a new Collateral Monitoring Deed pursuant to paragraph 18.3 below; and

(ii)	the Company shall, acting promptly, use all reasonable endeavours to find a successor Collateral Monitor as soon as reasonably practicable (if a replacement has not already been found) and enter into a new collateral monitoring deed on the same or substantially similar terms to the Collateral Monitoring Deed (other than the Interim Period), together with any other documents and amendments to this Agreement as the Facility Agent or Security Agent may determine (acting reasonably) is required.

Provided there is no Outstanding Facility Amount, no Event of Default will occur under Clause 25.3 (Other obligations) if the Company fails to comply with this paragraph (ii).

18.2	If the Company, the Collateral Monitor or a Custodian gives any notice under the Collateral Monitoring Deed or the Custody Agreement of the resignation or termination of the appointment of the Collateral Monitor or the Custodian, or of any termination of the Custody Agreement, and the consent or approval of the Security Agent is required, the Security Agent will act on the instructions of the Facility Agent, itself acting on the instructions of all Lenders in relation to the replacement, resignation or termination of the Collateral Monitor, the Custodian, the Custody Agreement or the Collateral Monitoring Deed (as the case may be) provided the conditions in paragraph 18.4 below are satisfied.

18.3	The resignation or termination of the Collateral Monitor or a Custodian (as the case may be) shall only become effective on (and will not become effective until) the appointment of a replacement collateral monitor or custodian in accordance with this paragraph 18 and the Collateral Monitoring Deed or as otherwise agreed by the Company and the Facility Agent (acting on the instructions of all Lenders).

18.4	The appointment of a replacement collateral monitor or custodian (as the case may be) shall only take effect if the Lenders are satisfied:

(i)	as to the creditworthiness and ability of the proposed new collateral monitor or custodian to perform the functions of the Collateral Monitor or the Custodian (as the case may be);

(ii)	that the proposed new collateral monitor or custodian has or will become bound to perform the duties and obligations of the Collateral Monitor or the Custodian on the same or substantially similar terms to the Collateral Monitoring Deed or the Custody Agreement (as the case may be); and

(iii)	in the case of the Custodian, that new accounts have been established to hold Collateral, security taken in favour of the Lenders and any existing Collateral transferred to those accounts and any consequential amendments made to the Finance Documents.

18.5	The Lenders will not unreasonably withhold or delay any consent or approval required pursuant to this Clause 18.

18.6	The Company agrees that it shall be obliged to cooperate and take all steps reasonably required to appoint the successor collateral monitor or custodian (as the case may be).

18.7	Definitions

(a)	In this Schedule 6 and this Agreement:

"Acceptable Bonds" means an approved Financial Instrument as set out in the Rules which:

(i)

(A)	is issued by any agency or the central bank or central government of Austria, Belgium, Denmark, Finland, France, Germany, Norway, Sweden, Switzerland, the Netherlands, the United States of America, the Republic of Ireland or the United Kingdom; or

(B)	is issued by a supranational issuer; and

(ii)	has a minimum credit rating of A- from Fitch Ratings Ltd, A3 from Moody's Investors Services Limited or A- from Standard & Poor's Rating Services.

"Acceptable Currency" means, at any time, euro, Danish Krone, Norwegian Krone, sterling, Swedish Krona, Swiss Francs, U.S. dollars, or such other currency as may be approved by the Facility Agent acting on the instructions of all the Lenders.

"Account Control Letter" has the meaning given in the Collateral Monitoring Deed.

"Average Daily Traded Volume" means:

(A)	the average daily traded volume of the total number of shares of the relevant issuer on the relevant Exchange; or

(B)	if requested by the Company and agreed to by the Collateral Monitor the relevant Exchanges for which the Collateral Monitor receives the average daily traded volume for a particular security as determined by the Collateral Monitor in its sole discretion from time to time ("Multi-Exchange ADTV"), in each case:

(i)	for the preceding three Months (calculated on a rolling basis); or

(ii)	if three Months of data is unavailable, the longest period of data available, in each case as determined by the Collateral Monitor by reference to a generally recognized pricing service, or if such information is not available for whatever reason or is manifestly incorrect, as determined by the Collateral Monitor acting in a commercially reasonable manner.

The parties acknowledge and agree that a Multi-Exchange ADTV will not be available as of the 2021 Amendment and Restatement Effective Date and shall only become available after:

(i)	an agreement in writing between the Company and the Collateral Monitor on the terms and conditions for the Collateral Monitor to undertake the technological development (the "Build") necessary to provide a Multi-Exchange ADTV; and

(ii)	written notification by the Collateral Monitor to the Company, the Facility Agent and the relevant Swingline Agent that it has completed the Build.

"Book Entry Securities" means securities title to which is evidenced by entries in a register or account maintained by or on behalf of an intermediary (within the meaning of The Financial Collateral Arrangements (No.2) Regulations 2003).

"Category" means, in relation to a class of Eligible Collateral, the category specified for that class of Eligible Collateral in Part II (Eligible Collateral, Securities and Currency Discount), with the lowest Category of Eligible Collateral being Category 3 and the highest Category of Eligible Collateral being Category 1.

"Collateral Report" has the meaning given in the Collateral Monitoring Deed.

"Collateral Schedule" has the meaning given in the Collateral Monitoring Deed.

"Collateral Value" means, in respect of any Eligible Collateral at any time, the amount determined in accordance with paragraph 3 (Collateral Value).

"Concentration Limit" means, at any time with respect to any Eligible Equities included in the Collateral, that:

(i)	the aggregate amount of that Eligible Equity does not exceed the Average Daily Traded Volume x1 in respect of that Eligible Equity at that time; and/or

(ii)	the aggregate Market Value of that Eligible Equity does not exceed the lower of:

(A)	5 per cent. of the Market Capitalisation of that Eligible Equity at that time; and

(B)	5 per cent. of the Outstanding Facility Amount at that time.

"CSV Collateral File" means a report prepared by the Company setting out the description of the Eligible Collateral including any ISIN number, CUSIP number and ticker symbol (as applicable) and delivered by the Company in a .csv file in a format agreed to in advance by the Collateral Monitor by secure file transfer protocol.

"Early Closure" means the closure of the relevant Exchange on any Exchange Business Day prior to its regular scheduled closing time.

"Eligible Collateral" means any cash, securities or other assets listed in paragraph 4(a).

"Eligible Equities" means any Financial Instrument (other than Non-Eligible Equities) from time to time included in the list of financial instruments maintained by the Company which is a listed equity traded on, via or by an Exchange in any of the following countries:

(i)	Austria

(ii)	Belgium

(iii)	Denmark

(iv)	Finland

(v)	France

(vi)	Germany

(vii)	Italy

(viii)	Portugal

(ix)	Republic of Ireland

(x)	the Netherlands

(xi)	Norway

(xii)	Spain

(xiii)	Sweden

(xiv)	Switzerland

(xv)	the United Kingdom

(xvi)	the United States,

and which is eligible for clearing as set out in the Rules.

"Eligible Securities" means any securities or other assets listed in paragraph 4(a) other than cash.

"Exchange" means any regulated market, multilateral trading or other trading venue as defined in the Rules.

"Exchange Business Day" means any Scheduled Trading Day on which the relevant Exchange is open for trading for its regular trading sessions (notwithstanding that Exchange closing prior to its scheduled weekday closing times and without regard to after hours or any other trading outside of the regular trading session hours).

"Exchange Disruption" means any event (other than an Early Closure) that disrupts or impairs (as determined by the Collateral Monitor) the ability of market participants in general to effect transactions in, or obtain market values for, the relevant shares on the relevant Exchange.

"Financial Instrument" has the meaning given to it in the Directive 2002/EC of 6 June 2002 on financial collateral arrangements.

"Interim Period" has the meaning given to it in the Collateral Monitoring Deed.

"Interoperability Collateral" means:

(i)	any cash, securities or other assets standing to the credit of the Interoperability Fund (as defined in the Rules); or

(ii)	any cash, securities or other assets credited, deposited or otherwise transferred to the Company by a Co-operating Clearing House.

"Margin Amount" has the meaning given to the term "Margin" in the Rules.

"Market Capitalisation" means, on any day, the product of A x B:

Where:

A = the total number of shares in issue on that day; and

B = the official closing price per share published by a generally recognised pricing source on that day or, if that day is not a Scheduled Trading Day or if no official closing price is published on that day, the immediately preceding Exchange Business Day on which an official closing price per share was published, provided that if no such price is published for the three immediately preceding Exchange Business Days, shall be deemed to be zero.

"Market Value" has the meaning given to it in the Collateral Monitoring Deed.

"Non-Eligible Equity" means:

(i)	shares issued by any person with a Market Capitalisation of less than €1,000,000,000 (or during the Interim Period €3,000,000,000);

(ii)	shares issued by any person (or any Affiliate of that person) recognised as a clearing participant by a clearing house for the clearance or settlement of transactions in securities, in respect of which clearing participant a clearing house has declared a default; and

(iii)	shares issued by or on behalf of a Lender or an Affiliate of a Lender.

"Outstanding Facility Amount" means, at any time, the aggregate of the Base Currency Amount of all Loans outstanding at that time.

"Required Value" means, at any time, the Outstanding Facility Amount (taking into account, where applicable, any Proposed Loan).

"Required Value Notice" has the meaning given in the Collateral Monitoring Deed.

"Scheduled Trading Day" means any day on which the relevant Exchange is scheduled to be open for trading for its regular trading sessions.

"Trading Disruption" means any suspension of or limitation imposed on trading by the relevant Exchange relating to the relevant shares whether by reason of movements in price exceeding limits permitted by that Exchange or otherwise.

(b)	In this Schedule 6 and this Agreement, references to Eligible Equities or Acceptable Bonds include any Book Entry Securities representing or derived from such Eligible Equities or Acceptable Bonds.

Part II
Eligible Collateral, Securities and Currency Discount

Category	Eligible Collateral	Securities and Currency Discount
1.	Cash in an Acceptable Currency	0%
2.	Acceptable Bonds

•       6% for bonds with a residual maturity of less than 1 year

•       8% for bonds with a residual maturity of 1 – 5 years

•      10% for bonds with a residual maturity of 5 – 10 years

•       20% for bonds with a residual maturity of more than 10 years

3.	Eligible Equities	25%

Schedule 7
Form of Compliance Certificate

To:	Bank of America Europe DAC as Facility Agent

From:	European Central Counterparty N.V.

Dated:	[ ]

Dear Sirs

European Central Counterparty N.V. – €1,500,000,000 Facility Agreement
originally dated 1 July 2020 as amended and/or restated from time to time (the "Agreement")

We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

1.	[We confirm that as at the date of this Compliance Certificate:

1.1	the minimum regulatory capital requirement under EMIR for the Company is [ ];

1.2	the Tangible Net Worth of the Company is [ ],

accordingly, we are in compliance with paragraph (a) of Clause 23.18 (Tangible Net Worth and Guarantor Net Worth); and

1.3	in accordance with Clause 23.17 (Minimum liquidity requirement), the financial resources of the Company is equal to or in excess of those required under EMIR for Qualifying Central Counterparties.]

2.	[We confirm that no Default is continuing.][4]*

3.	[The Net Worth of the Guarantor is [ ] as at the date of this Compliance Certificate and therefore we confirm compliance with the provisions of paragraph (b) of Clause 23.18 (Tangible Net Worth and Guarantor Net Worth) and Clause 22.1 (Financial statements).]

We confirm that this the financial statements delivered by the Company pursuant to Clause 22.1 (Financial statements) fairly presents the Company’s (or, as the case may be, its consolidated) financial condition as at the end of and for the period in relation to which those financial statements were drawn up.

Signed:

Chief Executive Officer/Chief Operating Officer/Chief Financial Officer/Treasurer/Assistant Treasurer of European Central Counterparty N.V.

4 If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

Schedule 8

Timetables

Part I

Revolving Loans

"U" = date of utilisation

"U - X" = Business Days prior to date of utilisation

All times are London time, unless otherwise stated.

Loans in other currencies
Currency to be available and convertible into the Base Currency (Clause 4.3 (Conditions relating to Optional Currencies))	U-4 3:00 p.m.
Agent notifies the Company if a currency is approved as an Optional Currency in accordance with Clause 4.3 (Conditions relating to Optional Currencies)	U-3 3:00 p.m.

	Loans in euro	Loans in sterling	Loans in U.S. dollars	Loans in Swiss Francs pursuant to Revolving Facility B	Loans in Swiss Francs pursuant to Revolving Facility E	Loans in Danish Krone / Norwegian Krone / Swedish Krona
Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of a Utilisation Request for Revolving Loans))	U-2 2:00 p.m.	U-1 2:00 p.m.	U-2 2:00 p.m.	U-2 2:00 p.m.	U-2 2:00 p.m.	U-2 2:00 p.m. (Brussels time)
Delivery of a duly completed Required Value Notice (paragraph 6 (Required Value Notice and CSV Collateral File) of Part I of Schedule 6 (Borrowing Base))	U-2 2:00 p.m.	U-1 2:00 p.m.	U-2 2:00 p.m.	U-2 2:00 p.m.	U-2 2:00 p.m.	U-2 2:00 p.m. (Brussels time)

	Loans in euro	Loans in sterling	Loans in U.S. dollars	Loans in Swiss Francs pursuant to Revolving Facility B	Loans in Swiss Francs pursuant to Revolving Facility E	Loans in Danish Krone / Norwegian Krone / Swedish Krona
Delivery of a CSV Collateral File (paragraph 6 (Required Value Notice and CSV Collateral File) of Part I of Schedule 6 (Borrowing Base))	U-2 2:00 p.m.	U-1 2:00 p.m.	U-2 2:00 p.m.	U-2 2:00 p.m.	U-2 2:00 p.m.	U-2 2:00 p.m. (Brussels time)
Facility Agent determines (in relation to a Utilisation) the Base Currency Amount of the Revolving Loan, if required under Clause 5.4 (Lenders' participation in Revolving Loans) and notifies the Lenders of the Revolving Loan in accordance with Clause 5.4 (Lenders' participation in Revolving Loans)	U-2 5:00 p.m.	U-1 5:00 p.m.	U-2 5:00 p.m.	U-2 5:00 p.m.	U-2 5:00 p.m.	U-2 5:00 p.m. (Brussels time)
Facility Agent receives a notification from a Lender under Clause 7.2 (Unavailability of a currency)	N/A	Quotation Day 3:00 p.m.	Quotation Day 3:00 p.m..	Quotation Day 3:00 p.m.	Quotation Day 3:00 p.m.	Quotation Day 3:00 p.m. (Brussels time)
Facility Agent gives notice in accordance with Clause 7.2 (Unavailability of a currency)	N/A	Quotation Day 5:00 p.m.	Quotation Day 5:00 p.m.	Quotation Day 5:00 p.m.	Quotation Day 5:00 p.m.	Quotation Day 5:00 p.m. (Brussels time)
Security Agent and the Facility Agent receives a Collateral Report showing the Collateral Value will be equal to or greater than the Outstanding Facility Amount (taking into account the Proposed Loan)	U 12:00 noon	U 12:00 noon	U 12:00 noon	U 12:00 noon	U 12:00 noon	U 11:00 am (Brussels time)

	Loans in euro	Loans in sterling	Loans in U.S. dollars	Loans in Swiss Francs pursuant to Revolving Facility B	Loans in Swiss Francs pursuant to Revolving Facility E	Loans in Danish Krone / Norwegian Krone / Swedish Krona
Each Lender to make its participation in a Proposed Loan available to the Facility Agent	U 2:00 p.m.	U 2:00 p.m.	U 2:00 p.m.	U 2:00 p.m.	U 2:00 p.m.	U 11:15 a.m. (Brussels time)
New Utilisation Request to be delivered if Collateral Value is less than Outstanding Facility Amount (taking into account the Proposed Loan)	U 2:00 p.m.	U 2:00 p.m.	U 2:00 p.m.	U 2:00 p.m.	U 2:00 p.m.	N/A
Facility Agent makes the Lenders' participation available to the Company if the Collateral Value is equal to or greater than the Outstanding Facility Amount (taking into account the Proposed Loan)	U 3:30 p.m.	U 3:30 p.m.	U 3:30 p.m.	U 3:30 p.m.	U 3:30 p.m.	U 12:45 p.m. (Brussels time)
Facility Agent notifies each Revolving Lender and the Company under Clause 10.7 (Notifications)	Quotation Day as of 12:00 noon (Brussels time)	N/A	N/A	N/A	N/A	Quotation Day as of 12:00 noon (Brussels time)

Part II
Swingline Loans

"U" = date of utilisation

"U - X" = Business Days prior to date of utilisation

All times are London time, unless otherwise stated.

Loans in other currencies
Currency to be available and convertible into the Base Currency (Clause 4.3 (Conditions relating to Optional Currencies))	U-4 3:00 p.m.
Agent notifies the Company if a currency is approved as an Optional Currency in accordance with Clause 4.3 (Conditions relating to Optional Currencies)	U-3 3:00 p.m.

	Loans in euro	Loans in sterling	Loans in U.S. dollars	Loans in Swiss Francs pursuant to Swingline Facility B	Loans in Swiss Francs pursuant to Swingline Facility E	Loans in Danish Krone / Norwegian Krone / Swedish Krona
Delivery of a duly completed Utilisation Request (Clause 6.1 (Delivery of a Utilisation Request for Swingline Loans))	U 10:00 a.m.	U 10:00 a.m.	U 10:00 a.m. (New York time)	U 10.00 a.m.	U-1 3:30 p.m.	U 8:30 a.m.

	Loans in euro	Loans in sterling	Loans in U.S. dollars	Loans in Swiss Francs pursuant to Swingline Facility B	Loans in Swiss Francs pursuant to Swingline Facility E	Loans in Danish Krone / Norwegian Krone / Swedish Krona
Delivery of a duly completed Required Value Notice (paragraph 6 (Required Value Notice and CSV Collateral File) of Part I of Schedule 6 (Borrowing Base))	U 10:00 a.m.	U 10:00 a.m.	U 10:00 a.m. (New York time)	U 10.00 a.m.	U-1 3:30 p.m.	U 8:30 a.m.
Delivery of a CSV Collateral File (paragraph 6 (Required Value Notice and CSV Collateral File) of Part I of Schedule 6 (Borrowing Base))	U 10:00 a.m.	U 10:00 a.m.	U 10:00 a.m. (New York time)	U 10.00 a.m.	U-1 3:30 p.m.	U 8:30 a.m.
Relevant Swingline Agent determines (in relation to a Utilisation) the Base Currency Amount of the relevant Swingline Loan, if required under Clause 6.4 (Lenders' participation in Swingline Loans) and notifies the relevant Swingline Lenders of the amount of its participation in the Swingline Loan in accordance with Clause 6.4 (Lenders' participation in Swingline Loans)	U 11:30 a.m.	U 11:30 a.m.	U 11:30 a.m. (New York time)	U 11.30 a.m.	U-1 5:00 p.m.	U 10:00 a.m.
Security Agent (with a copy to the Facility Agent and each other relevant Swingline Agent) receives a Collateral Report showing the Collateral Value will be equal to or greater than the Outstanding Facility Amount (taking into account the Proposed Loan)	U 12:00 noon	U 12:00 noon	U 12:00 noon (New York time)	U 12:00 noon	U 12:00 noon	U 12:00 noon

	Loans in euro	Loans in sterling	Loans in U.S. dollars	Loans in Swiss Francs pursuant to Swingline Facility B	Loans in Swiss Francs pursuant to Swingline Facility E	Loans in Danish Krone / Norwegian Krone / Swedish Krona
Each relevant Swingline Lender make its participation available to the relevant Agent	U 1:00 p.m.	U 1:00 p.m.	U 1:00 p.m. (New York time)	U 1:00 p.m.	U 1:00 p.m.	U 1:00 p.m.
New Utilisation Request to be delivered if Collateral Value is less than Outstanding Facility Amount (taking into account the Proposed Loan)	U 2:00 p.m.	U 2:00 p.m.	U 2:00 p.m. (New York time)	U 2:00 p.m.	U 2:00 p.m.	U 1:00 p.m.
The relevant Swingline Agent makes each relevant Swingline Lenders' participation available to the Company if the Collateral Value is equal to or greater than the Outstanding Facility Amount (taking into account the Proposed Loan)	U 2:30 p.m.	U 2:30 p.m.	U 5:30 p.m. (New York time)	U 2:30 p.m.	U 2:30 p.m.	U 2:00 p.m.

Schedule 9

Form of Increase Confirmation

To:	Bank of America Europe DAC as Facility Agent, Citibank N.A., London Branch as Security Agent and European Central Counterparty N.V. as Company, for and on behalf of each Obligor

From:	[the Increase Lender] (the "Increase Lender")

Dated:	[ ]

European Central Counterparty N.V. – €1,500,000,000 Facility Agreement
originally dated 1 July 2020 as amended and/or restated from time to time (the "Agreement")

1.	We refer to the Agreement. This is an Increase Confirmation. Terms defined in the Agreement have the same meaning in this Increase Confirmation unless given a different meaning in this Increase Confirmation.

2.	We refer to Clause 2.2 (Increase) of the Agreement.

3.	The Increase Lender agrees to assume and will assume all of the obligations corresponding to the Commitments specified in the Schedule (the "Relevant Commitments") as if it had been an Original Lender under the Agreement in respect of the Relevant Commitments.

4.	The proposed date on which the increase in relation to the Increase Lender and the Relevant Commitments is to take effect (the "Increase Date") is [ ].

5.	On the Increase Date, the Increase Lender becomes party to the Finance Documents as a Lender.

6.	The Facility Office and address and attention details for notices to the Increase Lender for the purposes of Clause 34.2 (Addresses) of the Agreement are set out in the Schedule.

7.	The Increase Lender expressly acknowledges the limitations on the Lenders' obligations referred to in paragraph (g) of Clause 2.2 (Increase) of the Agreement.

8.	This Increase Confirmation may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Increase Confirmation.

9.	This Increase Confirmation and any non-contractual obligations arising out of or in connection with it are governed by English law.

10.	This Increase Confirmation has been entered into on the date stated at the beginning of this Increase Confirmation.

THE SCHEDULE
Relevant Commitment/rights and obligations to be assumed by the Increase Lender

[Insert relevant details – including in respect of a Swingline Commitment]

[Facility office address and attention details for notices and account details for payments]

[Increase Lender]

By:

This Increase Confirmation is accepted as an Increase Confirmation for the purposes of the Agreement by the Facility Agent and the Increase Date is confirmed as [                   ].

Facility Agent

By:

Schedule 10

Form of Accordion Increase Request

From:	European Central Counterparty N.V. Cboe Global Markets, Inc.

To:	Bank of America Europe DAC as Facility Agent

Dated:	[ ]

Dear Sirs

European Central Counterparty N.V. – €1,500,000,000 Facility Agreement
originally dated 1 July 2020 as amended and/or restated from time to time (the "Agreement")

1.	We refer to the Agreement. This is an Accordion Increase Request. Terms defined in the Agreement have the same meaning in this Accordion Increase Request unless given a different meaning in this Accordion Increase Request.

2.	We wish to request an increase of the Total Revolving Facility Commitments on the following terms:

Specify Facility/Facilities:	[ ]

Proposed Accordion Increase Date:	[ ] (or, if that is not a Business Day, the next Business Day)

Accordion Increase Amount:	[ ]

Total Commitments following increase:	[ ]

3.	The Accordion Increase Amount will be met by [the following existing Lenders increasing their Commitments in the amounts set out below] [and ][the following Accordion Increase Lenders acceding to the Agreement in respect of the relevant Commitments set out below:

Lender or Accordion Increase Lender	Current Revolving Facility [A/B/C/D/E/F] Commitment (if applicable)	Revolving Facility Commitment [A/B/C/D/E/F] following increase
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Lender or Accordion Increase Lender	Current Swingline [A/B/[C/D/E/F] Facility Commitment (if applicable)	Swingline [A/B/C/D/E/F] Commitment following increase
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

4.	This Accordion Increase Request is irrevocable.

Yours faithfully

…………………………………
authorised signatory for European Central Counterparty N.V.

Yours faithfully

…………………………………
authorised signatory for Cboe Global Markets, Inc.

Schedule 11

Form of Accordion Increase Confirmation

To:	Bank of America Europe DAC as Facility Agent

European Central Counterparty N.V. as Company and

Cboe Global Markets, Inc. as Guarantor

From:	[ ] (the "Accordion Increase Lender")

Dated:	[ ]

European Central Counterparty N.V. – €1,500,000,000 Facility Agreement
originally dated 1 July 2020 as amended and/or restated from time to time (the "Agreement")

1.	We refer to the Agreement. This is an Accordion Increase Confirmation. Terms defined in the Agreement have the same meaning in this Accordion Increase Confirmation unless given a different meaning in this Accordion Increase Confirmation.

2.	We refer to Clause 2.3 (Increase – Accordion Option) of the Agreement.

3.	The Accordion Increase Lender agrees to assume and will assume all of the obligations corresponding to the Commitment specified in the Schedule (the "Relevant Commitment") as if it was an Original Lender under the Agreement.

4.	The proposed date on which the increase in relation to the Accordion Increase Lender and the Relevant Commitment is to take effect is [ ].

5.	On the Accordion Increase Date, the Accordion Increase Lender becomes a Party to the Finance Documents as a "Lender".

6.	The Facility Office and address and attention details for notices to the Accordion Increase Lender for the purposes of Clause 34.2 (Addresses) of the Agreement are set out in the Schedule hereto.

7.	The Accordion Increase Lender expressly acknowledges the limitations on the Lenders' obligations referred to in paragraph (k) of Clause 2.3 (Increase – Accordion Option) of the Agreement.

8.	The Accordion Increase Lender confirms, for the benefit of the Facility Agent and each Swingline Agent and without liability to any Obligor, that it is [a Qualifying Lender (other than a Treaty Lender)].

9.	This Accordion Increase Confirmation may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Accordion Increase Confirmation.

10.	This Accordion Increase Confirmation and any non-contractual obligations arising out of or in connection with it are governed by English law.

11.	This Accordion Increase Confirmation has been entered into on the date stated at the beginning of this Accordion Increase Confirmation.

Note: The execution of this Accordion Increase Confirmation may not be sufficient for the Accordion Increase Lender to obtain the benefit of guarantees and security provided in respect of the Agreement in all jurisdictions. It is the responsibility of the Accordion Increase Lender to ascertain whether any other documents or other formalities are required to obtain the benefit of any security/guarantees in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

THE SCHEDULE

Relevant Commitment/rights and obligations to be assumed by the Accordion Increase Lender

[Insert relevant details – including in respect of a Swingline Commitment]

[Facility Office address and attention details for notices and account details for payments]

[Accordion Increase Lender]

By:

This Accordion Increase Confirmation is accepted as an Accordion Increase Confirmation for the purposes of the Agreement by the Facility Agent and the Accordion Increase Date is confirmed as [                   ].

Facility Agent

By:

Schedule 12

Designated Entities

Part I

List of Designated Entities

Name of Appointing Lender	Designated Entity	Jurisdiction/Currency in relation to which the Designated Entity will participate in Loans
Bank of America Europe DAC	Bank of America, N.A.	USD
Citibank, N.A., London Branch	Citibank, N.A.	USD (in relation to Swingline Facility E only)

Part II

Form of Designated Entity Accession Agreement

To:	Bank of America Europe DAC as Facility Agent

From:	[Designated Entity] and [Appointing Lender]

Date:	[ ]

European Central Counterparty N.V. – €1,500,000,000 Facility Agreement
originally dated 1 July 2020 as amended and/or restated from time to time (the "Agreement")

1.	Words and expressions defined in the Agreement have the same meaning in this Designated Entity Accession Agreement.

2.	We refer to Clause 2.5 (Designated Entities) of the Agreement. This is a Designated Entity Accession Agreement.

3.	The Appointing Lender designates the Designated Entity as its Facility Office for the purposes of participating in Loans to the Company in [currency].

4.	[Name of Designated Entity] agrees to become a party to and to be bound by the terms of the Agreement as a Designated Entity.

5.	For the purposes of Clause 34 (Notices) of the Agreement, the Designated Entity's address for notices is:

[                   ]

6.	This Designated Entity Accession Agreement and any non-contractual obligations arising in connection with it are governed by English law.

[Designated Entity]

By:

[Appointing Lender]

By:

Bank of America Europe DAC

Schedule 13

Term Rate Terms

Part I

CIBOR – Copenhagen Interbank Offered Rate

CIBOR Currency CURRENCY:	Danish Krone.

Revolving Loan RFR Rate as a fallback Revolving Loan RFR Rate will not apply as a fallback.

Cost of funds as a fallback

Cost of funds will apply as a fallback

Definitions

Alternative Term Rate:	None specified.

Alternative Term Rate Adjustment:	None specified.

Business Day / Swingline Business Day:	Any day on which banks are open for general business in Copenhagen.

Business Day Conventions (definition of "Month" and Clause 11.3 (Non-Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day or Swingline Business Day (as applicable) in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day or Swingline Business Day (as applicable); and

(ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day or Swingline Business Day (as applicable) in that calendar month.

(b) If an Interest Period would otherwise end on a day which is not a Business Day or Swingline Business Day (as applicable), that Interest Period will instead end on the next Business Day or Swingline Business Day (as applicable) in that calendar month (if there is one) or the preceding Business Day or Swingline Business Day (as applicable) (if there is not).

Fallback Interest Period:	1 week

Quotation Day:	Two Business Days or Swingline Business Days (as applicable) before the first day of that period (unless market practice differs in the Relevant Market, in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)).

Quotation Time:	In respect of the Primary Term Rate and the Swingline Rate, Quotation Day 11:00 a.m. (Brussels time).

Relevant Market:	The Danish interbank market.

Primary Term Rate:	In relation to CIBOR, the Copenhagen interbank offered rate administered by the Danish Bankers' Association (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on the Thomson Reuters screen. If such service ceases to be available, the Facility Agent may specify another service, displaying the relevant rate after consultation with the Company and the relevant Revolving Facility C Lenders, the Revolving Facility F Lender, the relevant Swingline Facility C Lenders and the Swingline Facility F Lender.

Rate fixing timings	1 week.

Market Disruption Rate:	The applicable Revolving Loan Term Rate.

Deadline for Lenders to report market disruption (Clause 12.2 (Market disruption – Revolving Loans)):	Close of business in Copenhagen on the Quotation Day for the relevant Interest Period.

Part II

NIBOR – Norwegian Interbank Offered Rate

NIBOR Currency CURRENCY:	Norwegian Krone.

Revolving Loan RFR Rate as a fallback Revolving Loan RFR Rate will not apply as a fallback.

Cost of funds as a fallback

Cost of funds will apply as a fallback

Definitions

Alternative Term Rate:	None specified.

Alternative Term Rate Adjustment:	None specified.

Business Day / Swingline Business Day:	Any day on which banks are open for general business in Norway.

Business Day Conventions (definition of "Month" and Clause 11.3 (Non-Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i) if the numerically corresponding day is not a Business Day or Swingline Business Day (as applicable), that period shall end on the next Business Day or Swingline Business Day (as applicable) in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day or Swingline Business Day (as applicable); and

(ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day or Swingline Business Day (as applicable) in that calendar month.

(b) If an Interest Period would otherwise end on a day which is not a Business Day or Swingline Business Day (as applicable), that Interest Period will instead end on the next Business Day or Swingline Business Day (as applicable) in that calendar month (if there is one) or the preceding Business Day or Swingline Business Day (as applicable) (if there is not).

Fallback Interest Period:	1 week

Quotation Day:	Two Business Days or Swingline Business Days (as applicable) before the first day of that period (unless market practice differs in the Relevant Market, in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)).

Quotation Time:	In respect of the Primary Term Rate and the Swingline Rate, Quotation Day 12:00 (Brussels time).

Relevant Market:	The Norwegian interbank market.

Primary Term Rate:	In relation to NIBOR, the Norwegian interbank offered rate administered by Finansielle Referanser AS (NoRe) (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on the Thomson Reuters screen; If such service ceases to be available, the Facility Agent may specify another service, displaying the relevant rate after consultation with the Company, the relevant Revolving Facility C Lenders, the Revolving Facility F Lender, the Swingline Facility C Lenders and the Swingline Facility F Lender.

Rate fixing timings	1 week.

Market Disruption Rate:	The applicable Revolving Loan Term Rate.

Deadline for Lenders to report market disruption (Clause 12.2 (Market disruption – Revolving Loans)):	Close of business in Oslo on the Quotation Day for the relevant Interest Period.

Part III

STIBOR – Stockholm Interbank Offered Rate

STIBOR Currency CURRENCY:	Swedish Krona.

Revolving Loan RFR Rate as a fallback Revolving Loan RFR Rate will not apply as a fallback.

Cost of funds as a fallback

Cost of funds will apply as a fallback

Definitions

Alternative Term Rate:	None specified.

Alternative Term Rate Adjustment:	None specified.

Business Day/Swingline Business Day:	Any day on which banks are open for general business in Stockholm.

Business Day Conventions (definition of "Month" and Clause 11.3 (Non-Business Days)):	No rules specified.

Fallback Interest Period:	1 week

Quotation Day:	Two Business Days or Swingline Business Days (as applicable) before the first day of that period (unless market practice differs in the Relevant Market, in which case the Quotation Day will be determined by the Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)).

Relevant Market:	The Swedish interbank market.

Quotation Time	In respect of the Primary Term Rate and the Swingline Rate, Quotation Day 11:00 a.m. (Brussels time).

Primary Term Rate:	In relation to STIBOR, the Stockholm interbank offered rate administered by Swedish Financial Benchmark Facility AB (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on the Thomson Reuters screen. If such service ceases to be available, the Agent may specify another service, displaying the relevant rate after consultation with the Company, the relevant Revolving Facility C Lenders, the Revolving Facility F Lender, the Swingline Facility C Lenders and the Swingline Facility F Lender.

Rate fixing timings	U-2

Market Disruption Rate:	The applicable Revolving Loan Term Rate.

Deadline for Lenders to report market disruption (Clause 12.2 (Market disruption – Revolving Loans)):	Close of business in Stockholm on the Quotation Day for the relevant Interest Period.

Part IV
Euro (Revolving Loans)

Revolving Loan RFR Rate as a fallback Revolving Loan RFR Rate will not apply as a fallback. Cost of funds as a fallback
Cost of funds will apply as a fallback.
Definitions
Additional Business Days:	A TARGET Day.
Alternative Term Rate:	None specified.
Alternative Term Rate Adjustment:	None specified.
Business Day Conventions (definition of "Month" and Clause 11.3 (Non-Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i)             subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(ii)            if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(iii)           if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

(b) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).
Fallback Interest Period:	Five Business Days
Market Disruption Rate:	The applicable Revolving Loan Term Rate.
Primary Term Rate:	The euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen, provided that if that rate is less than zero, it shall be deemed to be zero.
Quotation Day:	Two TARGET Days before the first day of the relevant Interest Period (unless market practice differs in the Relevant Market, in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)).
Quotation Time:	Quotation Day 11:00 a.m. (Brussels time).
Relevant Market:	The European interbank market.
Deadline for Lenders to report market disruption in accordance with Clause 12.2 (Market disruption- Revolving Loans):	Close of business in London on the Quotation Day for the relevant Loan.

Schedule 14
RFR Terms

Part I
Sterling

CURRENCY:	Sterling.
Cost of funds as a fallback
Cost of funds will not apply as a fallback.
Definitions
Additional Business Days:	An RFR Banking Day.
Applicable Rate Floor:	Zero.
Credit Adjustment Spread:	Length of Interest Period	Credit Adjustment Spread
	One Week	0.0168 per cent. per annum
	One Month or less but greater than one week	0.0326 per cent. per annum
Break Costs:	None specified.
Business Day Conventions (definition of "Month" and Clause 11.3 (Non-Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i)        subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day or Swingline Business Day (as applicable) in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day or Swingline Business Day (as applicable);

(ii)       if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day or Swingline Business Day (as applicable) in that calendar month; and

(iii)       if an Interest Period begins on the last Business Day or Swingline Business Day (as applicable) of a calendar month, that Interest Period shall end on the last Business Day or Swingline Business Day (as applicable) in the calendar month in which that Interest Period is to end.

(b) If an Interest Period would otherwise end on a day which is not a Business Day or Swingline Business Day (as applicable), that Interest Period will instead end on the next Business Day or Swingline Business Day (as applicable) in that calendar month (if there is one) or the preceding Business Day or Swingline Business Day (as applicable) (if there is not).
Central Bank Rate:	The Bank of England's Bank Rate as published by the Bank of England from time to time.

Central Bank Rate Adjustment:

In relation to the Central Bank Rate prevailing at close of business on any RFR Banking Day, the 20 per cent. trimmed arithmetic mean (calculated by the Facility Agent, or by any other Finance Party which agrees to do so in place of the Facility Agent) of the Central Bank Rate Spreads for the five most immediately preceding RFR Banking Days for which the RFR is available.

For this purpose, "Central Bank Rate Spread" means, in relation to any RFR Banking Day, the difference (expressed as a percentage rate per annum) calculated by the Facility Agent (or by any other Finance Party which agrees to do so in place of the Facility Agent) between:

(a)         the RFR for that RFR Banking Day; and

(b)         the Central Bank Rate prevailing at close of business on that RFR Banking Day.

Daily Rate:

The "Daily Rate" for any RFR Banking Day is:

(a)         the RFR for that RFR Banking Day; or

(b)         if the RFR is not available for that RFR Banking Day, the percentage rate per annum which is the aggregate of:

(i)             the Central Bank Rate for that RFR Banking Day; and

(ii)            the applicable Central Bank Rate Adjustment; or

(c)         if paragraph (b) above applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of:

(i)             the most recent Central Bank Rate for a day which is no more than five RFR Banking Days before that RFR Banking Day; and

(ii)            the applicable Central Bank Rate Adjustment,

rounded, in each case, to four decimal places (with 0.000005 being rounded upwards) and if, in each case, that rate or, in relation to an RFR Revolving Loan, the aggregate of that rate and the applicable Credit Adjustment Spread, is less than the Applicable Rate Floor, the Daily Rate shall be deemed to be the Applicable Rate Floor or, in relation to an RFR Revolving Loan, such a rate that the aggregate of the Daily Rate and the applicable Credit Adjustment Spread is the Applicable Rate Floor.

Lookback Period:	Five RFR Banking Days.
Market Disruption Rate:	None specified.
Relevant Market:	The sterling wholesale market.
Reporting Day:	Not applicable.
RFR:	The SONIA (sterling overnight index average) reference rate displayed on the relevant screen of any authorised distributor of that reference rate.
RFR Banking Day:	A day (other than a Saturday or Sunday) on which banks are open for general business in London.
Reporting Times	Not applicable.

Part II
Dollar (Revolving Loan)

CURRENCY:	Dollars.
Cost of funds as a fallback
Cost of funds will not apply as a fallback.
Definitions
Additional Business Days:	An RFR Banking Day.
Applicable Rate Floor:	Zero.
Credit Adjustment Spread:	Length of Interest Period	Credit Adjustment Spread
	One Week	0.03839 per cent. per annum
	One Month or less but greater than one week	0.11448 per cent. per annum
Break Costs:	None specified.
Business Day Conventions (definition of “Month” and Clause 11.3 (Non-Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:
(i) subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;
(ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and
(iii) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.
(b) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

Central Bank Rate:

(a)         The short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or

(b)         if that target is not a single figure, the arithmetic mean of:

(i)             the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and

(ii)            the lower bound of that target range.

Central Bank Rate Adjustment:

In relation to the Central Bank Rate prevailing at close of business on any RFR Banking Day, the 20 per cent. trimmed arithmetic mean (calculated by the Facility Agent, or by any other Finance Party which agrees to do so in place of the Facility Agent) of the Central Bank Rate Spreads for the five most immediately preceding RFR Banking Days for which the RFR is available.

For this purpose, “Central Bank Rate Spread” means, in relation to any RFR Banking Day, the difference (expressed as a percentage rate per annum) calculated by the Facility Agent (or by any other Finance Party which agrees to do so in place of the Facility Agent) between:

(a)       the RFR for that RFR Banking Day; and

(b)       the Central Bank Rate prevailing at close of business on that RFR Banking Day.

Daily Rate:

The “Daily Rate” for any RFR Banking Day is:

(a)         the RFR for that RFR Banking Day; or

(b)         if the RFR is not available for that RFR Banking Day, the percentage rate per annum which is the aggregate of:

(i)             the Central Bank Rate for that RFR Banking Day; and

(ii)            the applicable Central Bank Rate Adjustment; or

(c)         if paragraph (b) above applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of:

(i)             the most recent Central Bank Rate for a day which is no more than five RFR Banking Days before that RFR Banking Day; and

(ii)            the applicable Central Bank Rate Adjustment,

rounded, in each case, to five decimal places (with 0.000005 being rounded upwards) and if, in each case, that rate or, in relation to an RFR Revolving Loan, the aggregate of that rate and the applicable Credit Adjustment Spread is less than the Applicable Rate Floor, the Daily Rate shall be deemed to be the Applicable Rate Floor or, in relation to an RFR Revolving Loan, such a rate that the aggregate of the Daily Rate and the applicable Credit Adjustment Spread is the Applicable Rate Floor.

Lookback Period:	Five RFR Banking Days.
Market Disruption Rate:	None specified.
Relevant Market:	The market for overnight cash borrowing collateralised by US Government Securities.
Reporting Day:	Not applicable.
RFR:	The secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate).
RFR Banking Day:

Any day other than:

(a)         a Saturday or Sunday; and

(b)         a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities.

Reporting Times:	Not applicable.

Part III
Swiss Francs

CURRENCY:	Swiss francs.
Cost of funds as a fallback
Cost of funds will not apply as a fallback.
Definitions
Additional Business Days:	An RFR Banking Day.
Applicable Rate Floor:	Zero.
Credit Adjustment Spread:	Length of Interest Period	Credit Adjustment Spread
	One Week	-0.0705 per cent. per annum
	One Month or less but greater than one week	-0.0571 per cent. per annum
Break Costs:	None specified.
Business Day Conventions (definition of "Month" and Clause 11.3 (Non-Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i)        subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day or Swingline Business Day (as applicable), that period shall end on the next Business Day or Swingline Business Day (as applicable) in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day or Swingline Business Day (as applicable);

(ii)       if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day or Swingline Business Day (as applicable) in that calendar month; and

(iii)       if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day or Swingline Business Day (as applicable) in the calendar month in which that Interest Period is to end.

(b) If an Interest Period would otherwise end on a day which is not a Business Day or Swingline Business Day (as applicable), that Interest Period will instead end on the next Business Day or Swingline Business Day (as applicable) in that calendar month (if there is one) or the preceding Business Day or Swingline Business Day (as applicable) (if there is not).
Central Bank Rate:	The policy rate of the Swiss National Bank as published by the Swiss National Bank from time to time.
Central Bank Rate Adjustment:	In relation to the Central Bank Rate prevailing at close of business on any RFR Banking Day, the 20 per cent. trimmed arithmetic mean (calculated by the Facility Agent, or by any other Finance Party which agrees to do so in place of the Facility Agent) of the Central Bank Rate Spreads for the five most immediately preceding RFR Banking Days for which the RFR is available.

For this purpose, "Central Bank Rate Spread" means, in relation to any RFR Banking Day, the difference (expressed as a percentage rate per annum) calculated by the Facility Agent (or by any other Finance Party which agrees to do so in place of the Facility Agent) between:

(a)       the RFR for that RFR Banking Day; and

(b)       the Central Bank Rate prevailing at close of business on that RFR Banking Day.

Daily Rate:	The "Daily Rate" for any RFR Banking Day is:
(a) the RFR for that RFR Banking Day; or

(b)         if the RFR is not available for that RFR Banking Day, the percentage rate per annum which is the aggregate of:

(i)       the Central Bank Rate for that RFR Banking Day; and

(ii)       the applicable Central Bank Rate Adjustment; or

(c)         if paragraph (b) above applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of:

(i)             the most recent Central Bank Rate for a day which is no more than five RFR Banking Days before that RFR Banking Day; and

(ii)            the applicable Central Bank Rate Adjustment,

rounded, in each case, to six decimal places (with 0.0000005 being rounded upwards) and if, in each case, that rate or, in relation to an RFR Revolving Loan, the aggregate of that rate and the applicable Credit Adjustment Spread, is less than the Applicable Rate Floor, the Daily Rate shall be deemed to be the Applicable Rate Floor or, in relation to an RFR Revolving Loan, such a rate that the aggregate of the Daily Rate and the applicable Credit Adjustment Spread is the Applicable Rate Floor.

Lookback Period:	Five RFR Banking Days.
Market Disruption Rate:	None specified.
Relevant Market:	The Swiss francs overnight repo market.
Reporting Day:	Not applicable.
RFR:	The SARON (Swiss Average Rate Overnight) reference rate administered by SIX (or any other person which takes over the administration of that rate) as at the close of trading on the SIX Swiss Exchange on the relevant day displayed on page SARON.S of the Thomson Reuters screen under the heading CLSFIX.
RFR Banking Day:	A day (other than a Saturday or Sunday) on which banks are open for the settlement of payments and foreign exchange transactions in Zurich.
Reporting Times:	Not applicable.

Schedule 15
Daily Non-Cumulative Compounded RFR Rate

The "Daily Non-Cumulative Compounded RFR Rate" for any RFR Banking Day "i" during an Interest Period for an RFR Loan is the percentage rate per annum (without rounding) calculated as set out below:

where:

"UCCDRi" means the Unannualised Cumulative Compounded Daily Rate for that RFR Banking Day "i";

"UCCDRi-1" means, in relation to that RFR Banking Day "i", the Unannualised Cumulative Compounded Daily Rate for the immediately preceding RFR Banking Day (if any) during that Interest Period;

"dcc" means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number;

"ni" means the number of calendar days from, and including, that RFR Banking Day "i" up to, but excluding, the following RFR Banking Day; and

the "Unannualised Cumulative Compounded Daily Rate" for any RFR Banking Day (the "Cumulated RFR Banking Day") during that Interest Period is the result of the below calculation (without rounding):

where:

"ACCDR" means the Annualised Cumulative Compounded Daily Rate for that Cumulated RFR Banking Day;

"tni" means the number of calendar days from, and including, the first day of the Cumulation Period to, but excluding, the RFR Banking Day which immediately follows the last day of the Cumulation Period;

"Cumulation Period" means the period from, and including, the first RFR Banking Day of that Interest Period to, and including, the Cumulated RFR Banking Day;

"dcc" has the meaning given to that term above; and

the "Annualised Cumulative Compounded Daily Rate" for that Cumulated RFR Banking Day is the percentage rate per annum (without rounding) calculated as set out below:

where:

"d0" means the number of RFR Banking Days in the Cumulation Period;

"Cumulation Period" has the meaning given to that term above;

"i" means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order in the Cumulation Period;

"DailyRatei-LP" means, for any RFR Banking Day "i" in the Cumulation Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period prior to that RFR Banking Day "i";

"ni" means, for any RFR Banking Day "i" in the Cumulation Period, the number of calendar days from, and including, that RFR Banking Day "i" up to, but excluding, the following RFR Banking Day;

"dcc" has the meaning given to that term above; and

"tni" has the meaning given to that term above.

[Note: signature pages have not been amended or restated pursuant to the 2021 Amendment and Restatement Agreement]

The Company

European Central Counterparty N.V.

Address:	World Trade Center, Tower I, Level 3

Strawinskylaan 1847, 1077 XX Amsterdam

The Netherlands

Email:	compliance@euroccp.com

Tel:	+31 20 5703300

Attention:	Corporate Secretary

By:

Name: A.C. Siegmann

By:

Name: C.I. Nagel

The Guarantor

Cboe Global Markets, Inc.

Address:	400 South LaSalle Street, Chicago, Illinois 60605

Fax No:N/A

Attention:	Brian N. Schell

By:

Name:	Brian N. Schell, Executive Vice President,
Chief Financial Officer and Treasurer

Co-ordinator

Bank of America Merrill Lynch International Designated Activity Company

By:

Name:

Bookrunner Mandated Lead Arrangers

Bank of America Merrill Lynch International Designated Activity Company

By:

Name:

Bank of China Limited, London Branch

By:

Name:

Barclays Bank PLC

By:

Name:

Citigroup Global Markets Limited

By:

Name:

Deutsche Bank Luxembourg S.A.

By:

Name:

Goldman Sachs Bank USA

By:

Name:

J.P. Morgan Securities plc

By:

Name:

Nordea Danmark, Filial af Nordea Bank Abp, Finland

By:

Name:

Royal Bank of Canada

By:

Name:

The Toronto-Dominion Bank, London Branch

By:

Name:

Mandated Lead Arrangers

Industrial and Commercial Bank of China Limited London Branch

By:

Name:

Sumitomo Mitsui Banking Corporation Europe Limited

By:

Name:

The Original Revolving Lenders

Bank of America Merrill Lynch International Designated Activity Company

By:

Name:

Bank of China Limited, London Branch

By:

Name:

Barclays Bank PLC

By:

Name:

Citibank, N.A., London Branch

By:

Name:

Deutsche Bank Luxembourg S.A.

By:

Name:

Goldman Sachs Bank USA

By:

Name:

Industrial and Commercial Bank of China Limited London Branch

By:

Name:

JPMorgan Chase Bank, N.A., London Branch

By:

Name:

Nordea Danmark, Filial af Nordea Bank Abp, Finland

By:

Name:

Royal Bank of Canada

By:

Name:

Sumitomo Mitsui Banking Corporation, Brussels Branch

By:

Name:

The Toronto-Dominion Bank, London Branch

By:

Name:

The Original Swingline Lenders

Bank of America Merrill Lynch International Designated Activity Company

By:

Name:

Bank of China Limited, London Branch

By:

Name:

Barclays Bank PLC

By:

Name:

Citibank, N.A., London Branch

By:

Name:

Deutsche Bank Luxembourg S.A.

By:

Name:

Deutsche Bank AG New York Branch (as an original swingline lender for USD loans only)

By:

Name:

Goldman Sachs Bank USA

By:

Name:

Industrial and Commercial Bank of China Limited London Branch

By:

Name:

JPMorgan Chase Bank, N.A., London Branch

By:

Name:

Nordea Danmark, Filial af Nordea Bank Abp, Finland

By:

Name:

Royal Bank of Canada

By:

Name:

Sumitomo Mitsui Banking Corporation, Brussels Branch

By:

Name:

The Toronto-Dominion Bank, London Branch

By:

Name:

Designated Entities

Bank of America, N.A.

By:

Name:

Citibank, N.A., New York Branch (as a Designated Entity for USD drawdowns in respect of Swingline Facility E only)

By:

Name:

The Facility Agent

Bank of America Merrill Lynch International Designated Activity Company

Address:	Two Park Place Hatch Street, Dublin Ireland

Email:	EMEA.7115LoansAgency@bankofamerica.com

Fax No: 0208 313 2149

Attention:	Loans Agency Servicing

By:

Name:

The Security Agent

Citibank N.A., London Branch

Address:	6th Floor CGC1, Citigroup Centre, Canada Square, London E14 5LB

Email:	issuerpfla@citi.com

Attention:	PFLA Team, Agency & Trust

By:

Name:

The U.S. Dollar Swingline Agent

Bank of America, N.A.

Address:	GATEWAY VILLAGE-900 BUILDING, 900 W TRADE ST, CHARLOTTE, NC, 28255-0001, United States of America

Email:	melanie.brichant@bofa.com

Fax No: +1 704 409 0550

Attention:	Melanie Brichant

By:

Name:

The Euro/£ Swingline Agent

Bank of America Merrill Lynch International Designated Activity Company

Address:	Two Park Place Hatch Street, Dublin Ireland

Email:	EMEA.7115LoansAgency@bankofamerica.com

Fax No:	0208 313 2149

Attention:	Loans Agency Servicing

By:

Name:

The Swiss Francs Swingline Agent

Bank of America Merrill Lynch International Designated Activity Company

Address:	Two Park Place Hatch Street, Dublin Ireland

Email:	EMEA.7115LoansAgency@bankofamerica.com

Fax No:	0208 313 2149

Attention:	Loans Agency Servicing

By:

Name:

The Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent

Nordea Danmark, Filial Af Nordea Bank Abp, Finland

Address:	Grønjordsvej 10, 2300 Copenhagen

Email:	tine.scharling@nordea.com

Fax No: N.A.

Attention:	Tine Scharling, Structured Loan Services

By:

Name:

SIGNATURES

The Company

European Central Counterparty N.V.

Address:	World Trade Center, Tower I, Level 3

Strawinskylaan 1847, 1077 XX Amsterdam

The Netherlands

Email:	compliance@euroccp.com

Tel:	+31 20 5703300

Attention:	Corporate Secretary

By:	/s/ A.C. Siegmann

Name: A.C. Siegmann

By:	/s/ C.I. Nagel

Name: C.I. Nagel

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The Guarantor

Cboe Global Markets, Inc.

Address:	400 South LaSalle Street, Chicago, Illinois 60605

Fax	No:N/A

Attention:	Brian N. Schell

By:	/s/ Brian N. Schell

Name: Brian N. Schell, Executive Vice President,
Chief Financial Officer and Treasurer

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Continuing Bookrunner Mandated Lead Arrangers

Bank of America Europe DAC

By:	/s/ Scott P. Mitchell

Name: Scott P. Mitchell

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Bank of China Limited, London Branch

By:	/s/ Yan Wang	/s/ Dongfang Shi

Name: Yan Wang		Dongfang Shi

Deputy General Manager		Head of Financial Institutions

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Barclays Bank PLC

By:	/s/ Chris Bicheno

Name: Chris Bicheno

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Citigroup Global Markets Limited

By:	/s/ Andrew Mason

Name: Andrew Mason

Director

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Deutsche Bank Luxembourg S.A.

By:	/s/ Franz-Josef Ewerhardy	/s/ Banu Kologlu

Name: Franz-Josef Ewerhardy		Banu Kologlu

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Goldman Sachs Bank USA

By:	/s/ Ryan Durkin

Name: Ryan Durkin

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Industrial and Commercial Bank of China Limited London Branch

By:	/s/ Ying Shi	/s/ Robert Gordon Clark

Name: Ying Shi		Robert Gordon Clark

Deputy General Manager		DGM and CRO

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

J.P. Morgan Securities PLC

By:	/s/ Sofia Romero-Emberton

Name: Sofia Romero-Emberton

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Nordea Danmark, filial af Nordea Bank Abp, Finland

By:	/s/ Jesper Borme Frederiksen	/s/ Martin Subberup

Name: Jesper Borme Frederiksen		Martin Stubberup

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Royal Bank of Canada

By:	/s/ Philip Ball

Name: Philip Ball

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The Toronto-Dominion Bank, London Branch

By:	/s/ Philip Bates

Name: Philip Bates

MD & Head European Corporate Banking

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Acceding Bookrunner Mandated Lead Arrangers

Commerzbank AG

By:	/s/ Leonard Meyer	Rob Scott

Name: Leonard Meyer		Rob Scott

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Skandinaviska Enskilda Banken AB (publ)

By:	/s/ Penny Neville-Park	/s/ Andrew Moore

Name: Penny Neville-Park		Andrew Moore

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Wells Fargo Bank International Unlimited Company

By:	/s/ Loocyn Kinosian

Name: Loocyn Kinosian

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Acceding Mandated Lead Arranger

Lloyds Bank Plc

By:	/s/ Mehran Jamil

Name:	Mehran Jamil

Associate Director

Lending Execution

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Outgoing Original Mandated Lead Arranger

Sumitomo Mitsui Banking Corporation Brussels Branch

By:	/s/ Konstantinos Karabalis

Name:	Konstantinos Karabalis

Senior Executive Director

By:	/s/ FBouchat

Name:	FBouchat

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The Continuing Revolving Lenders

Bank of America Europe DAC

By:	/s/ Stephen Elliott

Name: Stephen Elliott

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Bank of China Limited, London Branch

By:	/s/ Yan Wang	/s/ Dongfang Shi

Name:	Yan Wang	Dongfang Shi

	Deputy General Manager	Head of Financial Institutions

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Barclays Bank PLC

By:	/s/ Chris Bicheno

Name: Chris Bicheno

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Citibank, N.A., London Branch

By:	/s/ Andrew Mason

Name:	Andrew Mason

Director

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Deutsche Bank Luxembourg S.A.

By:	/s/ Franz-Josef Ewerhardy	/s/ Banu Kologlu

Name: Franz-Josef Ewerhardy		Banu Kologlu

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Goldman Sachs Bank USA

By:	/s/ Ryan Durkin

Name: Ryan Durkin

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Industrial and Commercial Bank of China Limited London Branch

By:	/s/ Ying Shi	/s/ Robert Gordon Clark

Name:	Ying Shi	Robert Gordon Clark

	Deputy General Manager	DGM and CRO

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

JPMorgan Chase Bank, N.A., London Branch

By:	/s/ Sofia Romero Emberton

Name: Sofia Romero-Emberton

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Nordea Danmark, Filial af Nordea Bank Abp, Finland

By:	/s/ Jesper Borme Frederiksen

Name: Jesper Borme Frederiksen

By:	/s/ Martin Subberup

Name: Martin Stubberup

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Royal Bank of Canada

By:	/s/ Philip Ball

Name: Philip Ball

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The Toronto-Dominion Bank, London Branch

By:	/s/ Philip Bates

Name:	Philip Bates

MD & Head European Corporate Banking

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Acceding Revolving Lenders

Commerzbank AG

By:	/s/ Leonard Meyer	/s/ Rob Scott

Name: Leonard Meyer		Rob Scott

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Lloyds Bank Plc

By:	/s/ Mehran Jamil
Name:	Mehran Jamil
Associate Director
Lending Execution

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Skandinaviska Enskilda Banken AB (publ)

By:	/s/ Penny Neville-Park	/s/ Andrew Moore
Name:	Penny Neville-Park	Andrew Moore

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Wells Fargo Bank International Unlimited Company

By:	/s/ Loocyn Kinosian
Name:	Loocyn Kinosian

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The Continuing Swingline Lenders

Bank of America Europe DAC

By:	/s/ Stephen Elliott
Name:	Stephen Elliott

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Bank of China Limited, London Branch

By:	/s/ Yan Wang	/s/ Dongfang Shi
Name:	Yan Wang	Dongfang Shi
	Deputy General Manager	Head of Financial Institutions

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Barclays Bank PLC

By:	/s/ Chris Bicheno
Name:	Chris Bicheno

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Citibank, N.A., London Branch

By:	/s/ Andrew Mason
Name:	Andrew Mason
Director, BCMA

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Deutsche Bank Luxembourg S.A.

By:	/s/ Franz-Josef Ewerhardy	/s/ Banu Kologlu
Name:	Franz-Josef Ewerhardy	Banu Kologlu

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Goldman Sachs Bank USA

By:	/s/ Ryan Durkin
Name:	Ryan Durkin

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Industrial and Commercial Bank of China Limited London Branch

By:	/s/ Ying Shi	/s/ Robert Gordon Clark
Name:	Ying Shi	Robert Gordon Clark
	Deputy General Manager	DGM and CRO

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

JPMorgan Chase Bank, N.A., London Branch

By:	/s/ Sofia Romero-Emberton
Name:	Sofia Romero-Emberton

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Nordea Danmark, Filial af Nordea Bank Abp, Finland

By:	/s/ Jesper Borme Frederiksen
Name:	Jesper Borme Frederiksen
Client Executive

By:	/s/ Martin Subberup
Name:	Martin Subberup
Client Executive

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Royal Bank of Canada

By:	/s/ Philip Ball
Name:	Philip Ball

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The Toronto-Dominion Bank, London Branch

By:	/s/ Philip Bates
Name:	Philip Bates
MD & Head European Corporate Banking

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Acceding Swingline Lenders

Commerzbank AG

By:	/s/ Leonard Meyer
Name:	Leonard Meyer

By:	/s/ Rob Scott
Name:	Rob Scott

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Lloyds Bank Plc

By:	/s/ Mehran Jamil
Name:	Mehran Jamil
Associate Director, Lending Execution

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Skandinaviska Enskilda Banken AB (publ)

By:	/s/ Penny Neville Park	/s/ Andrew Moore

Name: Penny Neville-Park		Andrew Moore

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Wells Fargo Bank International Unlimited Company

By:	/s/ Loocyn Kinosian

Name: Loocyn Kinosian

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Outgoing Original Revolving Lender

Sumitomo Mitsui Banking Corporation, Brussels Branch

By:	/s/ Konstantinos Karabalis

Name:	Konstantinos Karabalis

Senior Executive Director

By:	/s/ FBouchat

Name:	FBouchat

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Outgoing Original Swingline Lenders

Deutsche Bank AG New York Branch

By:	/s/ Ming K Chu

Name: Ming K Chu
Title: Director
Phone: +1-212-250-5451
Email: ming.k.chu@db.com

By:	/s/ Marko Lukin

Name: Marko Lukin
Title: Vice President
Phone: +1-212-250-7283
Email: marko.lukin@db.com

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Sumitomo Mitsui Banking Corporation, Brussels Branch

By:	/s/ Konstantinos Karabalis

Name:	Konstantinos Karabalis

Senior Executive Director

By:	/s/ FBouchat

Name:	FBouchat

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Designated Entities

Bank of America, N.A. (as a Designated Entity for USD drawdowns)

By:	/s/ Albert Wheeler

Name:	Albert Wheeler

Vice President

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

Citibank, N.A. (as a Designated Entity for USD drawdowns in respect of Swingline Facility E only)

By:	/s/ Ciaran Small

Name: Ciaran Small

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The Facility Agent

Bank of America Europe DAC

Address:	Two Park Place Hatch Street, Dublin Ireland

Email:	EMEA.7115LoansAgency@bankofamerica.com

Fax:	0208 313 2149

Attention:	Loans Agency Servicing

By:	/s/ Joanna Harris

Name:	Joanna Harris

Assistant Vice President

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The U.S. Dollar Swingline Agent

Bank of America, N.A.

Address:	GATEWAY VILLAGE-900 BUILDING, 900 W TRADE ST, CHARLOTTE, NC, 28255-0001, United States of America

Email:	melanie.brichant@bofa.com

Fax No:	+1 704 409 0550

Attention:	Melanie Brichant

By:	/s/ Albert Wheeler

Name:	Albert Wheeler

Vice President

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The €/£ Swingline Agent and the Swiss Francs Swingline Agent

Bank of America Europe DAC

Address:	Two Park Place Hatch Street, Dublin Ireland

Email:	EMEA.7115LoansAgency@bankofamerica.com

Fax No:	0208 313 2149

Attention:	Loans Agency Servicing

By:	/s/ Joanna Harris

Name:	Joanna Harris

Assistant Vice President

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The Danish Krone/Norwegian Krone/Swedish Krona Swingline Agent

Nordea Danmark, Filial af Nordea Bank Abp, Finland

Address:	Grønjordsvej 10, 2300 Copenhagen

Email:	sls.sweden@nordea.com; agency@nordea.com

Fax No:	N/A

Attention:	Structured Loan Services

By:	/s/ Tine Scharling	/s/ Karen Rothaus Larsen

Name:	Tine Scharling	Karen Rothaus Larsen

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The Facility F Swingline Agent

Skandinaviska Enskilda Banken AB (publ)

Address:	Kungsträdgårdsgatan 8, 106 40 Stockholm, Sweden

Email:	moloans@seb.co.uk / sco@seb.se

Fax No:

Attention:	Middle Office Loans / SCO

By:	/s/ Penny Neville-Park	/s/ Andrew Moore

Name: Penny Neville-Park		Andrew Moore

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages

The Security Agent

Citibank N.A., London Branch

Address:	6th Floor CGC1, Citigroup Centre, Canada Square, London E14 5LB

Email:	issuerpfla@citi.com

Attention:	PFLA Team, Agency & Trust

By:	/s/ Georgia Mitchell

Name:	Georgia Mitchell

Vice President

EuroCCP 2021 Amendment and Restatement Agreement Signature Pages